Exhibit 10.5

CONFIDENTIAL TREATMENT REQUESTED

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT AND FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

MASTER SERVICES AGREEMENT

FOR

TELECOMMUNICATIONS EQUIPMENT SUPPORT SERVICES

BETWEEN

ALCATEL-LUCENT USA INC. 600-700 Mountain Avenue Murray Hill, New Jersey 07974-0636 USA	GOODMAN NETWORKS, INC. 6400 International Parkway Suite 1000 Plano, Texas 75093 USA

AGREEMENT NUMBER 4480027351

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 2 of 106

TABLE OF CONTENTS

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Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 3 of 110

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 4 of 110

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 5 of 110

This Master Services Agreement for Telecommunications Equipment Support Services (hereinafter “Agreement”) is entered into by and between:

Alcatel-Lucent USA Inc. (“Alcatel-Lucent”), a company organized under the laws of the State of Delaware, with offices at 600-700 Mountain Avenue, Murray Hill, New Jersey 07974-0636, and Goodman Networks, Inc. (“Subcontractor”), a company organized under the laws of State of Texas, with offices at 6400 International Parkway, Suite 1000, Plano, Texas 75093. Individually, each is a “Party” and collectively, the “Parties.”

WHEREAS, Subcontractor provides certain services and other support that may include, but is not limited to, engineering, installation, maintenance, design, test and turn up, integration and commissioning, site location and construction services, consulting, knowledge transfer, training, RF Design & Optimization, Outside Plant and other Professional Services (“Services”) which may be required by Alcatel-Lucent for its own internal business use (“Internal Use”) or in support of Alcatel-Lucent’s sale of products and services to Alcatel-Lucent’s end-user customers (“End User Customers”); and

WHEREAS, Alcatel-Lucent and Subcontractor desire that Alcatel-Lucent shall offer Subcontractor’s Services for re-sale to End-User Customers either alone or in conjunction with Alcatel-Lucent’s products and services; and

WHEREAS, Alcatel-Lucent and Subcontractor desire to enter into an arrangement whereby, upon an election by an End User Customer to procure Services from Alcatel-Lucent (a “Project”), Alcatel-Lucent may subcontract with Subcontractor for Services for delivery to the End-User Customers for such Project.

NOW THEREFORE, the Parties mutually agree that the following terms and conditions shall apply:

Section 1:DEFINITIONS

The following definitions shall apply:

1.1“Affiliate” or “Affiliates” mean any legal entity or company which either Party (i) owns or controls, (ii) is owned or controlled by or is (iii) under common ownership or control with.

1.2“Apparatus” means the special test equipment loaned to the Subcontractor for its use.

1.3“ALU Assets” means the assets loaned to the Subcontractor for its use in connection with performance of the Services hereunder.

1.4“Day” means a calendar day.

1.5“Deliverables” mean those tangible or intangible items to be developed and/or provided by Subcontractor to Alcatel-Lucent or to the End User Customer in connection with the Project and as part of the Services, and as identified in an Order and/or a Statement of Work.

1.6“Deliverables Specifications” mean the agreed specifications for the Deliverables, as identified in the applicable Order or Statement of Work.

1.7“Documentation” means the documentation covering the Equipment and/or Apparatus or Services.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 6 of 110

1.8“End User Customer” means the customer by whom Alcatel-Lucent has been engaged to provide Alcatel-Lucent products and/or services.

1.9“Equipment” means the Software, hardware and/or materials, which are the subject of the Services specified in this Agreement and/or a Project Agreement.

1.10“Final Acceptance” means the final approval of the Services by the End User Customer and/or Alcatel-Lucent, as applicable and as defined in this Agreement.

1.11“Force Majeure Condition” means fire, flood, earthquake, elements of nature, riots, civil disorders, rebellions or revolutions or any other similar cause beyond the reasonable control of a Party.

1.12“Main Contract” means the contract entered into by and between Alcatel-Lucent and the End User Customer.

1.13“Material” means tools, materials, consumables, equipment and apparatus supplied by the Subcontractor and necessary for the performance of the Services.

1.14“Normal Business Hours” means 8:00 am to 5:00 pm for the time zone in which the work is being performed Monday through Friday excluding Alcatel-Lucent holidays.

1.15“Order” means either a Purchase Order or a Service Order.

1.16“Party(ies)” means Alcatel-Lucent and/or Subcontractor.

1.17“Project Agreement” or “PA”” means an agreement between Alcatel-Lucent and Subcontractor related to a specific End User Customer Project or to specific Services which may be provided to multiple End User Customers, with additional terms and conditions and business relationship requirements, as mutually agreed upon, to cover Services to be provided under this Agreement and other services as may be hereafter offered for sale by Subcontractor to Alcatel-Lucent. The PA shall be substantially in the form of Attachment A hereto, and shall incorporate the terms and conditions of this Agreement by reference. In the event of a conflict between a PA and this Agreement, the PA shall take precedence.

1.18“Provisional Acceptance” means that, after testing, the Services performed by Subcontractor are, for each site/equipment tested, compliant with Alcatel-Lucent’s and/or End User Customer’s requirements.

1.19“Purchase Order” means a written request for Services to be issued by Alcatel-Lucent under this Agreement and/or a Project Agreement, which may include a Statement of Work and all related attachments, as applicable. Each Purchase Order shall reference this Agreement. Purchase Orders may be “Blanket,” indicating Alcatel-Lucent’s intent to request Subcontractor to provide Services for multiple End User Customers or projects pursuant to multiple Service Orders, or “Discrete” for requesting Subcontractor to provide Services for a single designated End User Customer or project.

1.20“Service Order” means a specific request for Services made by Alcatel-Lucent under a Project Agreement for specific services associated with a particular End User Customer and/or project. The form and process for issuing and accepting Service Orders will be set forth in each Project Agreement or SOW for which the Parties deem Service Orders to be applicable.

1.21“Services” means the work, tasks and other services offered for sale or resale by Subcontractor under this Agreement and more specifically described in a Statement of Work in a Project Agreement or Order, and such other services as may be hereafter offered for sale or resale by Subcontractor to Alcatel-Lucent under a PA or Order.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 7 of 110

1.22“Site” means the site or sites at which the Services are to be performed.

1.23“Specifications” means the requirements as defined by Alcatel-Lucent or the End User Customer which, if applicable, will be provided in a Statement or Work or Order.

1.24“Software” means any computer program loaded onto the Apparatus or Equipment.

SECTION 2:TERM, RENEWAL TERM, SCOPE AND SERVICES

2.1TERM OF AGREEMENT

The terms and conditions of this Agreement shall be effective as of June 30, 2014 (“Effective Date”), and shall, except as otherwise provided in this Agreement, continue in effect for a period of three (3) years from such Effective Date (“Initial Term”). Notwithstanding the aforementioned, this Agreement shall continue in effect until expiration or termination of any Project Agreements in effect at the expiration of the Initial Term or Renewal Term.

2.2RENEWAL TERM

Alcatel-Lucent and Subcontractor may extend the Initial Term or any Renewal Term, as defined herein, for up to twelve (12) consecutive months (“Renewal Term”) by mutual agreement, in writing, at least thirty (30) days prior to the expiration of the Initial Term or the applicable Renewal Term. As used herein, “Term” shall mean the Initial Term and all Renewal Terms.

2.3SCOPE

2.3.1This Agreement is the governing agreement under which Alcatel-Lucent may place Orders, execute PAs and/or issue statements of work (“SOWs”) for Services to be performed only in the United States or Canada. Accordingly, each Project Agreement and/or Order issued under this Agreement shall be deemed a subcontract for Subcontractor’s Services for Internal Use or to fulfill Alcatel-Lucent’s obligations under a Main Contract. Unless otherwise agreed upon by the Parties, this Agreement, along with the PAs and Orders, is considered a non-commitment agreement, and Subcontractor shall furnish Services on an as-ordered basis.

2.3.2The Agreement shall not be interpreted as conferring any exclusivity whatsoever to the Subcontractor for provision of the Services. This Agreement does not bind or commit Alcatel-Lucent to issue or allocate, nor Subcontractor to accept, any Project Agreements or any Orders or any value of business.

2.3.3Alcatel-Lucent will not be required to accept and/or pay for Services until such time as such Service request is confirmed in an Order issued by Alcatel-Lucent. In addition, Subcontractor shall not be obligated to reserve or mobilize resources until such Order is issued by Alcatel-Lucent and accepted by Subcontractor.

2.3.4Subcontractor, at the request of an Alcatel-Lucent Affiliate, may grant to such Alcatel-Lucent Affiliate the same financial and contractual conditions as defined in this Agreement. Such Alcatel-Lucent Affiliate and Subcontractor shall execute a mutually agreeable Project Agreement, and the Alcatel-Lucent Affiliate shall issue an Order to Subcontractor subject to Subcontractor’s acceptance, in order for the Alcatel-Lucent Affiliate to benefit from such conditions.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 8 of 110

2.3.5Any Project Agreement, SOW and/or Order placed by an Alcatel-Lucent Affiliate under this Agreement will be a contractual arrangement between the applicable Alcatel-Lucent Affiliate and Subcontractor and such Project Agreement and/or Order shall be an agreement by the Alcatel-Lucent Affiliate to be bound by the terms and conditions of this Agreement, which shall be clearly stated in such Project Agreement, SOW and/or Order. Subcontractor will look only to the applicable Alcatel-Lucent Affiliate for performance of the applicable Alcatel-Lucent Affiliate’s obligations under this Agreement and such Project Agreement and/or Order. For clarification, neither Alcatel-Lucent nor another Alcatel-Lucent Affiliate will have liability for Project Agreements, SOWs and/or Orders placed by a specific Alcatel-Lucent Affiliate, nor will another Alcatel-Lucent Affiliate have any liability for the performance or non-performance or otherwise by Alcatel-Lucent or another specific Alcatel-Lucent Affiliate or any liability for damages resulting from any acts or omissions by Alcatel-Lucent and/or another Alcatel-Lucent Affiliate.

2.3.6The applicable Alcatel-Lucent Affiliate shall be fully responsible for title, risk of loss, payment, inspection, acceptance, and all other aspects of the procurement of the Services and compliance with the terms and conditions of this Agreement as it relates to such Services purchased and delivered to such Alcatel-Lucent Affiliate.

2.4SERVICES

2.4.1Services are as described in an SOW, a Project Agreement and/or an Order. Such Services are hereby offered for sale by Subcontractor and may be purchased by Alcatel-Lucent in accordance with the terms and conditions of this Agreement. Subcontractor will perform the Services during Normal Business Hours unless otherwise specified in the PA, Order or SOW.

2.4.2Subcontractor has been informed, and acknowledges, that Services will be an essential part of the products and/or services that Alcatel-Lucent is marketing and will provide to the Alcatel-Lucent End User Customers and that Alcatel-Lucent is marketing its products and/or services to such End User Customers on the basis of Subcontractor’s representations as to its legal and technical abilities to provide the Services to Alcatel-Lucent. Subcontractor further acknowledges that Alcatel-Lucent may undertake legal commitments to provide services to the End User Customer and that Alcatel-Lucent may not be able to fulfill these commitments without Subcontractor’s Services.

2.4.3Upon execution of this Agreement, each Party shall nominate a single representative (“Agreement Representative”) with the power to make any decision concerning fulfillment of this Agreement. Each Party shall notify the other of any change of Agreement Representative during the term(s) of this Agreement. Upon execution of a PA, each Party may nominate a Project Representative (“Project Representative”) with the power to make, or ensure the making of, any decision concerning fulfillment of the PA. Each Party shall notify the other of any change of Project Representative during the term of the applicable PA.

2.4.4No Subcontractor Representative as defined in 2.4.3 shall be entitled to make any commitment whatever for or on behalf of Alcatel-Lucent; however, the Subcontractor’s Project Representative may communicate with the End User Customer’s representatives at a Site for the purposes of the Agreement, subject to the following provisions: (i) Alcatel-Lucent must be given sufficient notice to be able to attend, where necessary, any meeting planned with the End User Customer, and must further be notified of the purpose of any such meeting; (ii) Subcontractor shall, therefore, inform Alcatel-Lucent in advance of the meeting agenda and provide Alcatel-Lucent with the relevant documents; (iii) in the event Alcatel-Lucent requires Subcontractor to attend any meeting with the End User Customer, Alcatel-Lucent shall, in advance of the meeting, inform Subcontractor of the agenda and provide Subcontractor with the relevant documents; and (iv) in the event Subcontractor’s Project Representative communicates with End User Customer’s representative outside of such a meeting, Subcontractor’s Project Representative shall promptly notify Alcatel-Lucent’s Project Representative, in writing, of the occurrence and details of the discussion.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 9 of 110

2.4.5Instructions given by Alcatel-Lucent’s Project Representative or by any person exercising delegated duties and authorities shall be in writing, provided that if, for any reason, it is considered necessary to give any such instruction orally, Subcontractor shall comply therewith. Any instruction issued orally by Alcatel-Lucent’s Project Representative shall be confirmed in writing as soon as reasonably practicable, no later than within twenty-four (24) working hours.

2.5LOCATION/SCHEDULES AND LEAD TIMES

2.5.1The Services shall be performed at various locations.

2.5.2 The Services shall be performed in accordance with the schedules and lead times specified and mutually agreed in the applicable Project Agreement, SOW and/or Order.

2.6NON-COMPETE

Subcontractor agrees that for the duration of this Agreement, Subcontractor shall not, without Alcatel-Lucent’s prior written consent, solicit an End User Customer, directly or indirectly, to provide Services, or substantially similar services, as those described in an executed Project Agreement (under which a Service Order or Discrete Purchase Order has been issued by Alcatel-Lucent and accepted by Subcontractor) except those End User Customers with whom Subcontractor has a valid, executed and unexpired agreement covering such services, as of the Effective Date. *****.

SECTION 3:OBLIGATIONS OF THE PARTIES

3.1GENERAL OBLIGATIONS OF SUBCONTRACTOR

3.1.1Subcontractor shall undertake to produce a specific result, called an absolute obligation, regarding fulfillment of the Services and shall therefore be solely responsible for specifying and providing the resources required to perform the Services in a professional manner.

3.1.2Subcontractor, however, shall vary its resources to match the technical progress and/or volume and/or nature of the Services required by Alcatel-Lucent so that the Services are performed in accordance with the written Specifications.

3.1.3Subcontractor shall apply the methods of conducting the inspection programs and procedures that Alcatel-Lucent may require and these procedures shall be set out in the Agreement, a Project Agreement, SOW or Order.

3.1.4Subcontractor shall be deemed to have obtained, for itself, all necessary information as to risks, contingencies and all other circumstances which may influence the negotiated prices as provided in a Project Agreement or a SOW. By accepting a Service Order or Discrete Purchase Order, Subcontractor accepts responsibility for all reasonably foreseeable difficulties and costs of successfully completing the Services; provided, however, Subcontractor shall not be held responsible for difficulties related to defective Equipment of ALU or third parties, or inaccurate procedures provided by ALU. Subcontractor shall be responsible for obtaining complete and accurate information concerning the Site and any equipment already installed in the Site.

3.1.5Subcontractor shall be responsible for providing suitable temporary storage facilities for Subcontractor’s Materials and, where required, product or Equipment supplied by Alcatel-Lucent prior to installation. Where Subcontractor requests storage facilities from Alcatel-Lucent and/or the End User Customer and Alcatel-Lucent and/or the End User Customer agrees to provide such storage, Subcontractor shall use such facilities at Subcontractor’s own risk. Subcontractor shall maintain such storage facilities as may be provided by Alcatel-Lucent and/or the End User Customer in good condition and shall, at Subcontractor’s sole cost, facilitate any repairs required for the facilities to return it to its original condition prior to the return to Alcatel-Lucent and/or the End User Customer upon completion of the Services, within the limits of reasonable wear and tear of the storage facility.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 10 of 110

3.1.6Subcontractor’s Materials shall be in good condition and shall comply with all relevant standards or such Specifications and/or standards as may be stipulated in writing by Alcatel-Lucent’s Project Representative. Subcontractor’s Materials shall at all times be at the sole risk of the Subcontractor. Subcontractor shall, in all aspects, be responsible for the provision of all tools and equipment necessary for the performance of the Services. Such tools and equipment shall be properly calibrated in accordance with manufacturer’s recommendations and carry a label stating the expiry date of calibration. Subcontractor shall also keep accurate records of such equipment and calibration for at least twelve (12) months after completion of the Agreement for Alcatel-Lucent’s reference, should it be deemed appropriate.

3.1.7Unless otherwise agreed between the Parties in a PA, Subcontractor shall provide all the facilities and equipment necessary for its personnel or the personnel of its subcontractors to carry out the Services. Subcontractor shall pay for all costs incurred as a result of the provision of the said facilities and equipment. The provision and payment of all travel, accommodation, subsistence and sundry expenses incurred by Subcontractor Personnel in association with the Services and in line with local usages and customs shall be addressed in each PA and agreed between the Parties.

3.1.8Upon completion of the Services on Site, Subcontractor shall leave the Site safe, clean and tidy and shall remove all unwanted Subcontractor Materials, and rubbish arising out of the Services performed by Subcontractor.

3.1.9In accordance with this Agreement, the list of Equipment to be installed, and the date and location of delivery to Subcontractor shall be specified in the appropriate Order. Risk of loss or damage to the Equipment shall transfer to Subcontractor on delivery of the Equipment to Subcontractor; provided, however, that Subcontractor shall have a period of three (3) business days following the date of such delivery in which to inspect the Equipment and notify Alcatel-Lucent of any nonconformities, defects or missing items. Alcatel-Lucent shall provide instructions to Subcontractor with respect to the handling of any such nonconformities, defects or missing items. Following the expiration of such three-day period, the Equipment shall be deemed to have been delivered to Subcontractor free from nonconformities, defects or missing items.

3.1.10Subcontractor’s other responsibilities shall be as defined in either the SOW, Project Agreement and/or the Order.

3.2GENERAL OBLIGATIONS OF ALCATEL-LUCENT

Alcatel-Lucent shall be responsible for:

3.2.1carrying out the project management and interfacing with the End User Customer;

3.2.2placing, at the Subcontractor’s disposal, on Site and in a timely and complete manner, products and materials to be supplied by Alcatel-Lucent;

3.2.3paying Subcontractor in consideration of the due performance of the Services and in accordance with this Agreement;

3.2.4transmitting to Subcontractor all instructions, information and all Documents relating to the Services in writing and in a timely manner; and

3.2.5if specified in a PA or SOW, providing Subcontractor forecast information of Sites or Services to be provided. Subcontractor acknowledges and agrees that such forecast will be non-binding and will not represent any commitment from Alcatel-Lucent to order such Services. Such forecast will be provided to Subcontractor only to allow Subcontractor, at Subcontractor’s own risk, expense and responsibility, to prepare for the forecasted resource requirements but shall in no way oblige Subcontractor to reserve or mobilize resources or Alcatel-Lucent to purchase such Services.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 11 of 110

3.3CONTROL OF SERVICES

The Services hereunder shall be performed and managed by Subcontractor under the general supervision of Alcatel-Lucent. Subcontractor has full responsibility for the control and supervision of its personnel performing the Services. Performing the Services under the general supervision of Alcatel-Lucent shall not release the Subcontractor from its obligation and liability to perform the Services duly and fully in compliance with this Agreement and the relevant provisions of law. Subcontractor shall correct and/or complete any and all deficient Services found during the Final Acceptance of the Services by the End User Customer. Any deviation from the technical Specifications shall be as agreed upon by Alcatel-Lucent and Subcontractor in writing, through the Change Management process.

3.4ACCESS TO SITE

Alcatel-Lucent shall be responsible for obtaining access to the Sites in order for Subcontractor to perform the Services and shall obtain such right from the End User Customer, as applicable.

3.5LOAN OF APPARATUS AND ALU ASSETS TO SUBCONTRACTOR

3.5.1Any Apparatus loaned by Alcatel-Lucent to Subcontractor shall be listed in a document duly approved by both Parties.

3.5.2Such Apparatus shall be provided to Subcontractor in accordance with a loaner agreement and a completion schedule.

3.5.3The Parties shall produce a report when the Apparatus is delivered. The risk of loss and/or damage shall be transferred to Subcontractor when the Apparatus is delivered to the agreed upon place/Site. Promptly upon delivery of the Apparatus, and no later than 48 hours thereafter, Subcontractor shall inspect the Apparatus and promptly notify Alcatel-Lucent of any damage, for which Subcontractor is not responsible. During the period in which Subcontractor has custody of the Apparatus, Subcontractor shall care for the said Apparatus as if it were Subcontractor’s property and shall, at its own expense, make all repairs to return it to the condition in which it was received, allowing for reasonable wear and tear.

3.5.4If such repairs cannot be done or if the cost of repairs exceeds the replacement value of the loaned Apparatus, Subcontractor shall replace the said Apparatus with another of the same brand and to the same specification.

3.5.5Each Apparatus shall remain the property of Alcatel-Lucent and Subcontractor shall keep each Apparatus in its possession and ensure that the ownership and rights of Alcatel-Lucent are acknowledged by third parties and that no attempt of any kind shall be made to seize such Apparatus nor allow a lien to be placed on such Apparatus.

3.5.6Each Apparatus shall bear markings indicating that it is the property of Alcatel-Lucent. It shall be Subcontractor’s responsibility to check that the said marking is present and that it is maintained. Subcontractor may not loan, assign or sublet the Apparatus or allow any third Party to acquire any rights whatsoever to the Apparatus.

3.5.7Subcontractor shall use the Apparatus for the sole purposes of executing the Services. Except for purposes of using the Apparatus as authorized hereunder, Subcontractor shall ensure that no other party, unless expressly authorized by Alcatel-Lucent, shall carry out any servicing, modification, replacement or operation on any component of the Apparatus.

3.5.8Alcatel-Lucent shall grant to Subcontractor, for the Term of the Agreement, a non exclusive, non-assignable, revocable, limited and non-transferable right to use the Software loaded onto the Apparatus, in object code form and for the sole purpose of using the Apparatus in execution of this Agreement. Subcontractor shall not adapt, translate, arrange, modify, disassemble or decompile, sell, distribute or reproduce the Software or any documentation associated with the Software and more generally make any use of the Software and such documentation that is not explicitly authorized by this section of the Agreement.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 12 of 110

3.5.9Upon expiration or termination of a PA or, if applicable, this Agreement, Subcontractor shall return the Apparatus in the condition in which it was initially received by Subcontractor (normal wear and tear excepted) and hold it for collection by Alcatel-Lucent. The Parties shall produce a report certifying the return of the Apparatus.

3.6DOCUMENTATION

3.6.1Subcontractor shall be granted a non exclusive, non assignable, revocable and non transferable right to use the Documentation solely for the purpose of this Agreement and only so that it can use the Equipment and/or Apparatus and perform the Services as required hereunder.

3.6.2Upon expiration or termination of this Agreement, Subcontractor shall return or destroy, at Alcatel-Lucent’s discretion, all Documentation and shall retain no copies.

3.7TRAINING

Unless otherwise stipulated in this Agreement, a PA or SOW, Subcontractor shall be responsible for training and qualification of Subcontractor’s staff/personnel before the Services are performed (including any training required for qualification of Subcontractor or Subcontractor Personnel to provide Services for the Equipment). Each Party shall be responsible for any travel and living expenses of its personnel in connection with such training.

SECTION 4:PRICES AND DISCOUNTS, TAXES, AUDIT, AND EQUITABLE PRICING

4.1PRICES AND DISCOUNTS

4.1.1Prices shall be as shown in the applicable Project Agreement/SOW. Such prices are the maximum prices to be paid by Alcatel-Lucent and the Alcatel-Lucent Affiliates for the Services purchased during the Term of this Agreement. These prices are firm and shall not be revised during the Term of the Agreement, except as authorized by a Change Order and with the exception of any volume discounts as may be agreed upon in each applicable Project Agreement.

4.1.2The prices set forth in the applicable Project Agreement/SOW are stated in US dollars.

4.1.3For all services not specified in this Agreement, Subcontractor shall, at Alcatel-Lucent’s request, produce a reasonable number of quotations with all the reasonably necessary supporting documents. If the quotation is accepted, these services shall be set forth in a separate or amended Project Agreement and will be considered to be Services governed by the terms of this Agreement and performed following issuance and acceptance of an Order.

4.1.4The Prices as stated in the Agreement shall include for all design, materials, labor, plant, equipment, transport, handling of materials and plant, tools and appliances and all other things necessary for the Services or for Subcontractor to provide the Services and Deliverables.

4.1.5Subcontractor shall pass through to each Alcatel-Lucent Affiliate the same pricing and discounts provided under this Agreement. In the event Subcontractor offers to any one or more Alcatel-Lucent Affiliates lower prices during the Term of this Agreement, such lower prices shall apply to all Project Agreements and Orders placed by Alcatel-Lucent and all Alcatel-Lucent Affiliates during the period in which such lower prices are given to the applicable Alcatel-lucent Affiliate.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 13 of 110

4.2TAXES

4.2.1Except as otherwise provided in this Agreement, all duties (as it applies to Subcontractor), taxes and social insurance contributions (“Taxes”) arising out of or in connection with Subcontractor’s performance under this Agreement will be paid by Subcontractor. The Parties agree that, except as provided in a Project Agreement/SOW, the prices stated herein include all such charges and that such prices will not be changed hereafter as a result of Subcontractor’s failure to include therein any applicable Taxes. Subcontractor shall indemnify and hold Alcatel-Lucent harmless from its failure to make payment of such Taxes.

4.2.2	The prices for Services set forth in a Project Agreement/SOW:
-	do not include any VAT or sales tax or any other analogous tax in any relevant jurisdiction (“Transfer Taxes”); and
-	are inclusive of any other taxes, custom duties, levies and similar charges unless otherwise provided in the Incoterms.

4.2.3Alcatel-Lucent shall be responsible for Transfer Taxes with respect to the prices paid for the Services and Alcatel-Lucent shall reimburse Subcontractor for any such Transfer Taxes paid by Subcontractor on Alcatel-Lucent’s behalf. Subcontractor will not charge an otherwise applicable Transfer Tax if the Services are exempt from Transfer Tax and Alcatel-Lucent furnishes to Subcontractor a valid exemption certificate.

4.2.4With particular regard to VAT or other similar taxes on turnover and related charges, Subcontractor will charge, and Alcatel-Lucent will pay, any appropriate VAT over and above the stated prices for the Services. If Subcontractor is required by law to charge VAT, Subcontractor will ensure that its invoices are in the proper form to enable Alcatel-Lucent to claim input VAT deductions or reimbursement of VAT as appropriate. If Subcontractor does not need to charge VAT, but Alcatel-Lucent is required by law to account for such VAT (for example, where a “reverse charge” procedure applies), Alcatel-Lucent shall be responsible for accounting for the VAT properly.

4.2.5Transfer Taxes payable by Alcatel-Lucent shall be billed as separate items on Subcontractor’s invoices and shall not be included in Subcontractor’s prices or otherwise included in any other pricing or payment required pursuant to any other provisions of this Agreement.

4.2.6Subcontractor shall be responsible for all other taxes arising out of or in connection with its performance of the Services. Subcontractor shall be solely liable for Taxes based on Subcontractor’s net or gross income.

4.2.7Notwithstanding the tax obligations as defined in this section, each Party agrees to comply with all federal, state, and local tax laws applicable to transactions contemplated under this Agreement. In addition, for sales to Alcatel-Lucent USA Inc., Subcontractor shall provide Alcatel-Lucent with a completed tax certification (e.g. Form W-9, applicable Form W-8 series form, or Form 8233, as appropriate) for federal income tax reporting purposes. In the event that the information provided on the submitted tax certification is or becomes incorrect, inaccurate or no longer valid, or if the tax certification expires, Subcontractor shall promptly notify Alcatel-Lucent no more than thirty (30) days from the date Subcontractor has actual knowledge or suspects such information must be modified and submit a new tax certification. Failure to meet these requirements could result in a delay in payment. Alcatel-Lucent shall have no liability to Subcontractor for late payments that result from Subcontractor’s failure to comply with this section. Alcatel-Lucent shall have the right to audit Subcontractor’s compliance with this section.

4.3FINANCIAL REPORTS AND AUDIT

4.3.1With the exception of prices fixed by this Agreement, Subcontractor shall maintain accurate and complete records, including a physical inventory of materials if applicable, of all costs incurred under this Agreement that may affect (a) verification, redetermination or revision of prices under this Agreement; (b) all costs incurred for tooling under this Agreement; (c) all hours of direct labor employees engaged in Services for which payment under this Agreement, or as specified in a price schedule, is to be

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 14 of 110

computed on the basis of actual hours worked, at a fixed rate per hour, time and material or other unit of time under this Agreement; and/or (d) costs (i.e., travel, living expenses, etc.); or (e) any other reimbursable item authorized and payable by Alcatel-Lucent under this Agreement, a Project Agreement, Order or SOW.

4.3.2Such records shall be maintained in accordance with recognized commercial accounting practices so that they may be readily audited and shall be held until costs have been finally determined under this Agreement and payment or final adjustment of payment, as the case may be, has been made. Subcontractor shall permit Alcatel-Lucent or Alcatel-Lucent’s representative to examine and audit such records and all supporting records at all reasonable times. Audits shall be made not later than ***** after the final delivery date of Deliverables ordered or completion of Service(s) or other services rendered or ***** after expiration or termination date of this Agreement, whichever comes later.

4.3.3Subcontractor shall provide the financial statements identified in the following table to Alcatel-Lucent by the specified deadlines. Financial statements shall include an income statement, balance sheet and cash flow statement for each period identified. Financial statements should conform to generally accepted accounting standards. Within fifteen (15) days following the Effective Date, each Party will identify the individual to send or receive the financial statements, as appropriate. A Party may identify a different individual to send or receive the financial statements at any time during the Term by providing the other Party with prior written notice.

Financial Statements	Deadlines
Monthly (unaudited)	30 days after end of month (first and second month of each calendar quarter) 45 days after end of month (last month of calendar quarter)
Quarterly (unaudited)	45 days after end of quarter
Annual (Audited)	90 days after end of year

4.4EQUITABLE PRICING

4.4.1In the event Subcontractor offers more favorable fees and/or prices to a third party for services substantially comparable to the Services ordered *****, Subcontractor shall offer the same lower fees and/or prices to Alcatel-Lucent for the Services acquired during the Term in which such lower fees and/or prices are in effect.

4.4.2*****.

4.5LIMIT OF EXPENDITURE

Expenditures for Services provided under this Agreement shall not exceed the amount indicated in a Project Agreement, SOW and/or Order. Notwithstanding the aforementioned or any other provisions in this Agreement, the total amount payable by Alcatel-Lucent for the Services shall be determined by applying the stated rate of compensation to the Services actually completed by Subcontractor and accepted by Alcatel-Lucent. Subcontractor shall not render Services and Alcatel-Lucent shall not be required to pay for Services in excess of the amount stipulated in this Agreement, a Project Agreement and/or Order unless Subcontractor has first secured an amendment to this Agreement, the Project Agreement and/or Order, signed by the authorized Alcatel-Lucent signatory authorizing the increased expenditure.

4.6TRAVEL AND LIVING EXPENSES

In addition to payment of the Prices as shown in this Agreement, a Project Agreement, SOW and/or Order, upon Alcatel-Lucent’s approval, reasonable expenses for transportation and living while on approved travel assignments outside the geographic area previously approved by Alcatel-Lucent’s representative in writing may be reimbursable. Such reasonable expenses shall be pursuant

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 15 of 110

to Alcatel-Lucent’s Travel and Living Guidelines as provided in Attachment B. When travel is pre-approved by Alcatel-Lucent, Subcontractor shall submit invoices for pre-approved reimbursable transportation and living expenses promptly upon completion of the travel events. Subcontractor shall list the transportation and living charges as separate items on each invoice for the period covered, which shall be in the same detail and accompanied by the same receipts as are required for Alcatel-Lucent’s on-roll employees generally. All invoices shall be certified as approved by Alcatel-Lucent’s representative prior to submission for payment. Subcontractor shall retain all such records for a period of not less than ***** after expiration of this Agreement, and Alcatel-Lucent shall have the right to audit such reimbursed expenditures.

SECTION 5:INVOICING AND PAYMENT

5.1INVOICING

Unless the Parties otherwise agree, Subcontractor will render the invoice(s) for a Purchase Order upon completion and acceptance of the Services hereunder. Subcontractor’s invoices shall not be submitted to Alcatel-Lucent prior to the performance and acceptance of the Services by Alcatel-Lucent. If the Parties agree, progress payments or other milestones may be utilized, as set forth in a Project Agreement, SOW or amendment. In no event shall an invoice be submitted more than ten (10) days from such acceptance date (or such other period as the Parties shall agree in a Project Agreement) and in no event shall the date on a correct invoice be earlier than the performance and/or acceptance date, as applicable. Failure to comply with this clause or stating a date that is earlier than the performance and/or acceptance date on an invoice may be a violation of the applicable country law and may be considered a misrepresentation of a correct invoice, and, therefore, may be considered a breach of this Agreement. Such misrepresentation and/or violation of law shall render the invoice null and void. In the event of such misrepresentation and/or violation, Alcatel-Lucent may exercise any rights and/or remedies it may have under this Agreement and/or at law and equity as it relates to such a misrepresentation and/or violation of law. Invoices must reflect the name of the Subcontractor entity as provided on the Purchase Order. Failure to provide the correct name on the invoice may result in a delay in payment and/or rejection of such invoice by Alcatel-Lucent.

5.2OFFSETTING OF INVOICES

In the event Subcontractor owes money to or is otherwise obligated to make payments to Alcatel-Lucent when invoices rendered by Subcontractor under this Agreement become payable, Alcatel-Lucent may offset such invoices or the sums due or obligated, making payment to Subcontractor only for such balance due. Where the balance is in Alcatel-Lucent’s favor, Alcatel-Lucent shall so advise Subcontractor and Subcontractor shall promptly pay Alcatel-Lucent the balance due. This offsetting of invoices or sums due or obligated shall not affect the right of either party to question the correctness of the invoices.

5.3PAYMENT TERMS

5.3.1Payment shall be made in US Dollars, unless otherwise agreed by Subcontractor and Alcatel-Lucent.

5.3.2Unless otherwise required by the law, Alcatel-Lucent shall make payment of a correct and undisputed invoice ***** from the date of the invoice. In the event that the payment period defined herein exceeds the maximum period permitted by law, the payment period shall be the maximum payment period permitted by law. In order to be valid, invoices must clearly reference the Purchase Order number (and in the case of a Service Order, such additional reference as the Parties designate in the applicable Project Agreement or SOW) and must (i) contain the correct legal entity identified on the Purchase Order, (ii) reflect the currency as stated in the pricing on the Purchase Order submitted, (iii) be sent to the correct Alcatel-Lucent address for payment and (iv) not exceed the amount stated on the Purchase Order or, if applicable, the Service Order. Failure to comply with these requirements will result in the rejection of the invoice by Alcatel-Lucent and payment will not be made. Any delay in payment or failure to pay as a result of non-compliance with this section will not subject Alcatel-Lucent to any applicable late payment charges or other penalties.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 16 of 110

5.3.3Invoices must be issued subsequent to the date of performance of the Services and the date of signature of the relevant certificate by the Alcatel-Lucent Project Representative.

5.4ELECTRONIC FUNDS TRANSFER

Invoices shall be paid electronically by Alcatel-Lucent to the banking institution/account number provided by Subcontractor. In the event of a change in banking institutions and/or account numbers, Subcontractor shall provide Alcatel-Lucent sixty (60) days prior written notice. Alcatel-Lucent will have no liability for payments made to institutions and/or accounts that are due to Subcontractor’s failure to provide the correct information in a timely manner.

Section 6:PROJECT AGREEMENTS AND ORDERS

6.1PROJECT AGREEMENT AND ORDERS

Alcatel-Lucent and Subcontractor may, from time to time, execute Project Agreements for specific End User Customer projects or types of Services potentially involving multiple End User Customers. Alcatel-Lucent shall issue a Discrete Purchase Order or Service Orders for execution of the Services which shall contain a description of the Services, the date on which the Services are expected to begin, and the geographical area where the Services shall be performed. When multiple Service Orders are anticipated in connection with a Project Agreement, Alcatel-Lucent may issue a Blanket Purchase Order in advance of such Service Orders, which will reflect a maximum authorized expenditure for the Services described therein.

6.2ACCEPTANCE OF ORDERS

Orders issued under this Agreement shall be accepted by Subcontractor only upon the Subcontractor’s written acceptance of the Order or such other process to which the Parties shall agree in a Project Agreement or SOW. If Subcontractor has not provided such acceptance within five (5) days from the date of the Order, such Order shall be deemed rejected by Subcontractor and considered null and void. Subcontractor shall not be entitled to compensation for Services performed prior to Subcontractor’s acceptance of an Order. For the avoidance of doubt, Subcontractor’s acceptance of a Blanket Purchase Order does not obligate Subcontractor to perform any Services in connection with such Blanket Purchase Order unless and until Subcontractor accepts a Service Order issued by Alcatel-Lucent in connection with such Blanket Purchase Order.

6.3CANCELLATION OF ORDERS

Once accepted, an Order may not be canceled, in whole or in part, by Subcontractor; any attempt by Subcontractor to cancel an order is invalid and may constitute a breach of this Agreement. Alcatel-Lucent may, at any time, cancel any or all Orders in whole or in part. Unless otherwise specified in this Agreement, Alcatel-Lucent’s liability to Subcontractor with respect to such cancelled Order(s) shall be limited to: (1) the fees for actual Services performed up to the date of termination and accepted by Alcatel-Lucent, plus (2) any additional costs authorized and approved under the Order(e.g., travel and living) actually incurred by Subcontractor. Upon Alcatel-Lucent’s request, Subcontractor agrees to substantiate such costs with proof satisfactory to Alcatel-Lucent. In the event that Services have been completed but not accepted, at the time an Order is canceled, Alcatel-Lucent shall promptly evaluate such Services, in accordance with Section 7.2 and the applicable SOW. Subcontractor shall be compensated for any Services Alcatel-Lucent accepts, in conjunction with such evaluation.

6.4CHANGES

Alcatel-Lucent may at any time during the progress of the Services require additions, deductions or deviations (all hereinafter referred to as a “Change”) of the Services. All Change requests must be in writing, include any agreed upon price or schedule changes, and signed by each Party’s applicable Project Representative.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 17 of 110

6.5CHANGE REQUEST

Alcatel-Lucent, in its sole discretion, has the right to delete any of the Services from a Project Agreement or SOW through written notification of Subcontractor. With respect to Alcatel-Lucent’s request for additions or modifications to the Services (“Change Request”), Subcontractor shall use commercially reasonable efforts to incorporate such changes to the Services, and shall provide in its written response a statement of corresponding changes in the fees and/or expenses. The Parties shall discuss all proposed Changes adding or modifying Services, and such discussion shall result in either (a) an agreement not to proceed further with the requested Change, or (b) an agreement to proceed with the change requested by Alcatel-Lucent on mutually agreed pricing and other terms. Such agreement shall be confirmed in writing between Subcontractor’s Project Representative and Alcatel-Lucent’s Project Representative. Subcontractor shall not proceed with any Changes until such written confirmation is executed by both Parties.

6.6ELECTRONIC COMMERCE

Subcontractor shall meet Alcatel-Lucent’s requirement for the use of electronic data interchange (EDI/WebEDI) to issue and receive Purchase Orders, Purchase Order changes and/or invoices. Subcontractor shall use Alcatel-Lucent’s designated EDI methodology or webEDI service provider. Subcontractor shall be responsible for executing its own agreement with the webEDI service provider and any applicable costs and/or expenses related to Subcontractor’s use of such service. Subcontractor agrees to comply with the license terms provided by such webEDI service provider or Alcatel-Lucent at the webEDI site in meeting its obligations to Alcatel-Lucent under this Agreement. Each Party shall establish, at such Party’s own expense, appropriate measures (including but not limited to fire walls) to ensure all information transmitted to and by a Party under this Agreement can only be accessed by Subcontractor and Alcatel-Lucent.

6.7PURCHASE ORDER PLACEMENT

Subcontractor agrees to accept Purchase Orders for Services placed against this Agreement from Alcatel-Lucent’s Procurement and Design to Cost (“PDC”) organization only. If, during the Initial Term or any Renewal Term of this Agreement, Subcontractor receives Purchase Orders from an Alcatel-Lucent organization other than PDC, Subcontractor agrees to notify the Alcatel-Lucent Agreement Representative as soon as possible.

Section 7:COMPLETION AND ACCEPTANCE OF SERVICES

7.1PERFORMANCE GUARANTEE

7.1.1If specifically required by an Alcatel-Lucent End Customer and reflected in a Service Order or Discrete Purchase Order, within fifteen (15) Days from the date of the acceptance by Subcontractor of such Order, Subcontractor shall cause, at its own expense, the issuance, in a form and substance and by a bank acceptable to Alcatel-Lucent, a combined performance and warranty bond in an amount equivalent to ten percent (10%) of the value of the Order as security for the due performance by Subcontractor of its obligations under this Agreement.

7.1.2Such combined performance and warranty bond shall be valid until Subcontractor has duly completed the Services and remedied any defects therein. The performance and warranty bond shall therefore remain valid until the issuance by Alcatel-Lucent of the Final Acceptance Certificate at the end of the warranty period.

7.1.3Samples of the above mentioned bonds will be provided in the applicable Project Agreement.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 18 of 110

7.2ACCEPTANCE OF SERVICES

7.2.1If applicable, the Provisional Acceptance and Final Acceptance of the Services per Site shall be made under the conditions set forth herein, and the acceptance tests shall, if requested by Alcatel-Lucent, be performed by the Subcontractor in the presence of the Alcatel-Lucent representative. Subcontractor shall, by written notice, invite Alcatel-Lucent to attend the Provisional Acceptance tests and shall specify the date and place when and where the tests shall be carried out. Subcontractor shall address the written notice, and Alcatel-Lucent will confirm its intent to attend the Provisional Acceptance or Final Acceptance within the timelines described in the PA or SOW.

7.2.2Alcatel-Lucent shall evaluate the Services furnished under this Agreement for compliance with the Specifications, warranty and/or Service Level Agreement (“SLA”) attached to this Agreement, a PA or SOW and incorporated herein by reference. A PA or SOW may require End User Customer written acceptance prior to Alcatel-Lucent evaluation. Alcatel-Lucent shall submit a written acceptance or rejection to Subcontractor promptly after Alcatel-Lucent’s inspection of the Services. Only the Alcatel-Lucent authorized representative shall make such written acceptance or rejection. Alcatel-Lucent shall have the right to accept portions of the Services. Alcatel-Lucent’s acceptance of any Service or any portion thereof shall occur only upon a formal written acceptance *****. Acceptance of a portion of Services may, if specified in an SOW or PA, be subject to Final Acceptance of all the Services identified in such SOW or PA. Nothing in this Section 7.2.2 shall, in any manner, impair or restrict Alcatel-Lucent’s right to dispute a Subcontractor invoice or to claim a breach of Subcontractor’s warranty under Section 8.3.

7.2.3If Services evaluated as provided herein are rejected, in whole or in part because of Subcontractor’s deficient performance, Subcontractor agrees to correct, at its expense, each error or defect (referred to herein collectively as “Defect”) leading to such rejection immediately after receipt of notice from Alcatel-Lucent of such Defect. If the Defects are not corrected within 5 business days, as provided herein, then Alcatel-Lucent may, at its option: (1) afford Subcontractor one or more correction extensions for a time period to be specified by Alcatel-Lucent, without prejudice to Alcatel-Lucent’s rights to thereafter exercise its rights under this Agreement without further notice to Subcontractor if the Defects have not been corrected; or (2) request a prompt and full refund of all moneys paid related to Subcontractor’s deficient performance under the applicable Service Order or Discrete Purchase Order or, if no moneys have been paid, then Subcontractor shall not be entitled to invoice for such deficient performance, and any invoice submitted by Subcontractor for such deficient Services shall be null and void to the extent of such deficient performance. If option (2) is exercised, Alcatel-Lucent shall have no further obligation to Subcontractor under this Agreement as to such Service and may elect to terminate the applicable Service Order or Discrete Purchase Order, at any time by written notice to Subcontractor.

7.3ADDITIONAL RIGHT OF INSPECTION

7.3.1In addition to the foregoing scheduled evaluation of Services, Alcatel-Lucent shall, with prior written notice, be entitled, at any time during the performance of the Services by Subcontractor, to perform inspection of the Services and the Site. Subcontractor shall provide Alcatel-Lucent with reasonable access to the Services for the purpose of inspection.

7.3.2At any time during the progress of the Services, Alcatel-Lucent may condemn or reject any or all of the Services, if the Services are not in accordance with the written specifications of this Agreement, the Project Agreement, SOW and/or Order(s). Alcatel-Lucent shall give written notice to Subcontractor of such default (“Default Notice”). Subcontractor will have five (5) business days from the date of the Default Notice, or such other period of time as may be set forth in a SOW, to remedy the default; provided, however, that if the default can not reasonably be remedied within such period, Subcontractor shall notify Alcatel-Lucent of its belief to that effect, and provide Alcatel-Lucent with a proposed correction plan for remedying the default, within three (3) business days of receiving Alcatel-Lucent’s Default Notice. Such correction plan must be acceptable to Alcatel-Lucent, which acceptance shall not be unreasonably withheld. If Subcontractor fails to remedy the default within the aforesaid five-day period or, if applicable, successfully complete all steps outlined in the correction plan within the timeframes set forth therein, Alcatel-Lucent may take over any or all work related to the Services, including all related materials, tools and equipment of the Subcontractor at the Site(s), and complete or have completed any part or all of the Services and/or work. Upon completion of the Services and/or work, Alcatel-Lucent shall return all

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 19 of 110

such materials, tools and equipment of Subcontractor used to complete the Services and/or work to Subcontractor in substantially the same condition as they were in at the time Alcatel-Lucent took over the Services, normal wear and tear excepted. The additional cost of completion by Alcatel-Lucent (beyond the amount Alcatel-Lucent would have paid Subcontractor for such Services) shall be deducted from the unpaid balance, if any, due or which may become due Subcontractor under this Agreement, the Project Agreement and/or Order(s). If there is no unpaid balance or if the cost of completion by Alcatel-Lucent is in excess of the unpaid balance, Subcontractor shall reimburse Alcatel-Lucent for such cost, less the amount of the unpaid balance, if any, promptly and in any event no later than thirty (30) days from Alcatel-Lucent’s request for such reimbursement. Notwithstanding the foregoing, Alcatel-Lucent shall pay Subcontractor for any milestones identified in a Project Agreement or SOW that Subcontractor completes and Alcatel-Lucent accepts, which acceptance shall not be unreasonably withheld.

7.4LATE DELIVERY

7.4.1If Subcontractor exceeds the levels as defined in the SLA or delivery dates referenced in this Agreement, a SOW, a PA or on an accepted Order, then Alcatel-Lucent may recover such credits or liquidated damages as may be set forth in the PA, SOW or Order.

7.4.2If, during the course of this Agreement, Subcontractor determines that Subcontractor will no longer be able to meet the service levels in the SLA, Subcontractor shall immediately notify the applicable Alcatel-Lucent Project Representative to that effect. However, nothing contained in this paragraph will waive Alcatel-Lucent’s rights as set forth above in this Section 7.4.

7.5LIQUIDATED DAMAGES

7.5.1Subcontractor shall perform the Services in compliance with the schedules and quality commitments described in the Project Agreement/SOW.

7.5.2Consequently, and without prejudice to Subcontractor’s contractual obligations, Subcontractor shall be liable for the credits or liquidated damages specified in a Project Agreement, SOW or Order, without prior notice and on simple establishment of (i) failure to complete the Services within the contractual period specified in the applicable completion schedule, Project Agreement, SOW and/or Order, or (ii) failure to achieve the required standard of quality, unless Subcontractor can demonstrate that such failure is entirely the fault of a party other than Subcontractor. *****.

7.5.3Should Subcontractor fail to rectify the deficiencies identified by Alcatel-Lucent under Section 7.2 or 7.3 within the timeframe set forth therein, in addition to the remedies set forth therein, Alcatel-Lucent shall be entitled to the liquidated damages agreed to by the Parties in the applicable Project Agreement, SOW or Order.

7.5.4In the event of a delay in the performance of an Order, Subcontractor shall inform Alcatel-Lucent of the cause of this delay no later than one (1) day from the date of such occurrence.

7.5.5Payment for a delay shall not relieve Subcontractor of its obligation to perform the Services. In any event, Subcontractor shall be responsible for mitigating the delay by any means acceptable to Alcatel-Lucent and at no cost to Alcatel-Lucent.

7.6TIMELY PERFORMANCE

If Subcontractor has knowledge that anything has prevented or may prevent or threaten to prevent the timely performance of the Services under this Agreement, Subcontractor shall immediately notify the applicable Alcatel-Lucent Project Representative and include all relevant information concerning the delay or potential delay.

Notwithstanding the aforementioned, the clauses related to Business Continuity, Liquidated Damages and Late Delivery shall apply.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 20 of 110

Section 8:ORDERLY TRANSITION, TECHNICAL SUPPORT, WARRANTY, SUBCONTRACTOR’S ADDITIONAL WARRANTIES AND RESPONSIBILITIES

8.1ORDERLY TRANSITION

In the event of expiration or termination of this Agreement, in whole or in part, wherein all or some portion of the Services will be performed by Alcatel-Lucent, the End User Customer or a third party on Alcatel-Lucent’s behalf, Subcontractor agrees to fully cooperate in the orderly transition of the work related to the Services to Alcatel-Lucent, End User Customer or a third party designated by Alcatel-Lucent, including, but not limited to, packing and preparing for shipment any materials or other inventory to be transferred, provision of reports, files and similar media necessary for continuation of the Services transferred, continuation of Services at reducing levels if necessary during a transition period and at reduced levels if Services are transferred in part, and training. Notwithstanding the foregoing, Subcontractor shall not be required to provide information that is Subcontractor’s proprietary and confidential information to a competitor of Subcontractor. Prices for additional work or Services such as packing and preparation for shipment, and revision of prices resulting from revised SLAs, if necessary, shall be proposed by Subcontractor and shall be mutually agreed upon by the Parties.

8.2TECHNICAL SUPPORT

8.2.1Alcatel-Lucent shall be entitled to ongoing technical support, including field service and assistance related to the Services; provided, however, that the availability or performance of this technical support service shall not be construed as altering or affecting Subcontractor’s obligations as set forth in the WARRANTY clause or elsewhere provided for in this Agreement.

8.2.2Ongoing technical support provided via telephone during the warranty period specified in Section 8.3.2 will be provided at no charge. During the warranty period specified in Section 8.3.2, Subcontractor’s field service technical support Services shall be provided to Alcatel-Lucent without charge, including emergency on-site twenty-four (24) hour technical assistance. Beyond the warranty period, charges, if any, for telephone and field service technical support will be as shown in a SOW, PA, an Order or other writing between the Parties.

8.3SUBCONTRACTOR WARRANTIES

8.3.1Subcontractor warrants that all Services and/or work performed under this Agreement shall be performed in a diligent, work person like and professional manner, in compliance with industry standards, and in accordance with all Specifications, drawings, instructions and or documentation as agreed upon by the Parties in this Agreement, PA, SOW and/or an Order or as otherwise documented in a writing signed by both Parties. For Services and/or work performed not meeting this warranty, Subcontractor shall, at Alcatel-Lucent’s sole discretion, re-perform such Service(s) or refund all monies paid by Alcatel-Lucent for those portions of the Services not meeting the warranty. In the event Alcatel-Lucent requests re-performance of such Services, Subcontractor shall bear all costs associated with such re-performance in order to meet the foregoing warranty. For purposes of Section 16.1.1, such costs shall, in no event, be considered special, indirect, punitive, incidental or consequential. This warranty shall survive inspection, acceptance and payment.

8.3.2Unless otherwise stipulated in a PA, the warranty period is for twelve (12) months starting from the date of the Final Acceptance of the Services. During this period, Subcontractor shall, at its own expense and at a time to be agreed with Alcatel-Lucent, do all that is necessary so that the Services are restored, to the extent reasonably feasible, to an identical state as on the day that Final Acceptance was pronounced.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 21 of 110

8.3.3Throughout the warranty period, Subcontractor shall use commercially reasonable efforts to eliminate any Defect, failure, damage or loss resulting from default in workmanship, either by reperforming the defective Services and/or repairing or replacing the defective deliverables (as applicable), at Alcatel-Lucent’s option; provided, however, nothing in this Section 8.3.3 shall, in any way, relieve Subcontractor of its obligations nor limit Alcatel-Lucent’s rights and remedies under Section 8.3.1. Alcatel-Lucent shall notify Subcontractor of any defective Service or deliverable as soon as reasonably practicable, and the Parties shall work together, in good faith, to identify the cause of such defective Service or deliverable *****. The Parties shall reasonably document ***** potential costs and expenses resulting from such defective Service or deliverable (“Resulting Expenses”). Alcatel-Lucent shall identify any and all out-of-pocket Resulting Expenses. *****, Subcontractor shall reimburse Alcatel-Lucent for its Resulting Expenses *****.

*****.

Services performed by Subcontractor in replacement of a defective Service or deliverable are provided for in Section 8.3.1 ***** .

*****.

8.3.4THE FOREGOING WARRANTIES ARE IN LIEU OF AND EXCLUDE ALL OTHER EXPRESS OR IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO WARRANTY OF MERCHANTABILITY AND WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE.

8.4SUBCONTRACTOR ADDITIONAL WARRANTIES AND RESPONSIBILITIES

8.4.1With respect to providing Services to Alcatel-Lucent under this Agreement, Subcontractor warrants and represents that during the Term of this Agreement it shall:

(a)

employ a Service organization whose employees have had training in the provision of Services as identified in a SOW, PA, an Order or amendment and technical support and maintenance organizations whose employees can provide training to Alcatel-Lucent in the support and maintenance of the materials and/or equipment identified in an End User Customer Main Contract or a SOW;

(b)

have the required and appropriate Services and technical support personnel available at mutually agreed times and places to assist Alcatel-Lucent’s support and maintenance efforts related to Alcatel-Lucent’s and third party-provided Equipment and Software;

(c)	maintain adequate manpower and facilities to perform prompt handling of inquiries, Orders, and delivery of Services;
(d)

use commercially reasonable efforts (i) to keep Alcatel-Lucent informed as to any material problems impacting the delivery of Services, (ii) to provide support to minimize any impact of such problems related to the Services, (iii) to communicate such problems promptly to Alcatel-Lucent, and (iv) to use commercially reasonable efforts to resolve such problems or to assist Alcatel-Lucent in the resolution of such problems and to prevent recurrence of such problems;

(e)	complete its obligations to provide Services; and
(f)

as of the Effective Date and throughout the Initial Term or any Renewal Term, have an organization with employees who have the skills and training to provide Services on Alcatel-Lucent’s and third party vendors’ products as may be defined in a Service Order or Discrete Purchase Order, Project Agreement and/or SOW.

8.4.2Subcontractor warrants and represents that it can provide the Services without any restrictions.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 22 of 110

8.4.3In the event that Subcontractor breaches any of the warranties and representations provided herein, Subcontractor shall be liable to Alcatel-Lucent for the damages incurred by Alcatel-Lucent as a result of Subcontractor’s breach or failure to perform. Any claim of breach described herein shall be supported by reasonable evidence.

8.4.4Subcontractor is a corporation validly existing and in good standing under the Laws of the State of Texas.

8.4.5Subcontractor has all requisite corporate power and authority to execute and deliver this Agreement.

8.4.6The execution and delivery of this Agreement by Subcontractor have been duly authorized, and no additional corporate authorization or action on its part is required in connection with the execution and delivery by Subcontractor of this Agreement or the consummation by Subcontractor of the transactions contemplated hereby.

8.4.7This Agreement has been duly and validly executed and delivered by Subcontractor and constitutes a legal, valid, and binding obligation of Subcontractor, which shall be enforceable against Subcontractor in accordance with the terms and conditions of this Agreement.

8.4.8No approval, authorization or consent of any governmental or Regulatory Authority is required to be obtained or made by Subcontractor in order for Subcontractor to enter into this Agreement.

8.5ALCATEL-LUCENT WARRANTIES

8.5.1Alcatel-Lucent is a corporation validly existing and in good standing under the Laws of the State of Delaware.

8.5.2Alcatel-Lucent has all requisite corporate power and authority to execute and deliver this Agreement.

8.5.3The execution and delivery of this Agreement by Alcatel-Lucent have been duly authorized, and no additional corporate authorization or action on its part is required in connection with the execution and delivery by Alcatel-Lucent of this Agreement or the consummation by Alcatel-Lucent of the transactions contemplated hereby.

8.5.4This Agreement has been duly and validly executed and delivered by Alcatel-Lucent and, upon issuance of a Discrete Purchase Order or Service Order and SOW, shall constitute a legal, valid, and binding obligation of Alcatel-Lucent, which shall be enforceable against Alcatel-Lucent in accordance with the terms and conditions of this Agreement.

8.5.5No approval, authorization or consent of any governmental or Regulatory Authority is required to be obtained or made by it in order for it to enter into this Agreement.

Section 9:IMPORT/EXPORT TERMS

9.1EXPORT CONTROL

9.1.1The Parties shall comply with all import and export laws applicable to each Party’s import, export, re-export or use of materials, equipment and/or documentation (“Regulations”). Alcatel-Lucent shall, at its own cost and expense, obtain any license or other authorization necessary to comply with the Regulations that apply to Alcatel-Lucent’s export, re-export or use of the Equipment and/or Documentation. Subcontractor shall, at its own cost and expense, obtain any license or other authorization necessary to ship Materials, the Apparatus and/or documentation from Subcontractor’s country to the Site.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 23 of 110

9.1.2Upon the request of Alcatel-Lucent, Subcontractor shall provide all necessary information for Alcatel-Lucent to identify the country of origin of the Materials and/or documentation as well as the serial or batch numbers. Subcontractor agrees to provide Alcatel-Lucent with all information necessary to obtain any license or other authorization to comply with French, U.S. and/or other applicable countries’ export and import regulations including, when applicable, the French and U.S. Export Control Classification Number (ECCN) of the Materials and/or documentation. For Materials and/or documentation classified under 5A002 or 5D002, Subcontractor shall provide a copy of the French “Autorisation d’Exportation de Moyens de Cryptologie” and evidence of eligibility for export under U.S. License Exception ENC, if these have been obtained from the French and U.S. authorities, respectively. If these have not been obtained, Subcontractor shall provide all information reasonably required for Alcatel-Lucent to obtain them.

9.1.3Alcatel-Lucent shall obtain the applicable license or authorization as required in order for Alcatel-Lucent to export, re-export or import to End User Customers or other third parties and as may be required by such Regulations. Subcontractor shall provide Alcatel-Lucent all reasonable assistance in obtaining such license or authorization.

9.1.4Subcontractor shall, at its own costs and expenses, obtain and comply with such license and authorization as may be required by such Regulations to deliver the Services from Subcontractor’s country to the country of Alcatel-Lucent. Subcontractor shall provide Alcatel-Lucent with all information on the content of the Materials which is actually subject to Subcontractor’s country export control regulations and with other export control related information reasonably known to Subcontractor.

9.1.5Subcontractor shall not use, distribute, transfer or transmit any Apparatus, equipment, Software or technical information (even if incorporated into other materials, software or technical information) provided to it by Alcatel-Lucent or End User Customers under this Agreement except in compliance with all Regulations. Subcontractor shall not, directly or indirectly, export or re-export the following items to any country, without the appropriate export authorization, as specified in the applicable Export Laws: (a) Software or technical data disclosed or provided to Subcontractor by Alcatel-Lucent or Alcatel-Lucent’s Affiliates; or (b) the direct product or derivatives of such Software or technical data. The obligations stated in this paragraph shall survive the expiration, cancellation or termination of this Agreement or any other related agreement.

Section 10:QUALITY

10.1QUALITY

10.1.1ISO 9000 - Subcontractor agrees to have the portion of Subcontractor’s quality system that applies to the Services covered under this Agreement and/or Orders registered to the then current and applicable ISO 9000. Such registration must be made by an accredited third party registrar(s). Subcontractor will, prior to but no later than twenty (20) days after the execution of this Agreement, provide Alcatel-Lucent a copy of the appropriate certificate(s) of registration issued by such third party accredited registrar(s). If Subcontractor has not achieved such registered status as of the Effective Date of this Agreement, Subcontractor will work toward completing such quality system registration within one (1) year after the Effective Date and will provide the appropriate certificate(s) of registration to Alcatel-Lucent within seven (7) calendar days of such registration. Subcontractor will also maintain such certificate(s) of registration through appropriate assessments by such third party accredited registrar(s) and provide to the Alcatel-Lucent Agreement Representative any applicable updated certificate(s) or notifications of failure to pass a surveillance or full registration audit. Notwithstanding any other provision of this Agreement, if Subcontractor fails, for any reason, to obtain or maintain or provide to Alcatel-Lucent such certificate(s) of registration as set forth above, Alcatel-Lucent will have the right, and without any cost to or liability or obligation of Alcatel-Lucent, to cancel any outstanding Orders placed under this Agreement, whether or not any such Orders have been placed to fulfill an ISO 9000 end user customer obligation.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 24 of 110

10.1.2TL 9000 - If applicable, and upon Alcatel-Lucent’s request, Subcontractor will obtain and maintain certifications for TL9000 registered by an accredited registrar within one (1) year after the Effective Date of this Agreement and/or the issuance of the first Purchase Order for all of Subcontractor’s manufacturing and design operations which contribute to the design, development, production, delivery and service of Product. The type of TL9000 certification (e.g., TL9000-H, TL9000-H,S etc.) will be based on the Materials and Services provided by Subcontractor. When requested, Subcontractor will furnish, subsequent to each re-certification and/or surveillance audit, a copy of the quality plan and periodic audit documentation including the result report of internal TL audits. Subcontractor will provide TL9000 metrics, on a monthly basis, by location and Material category, as requested by Alcatel-Lucent.

10.1.3Subcontractor agrees to update its registration with the foregoing certifications, as needed, to ensure that its registration accurately reflects the scope of the Services, at all times during the Term of this Agreement.

10.2QUALITY REQUIREMENTS

10.2.1Subcontractor shall be responsible for ensuring that Materials furnished hereunder have undergone or have been subject to quality assurance and quality control activities and procedures, which may include performance measurements, testing, quality process reviews or inspections. The quality management system shall provide for the early and prompt detection of actual or potential material deficiencies, trends or conditions which could result in unsatisfactory quality, and for timely and effective corrective action.

10.2.2Subcontractor shall be responsible for Subcontractor’s suppliers and subcontractors maintaining a quality system that supports the ISO 9000 quality system requirements.

10.2.3Alcatel-Lucent shall be entitled to conduct audits at Subcontractor’s premises or on the Site where the Services are being performed with not less than two (2) days prior notice to Subcontractor to ensure that Subcontractor has taken the necessary and appropriate measures to ensure proper execution of this Agreement and to protect all information, documents, software, know-how, data, procedures or other such things passed to the Subcontractor under this Agreement and to ensure that they are on the Subcontractor’s premises and are not being used for purposes other than for this Agreement. Types of audits that may be conducted include, but are not limited to, quality system audits, process or procedure audits (to ensure that the operatives are correctly applying the methods) and system audits to ensure that the procedures and organizations put in place by Subcontractor are being applied.

10.2.4Nothing contained herein will diminish Subcontractor’s obligation to deliver defect-free materials or Services, warranty, or any other provision of this Agreement. Subcontractor shall maintain an organization responsible for managing Subcontractor’s quality system (“Quality Organization”). Alcatel-Lucent shall have the right to raise concerns regarding suspected defects in materials, Services, warranty or any other aspect of Subcontractor’s performance under this Agreement with Subcontractor’s Quality Organization. Subcontractor’s Quality Organization will be responsible for logging the concern, determining root cause, developing corrective action, providing periodic status on progress to Alcatel-Lucent and tracking performance after any corrective actions are implemented to ensure the defects have been corrected.

10.2.5Upon Alcatel-Lucent’s request, Subcontractor shall provide Alcatel-Lucent with a certificate of conformance and/or test results and quality records.

10.2.6In addition, Subcontractor shall be responsible for complying with additional quality requirements as designated by any PAs between Subcontractor and Alcatel-Lucent.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 25 of 110

SECTION 11.ENVIRONMENTAL, HEALTH & SAFETY REQUIREMENTS (EH&S)

11.1Subcontractor agrees to comply with applicable laws, regulations, and industry standards regarding environmental, health, and safety (i.e., a site specific risk assessment conducted prior to starting a job) and to provide Alcatel-Lucent, upon request, evidence supporting compliance as applicable to the Services being performed.

11.2Subcontractor’s Project Representative shall be responsible for EHS at the Site and comply with Alcatel-Lucent’s and/or the End User Customer’s site regulations while on the Site.

11.3Alcatel-Lucent shall have the right, at its expense, to perform an EHS audit as applicable to the Services being performed.

11.4Unless otherwise specified, Subcontractor shall provide and maintain all tools, equipment, and materials, including Personal Protective Equipment (“PPE”), and provide appropriate instructions and training to Subcontractor Personnel necessary to satisfy its contractual and legal obligations applicable to the Services being performed.

11.5Subcontractor shall follow Alcatel-Lucent’s minimum requirements on Banned/Restricted Materials as applicable to work being performed. All chemicals being brought into the Site shall be identified and approved prior to initial delivery, transport, use and disposal of the chemical. Appropriate information about the chemical, including labeling information as required by applicable local laws, shall be provided to Alcatel-Lucent.

11.6Alcatel-Lucent has the right to remove, within a reasonable time limit, any of Subcontractor Personnel and/or subcontractors from the Site who have, in the reasonable opinion of Alcatel-Lucent, been negligent in the performance of their duties or has failed to comply with the Site rules, and any such person shall not again be assigned and/or permitted at the Site without prior written permission from Alcatel-Lucent. Any person removed as a result of such, shall be replaced by a competent substitute, and the cost of all such actions shall be borne by Subcontractor. Subcontractor may investigate the matter within a reasonable time and present its findings to Alcatel-Lucent; provided, however, that such investigation and presentation shall not, in any way, impact Alcatel-Lucent’s right to remove Subcontractor Personnel or subcontractors, as aforesaid.

11.7Subcontractor may subcontract Services and other work performed pursuant to this Agreement to a subcontractor only with Alcatel-Lucent’s prior written consent, such consent not to be unreasonably withheld, and provided such subcontractor has been previously positively screened through the third party policy applicable within Alcatel-Lucent. Upon Alcatel-Lucent’s consent, Subcontractor will promptly furnish Alcatel-Lucent with the written agreement between Subcontractor and such subcontractor.

11.8Subcontractor shall conduct an EHS pre-qualification of its subcontractors at any tier. Selection should be based upon acceptable responses. Alcatel-Lucent’s consent to Subcontractor’s use of a subcontractor does not relieve Subcontractor of Subcontractor’s responsibilities for the work and/or Services and performance under this Agreement.

11.9Subcontractor agrees to respond to emergency events or imminent hazards impacting the environment or the health and safety of Subcontractor Personnel. In the event that Subcontractor cannot, for good cause, respond in a timely manner to the emergency or hazard in order to mitigate any damage that could result, Subcontractor authorizes Alcatel-Lucent and any of its representatives to take all necessary actions commensurate with the situation including, but not limited to, work stoppage and determining the root cause of the emergency.

11.10Subcontractor agrees to meet the EHS requirements in the Alcatel-Lucent entity’s Subcontractor EHS Manual (“Manual”), attached to this Agreement as Attachment D, and as applicable to the work/Services being performed. Subcontractor acknowledges that it has received the Manual and understands its contents and requirements.

11.11For more information on Alcatel-Lucent requirements visit http://www.alcatel-lucent.com/csr/htm/en/responsiblePurchasing.html.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 26 of 110

11.12Zero Tolerance Obligations

11.12.1Zero Tolerance

Subcontractor warrants and represents that Alcatel-Lucent has advised Subcontractor of Alcatel-Lucent’s “Zero Tolerance” for unsafe work environments and Subcontractor shall, and shall require each of Subcontractor Personnel, comply with Alcatel-Lucent’s “Zero Tolerance Principles” as provided in Alcatel-Lucent’s Supplier EHS Manual attached to this Agreement as Exhibit D and incorporated by reference hereof. Subcontractor’s failure to comply with the EHS Manual content and, in particular, the “Seven Zero Tolerance Principles” and to require its subcontractors to do so will constitute a breach of this Agreement.

11.12.2Liability For Non-Compliance With the EHS Manual and Alcatel-Lucent Requirements

In the event Subcontractor fails to comply with this section and the Alcatel-Lucent Supplier EHS Manual requirements, such failure shall subject Subcontractor to the following:

(i)Upon Alcatel-Lucent’s knowledge, or reasonable belief that Subcontractor is not complying with the EHS requirements provided herein, and where such non-compliance has not resulted in personal injury (including death) or property damage, Alcatel-Lucent will provide Subcontractor a written “warning” of such failure and Subcontractor shall immediately correct such failure.

(ii)Where such non-compliance results in bodily injury (including death) or property damage, Alcatel-Lucent shall have the right to terminate the Agreement and/or suspend Subcontractor’s work and remove Subcontractor from doing work for Alcatel-Lucent and the Customer.

(iii)At Alcatel-Lucent’s sole discretion, and where the injury and/or property damage is not serious, Alcatel-Lucent may allow Subcontractor to develop and deliver to Alcatel-Lucent a suitable corrective action plan (“CAP”), which must include the time period for implementation, in order for Subcontractor to be considered for reinstatement.

(iv)In addition, Alcatel-Lucent reserves the right to take the appropriate actions against individual Subcontractor Personnel as provided in Subsection 11.12.4, below.

Alcatel-Lucent shall have the right to audit Subcontractor’s compliance with this section.

11.12.3Certification of Compliance

Upon Alcatel-Lucent’s request, Subcontractor shall certify to Alcatel-Lucent, in writing, Subcontractor’s commitment to and compliance with this section and, in particular, the Alcatel-Lucent “Zero Tolerance Principles”.

11.12.4Subcontractor Personnel Removal

Alcatel-Lucent shall have the right to request Subcontractor to temporarily remove, within a reasonable time limit, any of Subcontractor Personnel from the Site so that Subcontractor can investigate allegations by Alcatel-Lucent that the Subcontractor Personnel has been negligent in the performance of their duties/work or has failed to comply with the Site rules and the Alcatel-Lucent EHS Manual requirements as well as the terms and conditions of this Agreement as such relates to EHS. Subcontractor shall have ten (10) business days to investigate, validate and discuss investigation findings with Alcatel-Lucent, at which point Alcatel-Lucent will provide a final determination on removal of the individual. Any such Subcontractor Personnel subject to permanent removal shall not again be assigned and/or permitted at the Site without the prior written consent of Alcatel-Lucent. Individual Subcontractor Personnel not complying with Alcatel-Lucent’s safety requirements and guidelines as provided in this Section 11 and the EHS Manual including, but not limited to, the Zero Tolerance Principles, may be immediately removed from the work Site by Alcatel-Lucent without notice to

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 27 of 110

Subcontractor and, at Alcatel-Lucent’s sole discretion, may not be allowed to perform work for Alcatel-Lucent going forward. Subcontractor, as a company and any Subcontractor’s subcontractor will also be impacted as per the ‘consequences’ as defined herein. Any Subcontractor Personnel removed, as provided herein, shall be replaced by Subcontractor with a competent substitute at the sole cost and expense of Subcontractor. Alcatel-Lucent shall have no liability to Subcontractor or such Subcontractor Personnel as a result of such removal. Subcontractor shall indemnify and hold Alcatel-Lucent and End User Customer harmless from any claims or damages alleged by such removed Subcontractor Personnel.

SECTION 12.CODE OF CONDUCT

Subcontractor recognizes having been made fully acquainted with the Electronics Industry Citizenship Coalition Code of Conduct (“EICC Code of Conduct”) version 4.0 (as attached hereto as Attachment C). Subcontractor undertakes, in particular, to apply the standards set out in sections A through E of the EICC Code of Conduct with respect to the performance of this Agreement as such relates to labor, environmental health and safety (EH&S) and ethics. Subcontractor undertakes to promote the listed standards amongst its suppliers and subcontractors and to provide Alcatel-Lucent with evidence of such promotion upon request. Subcontractor acknowledges that failure to comply with the standards listed in sections A through E will be considered a breach of this Agreement.

SECTION 13.BUSINESS CONTINUITY

13.1Subcontractor shall use commercially reasonable efforts to develop and maintain during the Term of this Agreement and/or the applicable Project Agreement and/or Order, whichever is longest, commercially reasonable business continuity management procedures (“BCM Procedures”) regarding contingency management to alleviate the effects of any business impacting events (“Business Impacting Incidents”) that may have a material and adverse impact on Subcontractor’s ability to perform its obligations under this Agreement and the applicable Orders.

13.2Subcontractor acknowledges and agrees that the purpose of the BCM Procedures is to ensure that, as far as commercially reasonably and practicable, Subcontractor’s business may continue, uninterrupted (or with minimum interruption), despite the occurrence of a Business Impacting Incident. The BCM Procedures shall include the ability for Subcontractor to recover resources necessary to restore business activities and operations to the same level as that which existed immediately prior to the Business Impacting Incident, with dedicated workarounds and an implementation organization.

13.3Subcontractor shall, upon Alcatel-Lucent’s request, provide Alcatel-Lucent with reasonable information regarding Subcontractor’s BCM Procedures. Subcontractor shall share Subcontractor’s expediting assumptions and procedures with Alcatel-Lucent’s request.

13.4In the event of the occurrence of a Business Impacting Incident, Subcontractor shall use commercially reasonable efforts to implement Subcontractor’s BCM Procedures. Subcontractor shall notify Alcatel-Lucent within three (3) business days of such Business Impacting Incident and provide Alcatel-Lucent, on a weekly basis, information on the recovery targets and attainment of the service levels required in order for Subcontractor to perform Subcontractor’s obligations under this Agreement and/or the applicable Order(s).

13.5Any notices pursuant to this Section shall be delivered electronically (email) to:

aidan.smith@alcatel-lucent.com

spcn@alcatel-lucent.com

and Alcatel-Lucent’s Project Representative set forth in the applicable Project Agreement.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 28 of 110

Section 14:TITLE TO MATERIALS AND INTELLECTUAL PROPERTY RIGHTS

14.1TITLE TO MATERIAL FURNISHED BY ALCATEL-LUCENT OR END USER CUSTOMER

14.1.1Subcontractor acknowledges and agrees that Alcatel-Lucent or End User Customer has and shall have at all times all right, title and interest in material furnished directly or indirectly to Subcontractor by Alcatel-Lucent or End User Customer under this Agreement (referred to in this clause as “Alcatel-Lucent Material”). Subcontractor shall, within ten (10) days of receipt of the Alcatel-Lucent Material, notify Alcatel-Lucent in writing of any claims for quantity variation or quality problems in the Alcatel-Lucent Material furnished to Subcontractor. With respect to any latent quality problems that Subcontractor identifies more than ten (10) days from receipt of Alcatel-Lucent Material, the Parties agree to work together in good faith to resolve any issues. Subcontractor assumes responsibility for any loss or damage to such Alcatel-Lucent Material and shall be liable for the full replacement value of the Alcatel-Lucent Material. Subcontractor shall store the Alcatel-Lucent Material safely, indoors in protected areas approved by Alcatel-Lucent at Subcontractor’s facility. If Subcontractor removes all or any part of the Alcatel-Lucent Material from one building to another, Subcontractor shall continue to be responsible for loss and damage and Subcontractor shall give Alcatel-Lucent at least ten (10) days advance notice, in writing, of the removal except when the removal is required during Subcontractor’s manufacturing process or to protect the Alcatel-Lucent Material from damage or loss.

14.1.2Alcatel-Lucent may inspect, inventory and authenticate the account of the Alcatel-Lucent Material during Subcontractor’s normal business hours. Subcontractor shall provide Alcatel-Lucent access to the premises wherein all such Alcatel-Lucent Material is located. The Alcatel-Lucent Material shall be kept segregated in an area marked “PROPERTY OF ALCATEL-LUCENT.” For purposes of this clause, the term “Alcatel-Lucent” shall be deemed to mean Alcatel-Lucent, the End User Customer or the Alcatel-Lucent Subsidiary that owns the Alcatel-Lucent Material, as applicable.

14.1.3Subcontractor shall use the Alcatel-Lucent Material only as it relates to the Services to be provided under this Agreement and during the Initial Term or any Renewal Term.

14.1.4Subcontractor shall not allow any security interest, lien, tax lien or other encumbrance (collectively referred to as “encumbrance”) to be placed on any Alcatel-Lucent Material. Subcontractor shall give Alcatel-Lucent immediate written notice should any third party attempt to place or place an encumbrance on such Alcatel-Lucent Material. Subcontractor shall indemnify and hold Alcatel-Lucent harmless from any such encumbrance resulting from Subcontractor’s action or inaction. Subcontractor shall, at Alcatel-Lucent’s request, promptly execute a “protective notice” UCC-1 form and all other documents reasonably necessary to enable Alcatel-Lucent to protect its interest in such Alcatel-Lucent Material.

14.1.5The obligations assumed by Subcontractor with respect to the Alcatel-Lucent Material are for the protection of Alcatel-Lucent’s property. If Subcontractor defaults in carrying out Subcontractor’s obligations under this Agreement, then, at no cost to Alcatel-Lucent and upon twenty-four (24) hours notice to Subcontractor, Alcatel-Lucent may cancel this Agreement in whole or in part or withdraw all or any part of the Alcatel-Lucent Material, or both. Subcontractor shall, at Alcatel-Lucent’s option, return to Alcatel-Lucent or hold for Alcatel-Lucent’s disposition any or all of such Alcatel-Lucent Material (including any scrap produced as a by-product) in Subcontractor’s possession at (a) the completion of such Service Order(s) and/or Discrete Purchase Order(s) as Alcatel-Lucent shall designate, (b) expiration, cancellation or termination of this Agreement, or (c) the withdrawal of Alcatel-Lucent Material, as provided above. Alcatel-Lucent shall provide disposition instructions for any Alcatel-Lucent Material impacted by cancellations within 30 days of any such cancellation.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 29 of 110

14.1.6Alcatel-Lucent hereby agrees to grant to Subcontractor, upon full execution of a PA, a non-sublicensable, non-transferable and non-assignable, non-exclusive royalty-free license and right to use the Alcatel-Lucent Intellectual Property listed in such PA, solely in connection with Subcontractor’s performance of the Services. Subcontractor hereby agrees to grant to Alcatel-Lucent, upon full execution of a PA, a non-sublicensable, non-transferable and non-assignable, non-exclusive royalty-free license and right to use the Subcontractor Intellectual Property listed in such PA, solely in connection with performance of the Services. The licenses and rights described in this Section 14.1.6 shall exist only during the term of the applicable PA, shall be confined to North America, and shall not continue past any termination, expiration or cancellation of the applicable PA.

14.1.7In the event that it becomes necessary for a Party to use certain third-party software and/or materials licensed by the other Party in order for Subcontractor to provide the Services, then, to the extent permitted by the license terms applicable to such software and/or materials, the licensee Party will grant, to the other Party, a non-exclusive, royalty-free sublicense to use the third-party software and/or materials solely in order for Subcontractor to provide Services. The licenses and rights described in this Section 14.1.7 shall exist only during the term of the applicable PA, shall be confined to North America, and shall not continue past any termination, expiration or cancellation of the applicable PA.

14.2INTELLECTUAL PROPERTY RIGHTS

14.2.1Each Party owns the intellectual property rights (“IPR”) in its intellectual property in existence as of the Effective Date, and each Party owns the IPR in its intellectual property developed independently of the other Party. *****.

14.2.2Unless otherwise agreed to in a Project Agreement or Statement of Work, subject to any rights of any third party and to any rights of Alcatel-Lucent arising otherwise than in connection with this Agreement, all intellectual property rights (i.e., rights under patents, copyrights, trade secrets and other rights associated with proprietary information) in material generated or created by Subcontractor under the specifications of the Project Agreement, Order or Statement of Work specifically for Alcatel-Lucent in providing the Services shall vest in Alcatel-Lucent. Subcontractor shall waive all rights relating to such material and shall not reproduce, publish or supply any such material to any third party without Alcatel-Lucent’s prior written approval. Subcontractor agrees to execute and deliver to ALU, upon request, such further documents and instruments reasonably necessary to perfect Alcatel-Lucent’s rights in such material.

14.2.3In addition to the rights granted to Alcatel-Lucent elsewhere in this Agreement, Subcontractor hereby grants to Alcatel-Lucent and/or an End User Customer an irrevocable, perpetual, non exclusive, worldwide and free of charge license under any intellectual property of Subcontractor (hereinafter “Necessary IP”) that is reasonably required by Alcatel-Lucent and/or the End User Customer to use material generated by Subcontractor under this Agreement *****.

14.2.4Subcontractor shall obtain the approval of the third party owner before utilizing any such third party’s IPR in the provision of the Materials and/or Services. Subcontractor shall be responsible at all times for ensuring that any third party’s IPR is not infringed. Where reasonably required by Alcatel-Lucent, Subcontractor shall secure from the third party the right to use the Material generated in providing the Services under this Agreement.

14.2.5Any samples, patterns, specifications, plans drawings, or other documents issued by Alcatel-Lucent for the purposes of this Agreement shall remain Alcatel-Lucent’s property and shall be returned to Alcatel-Lucent upon request.

14.3DISCLOSURE AND PROTECTION OF CONFIDENTIAL INFORMATION

14.3.1The terms and conditions of this Agreement, including prices, are confidential to both Parties. Neither Party shall disclose such confidential terms of this Agreement to the public, nor to any third party, except as otherwise permitted in this Agreement, without the prior written consent of the other Party.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 30 of 110

14.3.2The following provisions shall govern the disclosure, use and protection of confidential information exchanged between the Parties and/or the respective Affiliates of each Party.

14.3.2.1“Confidential Information” means any information disclosed by one Party (“Disclosing Party”) to the other Party (“Receiving Party”) under this Agreement: (i) that is clearly marked as proprietary and/or confidential when disclosed or, (ii) from which the confidentiality and proprietary nature can be reasonably interfered under the circumstances. Without limiting the generality of the foregoing, the terms and conditions of this Agreement, including prices, are the Confidential Information of both Parties.

14.3.2.2The Receiving Party shall not disclose the Confidential Information, except to the Receiving Party’s Affiliates, employees, consultants and agents (“Personnel”) to enable the Receiving Party to exercise its rights and perform its obligations under this Agreement and provided such consultants and agents have signed confidential undertakings no less protective of Disclosing Party’s interest as the provisions of this Section 14.3.

14.3.2.3The Receiving Party shall, and shall require the Receiving Party’s Personnel to whom the Receiving Party discloses the Disclosing Party’s Confidential Information to: (a) only use Confidential Information to exercise its rights and fulfill its obligations under this Agreement; (b) maintain the confidentiality of Confidential Information and not disclose Confidential Information to any third party.

14.3.2.4The Receiving Party’s obligation of confidentiality and restriction on use shall not apply to information the Disclosing Party deems Confidential Information to the extent that the Receiving Party reasonably demonstrates that the Confidential Information was: (i) known to the Receiving Party before receipt from the Disclosing Party of such information under this Agreement without restriction on use or disclosure or a breach of this Agreement at the time of disclosure; (ii) generally available to the public without any breach of this Agreement; or (iii) was independently developed by the Receiving Party without use of disclosed Confidential Information.

14.3.2.5Each Party is responsible for the breach of the confidentiality obligations under this Section 14.3 by such Party’s Personnel, Affiliates and Affiliates’ Personnel.

14.3.2.6Where the Receiving Party is obliged to disclose the Confidential Information, in whole or in part, in order to comply with a court order, a verdict, an administrative act or a statutory requirement, the Receiving Party shall notify the Disclosing Party thereof without delay and in advance of such disclosure and shall support the Disclosing Party in defending against the requirement for disclosure or seeking further protection of such Confidential Information.

14.3.2.7In accordance with the Disclosing Party’s written instructions, the Receiving Party will, at its own expense, destroy (and certify in writing such destruction) or return the original and any copies of Confidential Information. The Disclosing Party shall only provide such Disclosing Party’s own or a third party’s Confidential Information where such Disclosing Party has the right to do so.

14.4USE OF ALCATEL-LUCENT SYSTEMS

From time to time, Alcatel-Lucent may grant Subcontractor access to certain Alcatel-Lucent systems or tools as set forth in a PA. Subcontractor and its personnel, agents, consultants or subcontractors shall use such Alcatel-Lucent systems and tools exclusively in the performance of Services for Alcatel-Lucent or its customers under this Agreement, and subject to and in strict accordance with all instructions and restrictions applicable to Subcontractor’s use of such systems and tools as Alcatel-Lucent may, from time to time, designate, at all times during the Term. Violation of this provision will be a breach of this Agreement.

14.5INTELLECTUAL PROPERTY RIGHTS (“IPR”) INFRINGEMENT AND MISAPPROPRIATION INDEMNITY

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 31 of 110

14.5.1In the event a third party approaches or makes a claim against Alcatel-Lucent and/or End User Customers (the “Indemnitees”) alleging that any materials, documentation and/or the Services provided by Subcontractor under this Agreement infringes or misappropriates (“Infringes” or “Infringement” or “infringing”) such third party’s IPR, Subcontractor shall promptly:

14.5.1.1Procure an irrevocable release for Indemnitees, free of cost to Indemnitees, from such alleged Infringement claim(s) for past use; and

14.5.1.2For continued use of the materials, documentation, and/or Services, subject to the Infringement claim(s), do one of the following:

(i)Using commercially reasonable efforts, procure for the relevant Indemnitees a worldwide royalty free license to continue to use the materials, documentation, and/or Services; and if unable to procure such right,

(ii)Modify or replace the materials, documentation, and/or Services so as to make them non-Infringing to the satisfaction of such third party while retaining their Form, Fit and Functionality.

14.5.2Where a third party has initiated a lawsuit or other similar proceeding (including the seeking of preliminary injunction) against the Indemnitee(s) based on an allegation that the materials, documentation, and/or Services Infringe the IPR of such third party, the relevant Indemnitees shall notify Subcontractor of such occurrence as soon as commercially reasonable and Subcontractor shall assume and diligently conduct the defense of such lawsuit or other proceeding and pay all costs relating thereto, including attorney’s fees. If Subcontractor fails to assume the defense within a period of thirty (30) days, the relevant Indemnitees may conduct the defense and Subcontractor shall reimburse the relevant Indemnitees for the costs incurred (including reasonable attorney’s fees).

14.5.3Any settlement of the lawsuit or other proceeding referred to in Section 14.5.2., above, by Subcontractor shall be subject to Subcontractor taking, at its own expense and costs, the measures set out in Sections 14.5.1.2(i) and (ii). When defending or settling the claim, Subcontractor shall refrain from making statements contrary to the Indemnitees’ interests, and shall not enter into any settlement without Alcatel-Lucent and/or the Indemnitees’ consent if such settlement would require Alcatel-Lucent or the concerned Indemnitee to make any admissions, to undertake or refrain from taking any actions in the marketplace, or to make any payments.

14.5.4In the event Subcontractor is not successful in its defense, in whole or in part, in the lawsuit or other proceeding referred to in Section 14.5.2, Subcontractor shall:

14.5.4.1Reimburse the relevant Indemnitees for any damages or costs awarded against the relevant Indemnitees related to the past use that is found to be infringing;

14.5.4.2Promptly take, at Subcontractor’s own expense and costs, one of the actions as defined in Sections 14.5.1.2(i) and (ii) to cease the infringement, and

14.5.4.3 Indemnify the relevant Indemnitees for damages and losses incurred.

14.5.5Alcatel-Lucent shall, upon Subcontractor’s written request and at the expense of Subcontractor, provide reasonable assistance to Subcontractor to support Subcontractor in the settlement of and/or defense against the allegation, lawsuit or other proceeding referred to in Section 14.5.2, above. In addition, Subcontractor agrees to provide such reasonable assistance to Alcatel-Lucent where Alcatel-Lucent undertakes to conduct the defense as provided in Section 14.5.2.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 32 of 110

14.5.6Subcontractor shall not be liable under Sections 14.5.1 through 14.5.5 where the allegation or claim of Infringement is based solely on the unauthorized alteration or modification of the Products, documentation, and/or services by Alcatel-Lucent and but for such unauthorized modification or alteration, the Products, documentation and/or services would not be Infringing.

14.5.7Alcatel-Lucent’s Affiliates and End User Customers may only claim the benefits of this Section 14.5 through Alcatel-Lucent.

14.5.8In the event a third party approaches or makes a claim against Subcontractor alleging that any materials and/or documentation provided by Alcatel-Lucent under this Agreement infringes or misappropriates (“Infringes” or “Infringement” or “infringing”) such third party’s IPR, Alcatel-Lucent shall promptly:

14.5.8.1Procure an irrevocable release for Subcontractor, free of cost to Subcontractor, from such alleged Infringement claim(s) for past use; and

14.5.8.2For continued use of the materials and/or documentation, subject to the Infringement claim(s), do one of the following:

(i)Using commercially reasonable efforts, procure for Subcontractor a worldwide royalty free license to continue to use the materialsand/or documentation; and if unable to procure such right,

(ii)Modify or replace the materials and/or documentation so as to make them non-Infringing to the satisfaction of such third party while retaining their Form, Fit and Functionality.

14.5.9Where a third party has initiated a lawsuit or other similar proceeding (including the seeking of preliminary injunction) against Subcontractor based on an allegation that the materials and/or documentation Infringe the IPR of such third party, Subcontractor shall notify Alcatel-Lucent of such occurrence as soon as commercially reasonable and Alcatel-Lucent shall assume and diligently conduct the defense of such lawsuit or other proceeding and pay all costs relating thereto, including attorney’s fees. If Alcatel-Lucent fails to assume the defense within a period of thirty (30) days, Subcontractor may conduct the defense and Alcatel-Lucent shall reimburse Subcontractor for the costs incurred (including reasonable attorney’s fees).

14.5.10Any settlement of the lawsuit or other proceeding referred to in Section 14.5.9., above, by Alcatel-Lucent shall be subject to Alcatel-Lucent taking, at its own expense and costs, the measures set out in Sections 14.5.8.2(i) and (ii). When defending or settling the claim, Alcatel-Lucent shall refrain from making statements contrary to Subcontractor’s interests, and shall not enter into any settlement without Subcontractor’s consent if such settlement would require Subcontractor to make any admissions, to undertake or refrain from taking any actions in the marketplace, or to make any payments.

14.5.11In the event Alcatel-Lucent is not successful in its defense, in whole or in part, in the lawsuit or other proceeding referred to in Section 14.5.9, Alcatel-Lucent shall:

14.5.11.1Reimburse Subcontractor for any damages or costs awarded against Subcontractor related to the past use that is found to be infringing;

14.5.11.2Promptly take, at Alcatel-Lucent’s own expense and costs, one of the actions as defined in Sections 14.5.8.2(i) and (ii) to cease the infringement, and

14.5.11.3Indemnify Subcontractor for damages and losses incurred.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 33 of 110

14.5.12 Subcontractor shall, upon Alcatel-Lucent’s written request and at the expense of Alcatel-Lucent, provide reasonable assistance to Alcatel-Lucent to support Alcatel-Lucent in the settlement of and/or defense against the allegation, lawsuit or other proceeding referred to in Section 14.5.9, above. In addition, Alcatel-Lucent agrees to provide such reasonable assistance to Subcontractor where Subcontractor undertakes to conduct the defense as provided in Section 14.5.9.

14.5.13Alcatel-Lucent shall not be liable under Sections 14.5.8 through 14.5.12 where the allegation or claim of Infringement is based solely on the unauthorized alteration or modification of the Products, documentation, and/or materials by Subcontractor and but for such unauthorized modification or alteration, the Products, documentation and/or materials would not be Infringing.

14.6PUBLICITY

Neither party shall use the other Party’s name or the existence of this Agreement, a Project Agreement or an Order in any advertisement, sales promotion, press releases and/or other publicity matters without the prior written consent of the other Party.

14.7TRADEMARK

Subcontractor grants to Alcatel-Lucent the right to use the name, logo, trademarks, and other marks of Subcontractor (collectively, the “Marks”) for all proper purposes in the sale of Services to End User Customers and the performance of Alcatel-Lucent’s duties hereunder during the Initial Term and all Renewal Terms of this Agreement, the Project Agreements and the applicable Orders. Alcatel-Lucent’s use of such Marks shall be in accordance with Subcontractor’s policies including, but not limited to, trademark usage and advertising policies, and be subject to Subcontractor’s approval. Alcatel-Lucent agrees not to attach to any Materials or Deliverables any trademarks, trade names, logos, or labels other than an aesthetically proper label identifying Alcatel-Lucent and its relationship to Subcontractor.

14.8USE OF ALCATEL-LUCENT IDENTITY

Subcontractor shall not hold itself out to be Alcatel-Lucent and shall not use Alcatel-Lucent’s identity including, but not limited to, Alcatel-Lucent’s trade-name, trademark, logo or any other designation or drawing of Alcatel-Lucent in any circumstances without Alcatel-Lucent’s prior written consent. Subcontractor will remove or obliterate any Alcatel-Lucent Identity prior to any use or disposition of any Materials and/or Deliverables or document rejected or not purchased by Alcatel-Lucent.

14.9END USER CUSTOMER INFORMATION

Subcontractor shall not store, use or process End User Customer information outside of the United States of America without the prior written consent of such End User Customer.

Section 15:SUBCONTRACTOR PERSONNEL

15.1SUBCONTRACTOR RESPONSIBILITIES FOR PERSONNEL

15.1.1For purposes of this Agreement, the term “Subcontractor Personnel” means anyone performing the Services or furnished by Subcontractor under this Agreement, a SOW or Project Agreement including, but not limited to, Subcontractor’s employees, consultants, representatives, agents and contractors and subcontractors at all tiers. It is agreed that all persons provided by Subcontractor to perform the Services and/or work are not employees or agents of Alcatel-Lucent and Alcatel-Lucent shall not exercise any direct control or supervision over Subcontractor Personnel but Alcatel-Lucent’s Project Representative will be available for consultation.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 34 of 110

15.1.2Unless otherwise agreed upon by Alcatel-Lucent in writing, Subcontractor shall provide all of the necessary resources including, but not limited to, Subcontractor Personnel to perform the Services and/or work in the country(ies) where such resources are requested, Services are to be provided and/or work is to be performed. Subcontractor shall be responsible for any and all compensation and expenses relating to the use and/or assignment of Subcontractor Personnel including, but not limited to, (i) social insurance and other tax payments related to and/or to be paid by and/or on behalf of Subcontractor Personnel, (ii) cost of benefits, travel and living expenses for non-local as well as local Subcontractor Personnel whether such Subcontractor Personnel are assigned at the beginning of the Services and/or work or added as additional resources during the performance of the Services and/or work, (iii) costs of materials required to deliver the Services and/or perform the work and (iv) any other costs and expenses that Subcontractor may incur that have not been agreed upon in advance by Alcatel-Lucent under this Agreement, a Statement of Work and/or an Order.

15.1.3Where Subcontractor Personnel is required to travel abroad in the framework of this Agreement, Alcatel-Lucent shall provide all reasonable assistance and advice to Subcontractor as and when required and permitted by law but in no event shall Alcatel-Lucent be responsible for any such travel arrangements or providing any such assistance and/or advice. All formalities related to immigration shall be managed by Subcontractor in accordance with local law, and the related cost paid shall be paid by Subcontractor in accordance with local law.

15.1.4Subcontractor will be responsible to Alcatel-Lucent for the performance of the Services and/or work by any Subcontractor provided subcontractor(s), at any tier.

15.1.5Alcatel-Lucent may, in its reasonable discretion, lawfully require Subcontractor to remove a Subcontractor Personnel from Alcatel-Lucent and/or the End User Customer’s premises and/or from providing Services if Alcatel-Lucent provides written justification for such removal based on such Subcontractor Personnel having demonstrated through performance that such Personnel cannot successfully perform the Services or is in violation of any laws and/or Alcatel-Lucent and/or End User Customer’s policies. Any reasonable complaint in writing from an End User Customer regarding such Personnel shall be deemed sufficient justification. Upon Alcatel-Lucent’s request, Subcontractor will promptly replace the Subcontractor Personnel without additional charge to Alcatel-Lucent.

15.2Identification Credentials

Subcontractor Personnel will wear identification badges provided by Alcatel-Lucent, while on Alcatel-Lucent’s premises, in accordance with applicable Alcatel-Lucent site regulations. Badges will be returned immediately (1) when the Subcontractor Personnel is no longer engaged in providing Services; or (2) upon Alcatel-Lucent’s request.

15.3Standards for Subcontractor Personnel

Subcontractor will not assign any Subcontractor Personnel with a known criminal record (other than minor traffic violations) to perform Services unless Alcatel-Lucent has given prior written consent. In fulfilling Subcontractor’s obligations under this paragraph, Subcontractor will comply with all laws relating to the making of investigation reports and the disclosure of the information contained therein.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 35 of 110

15.4Workplace Safety

Subcontractor will, and will cause Subcontractor Personnel to, place the highest importance and priority on employee health and safety for all work performed under this Agreement, a SOW and/or an Order, and (i) ensure that Subcontractor Personnel are made aware of, and trained in, all environmental health and safety requirements and programs, use of personal protective equipment (“PPE”) and regulations applicable to the work to be performed; (ii) unless otherwise specified in this Agreement and/or a SOW, furnish the Subcontractor Personnel with personal protective equipment required for the work to be performed hereunder; and (iii) immediately report to Alcatel-Lucent any death or lost workday injury and damage to property, in each case, incurred or caused by Subcontractor Personnel.

15.5Additional Terms and Conditions Applicable To Subcontractor Personnel

Subcontractor will abide by the terms and conditions applicable to Subcontractor Personnel set forth on Attachment G hereto, whenever performing any Services hereunder.

Section 16:LIMITATION OF LIABILITY, GENERAL INDEMNITY, INSURANCE

16.1LIMITATION OF LIABILITY

16.1.1To the maximum extent permitted by law, and except as otherwise provided in this Agreement, a Project Agreement and/or a SOW, under no circumstances and under no legal theory, whether in tort (including negligence) contract or otherwise shall either Subcontractor or Alcatel-Lucent be liable to the other for any special, indirect, punitive, incidental or consequential damages incurred by the other resulting from or arising out of or in connection with an Order and/or the Services provided even if the other Party has been informed of the possibility of those damages.

16.1.2Except for those liabilities in Section 16.1.3, in no event shall Alcatel-Lucent’s cumulative liability to Subcontractor for all claims, losses, liabilities, damages and expenses arising out of this Agreement exceed $*****, and in no event shall Subcontractor’s cumulative liability to Alcatel-Lucent for all claims, losses, liabilities, damages and expenses arising out of this Agreement exceed $*****.

16.1.3THESE LIMITATION OF LIABILITY SHALL NOT APPLY TO EACH PARTY’S OBLIGATIONS TO THE OTHER AS THEY RELATE TO (I) A BREACH OF THE FOLLOWING SECTIONS: DISCLOSURE AND USE OF CONFIDENTIAL INFORMATION, USE OF ALCATEL-LUCENT’S IDENTITY, PUBLICITY, CODE OF CONDUCT; (II) EITHER PARTY’S OBLIGATIONS TO EACH OTHER OR THIRD PARTIES UNDER THE FOLLOWING SECTIONS: (A) IPR INFRINGEMENT/MISAPPROPRIATION INDEMNIFICATION OR (B) GENERAL INDEMNITY, (III) SUBCONTRACTOR’S COMPLIANCE WITH NSA REQUIREMENTS AS SET FORTH IN ATTACHMENT E AND WITH DPPA REQUIREMENTS AS SET FORTH IN SCHEDULE D TO ATTACHMENT G, AND (IV) CLAIMS OR DAMAGES RELATED TO BODILY INJURY (INCLUDING DEATH) OR DAMAGE TO TANGIBLE PROPERTY.

16.2GENERAL INDEMNITY

16.2.1Subcontractor shall indemnify and defend Alcatel-Lucent against, and hold Alcatel-Lucent harmless from, any and all claims, actions, proceedings, liabilities , losses, damages, costs or expenses (including reasonable attorneys’ fees) incurred by Alcatel-Lucent resulting from, or arising out of or in connection with (i) bodily injury (including death) or damage to any property caused by any negligent or willful act or omission by Subcontractor or the Services provided under this Agreement or (ii) Subcontractor’s failure to comply with the applicable laws.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 36 of 110

16.2.2Alcatel-Lucent shall indemnify and defend Subcontractor against, and hold Subcontractor harmless from, any and all claims, actions, proceedings, liabilities , losses, damages, costs or expenses (including reasonable attorneys’ fees) incurred by Subcontractor resulting from, or arising out of or in connection with (i) bodily injury (including death) or damage to any property caused by any negligent or willful act or omission by Alcatel-Lucent or (ii) Alcatel-Lucent’s failure to comply with the applicable laws.

16.3INSURANCE

Without limiting Subcontractor’s liability under this Agreement and any applicable Orders, Subcontractor shall maintain and cause its subcontractors to maintain, the following insurance as applicable to the Products and Services to be provided:

1.	Workers’ Compensation insurance as prescribed by the law of the State in which the work is performed; and Employer’s Liability insurance with limits of at least $***** for each occurrence.
2.	Automobile Liability insurance if the use of motor vehicles is required, with limits of at least $***** combined single limit for Bodily Injury and Property Damage for each occurrence.
3.

Commercial General Liability (CGL) occurrence form of insurance including contractual liability with limits of at least $***** combined single limit for Bodily Injury and Property Damage liability for each occurrence and limits of $***** products/completed operations aggregate and $***** general aggregate. This insurance should be maintained for a period of at least two (2) years after termination of the Agreement.

NOTE: Total per occurrence limits for coverage required in items 2. and 3. above may be satisfied with any combination of primary and umbrella or excess liability policies.

4.

Errors and Omissions or Professional Liability insurance in the amount of at least $***** per claim should be procured and maintained for a period of at least two (2) years after termination of the Agreement.

5.

All Risk Property insurance including inland marine and / or ocean marine, wherever applicable, covering the full replacement value of all Alcatel-Lucent property and equipment in the care, custody and control of the Subcontractor or any subcontractor of Subcontractor. This insurance shall include Alcatel-Lucent as an additional insured and loss payee.

All CGL and Automobile Liability insurance shall designate Alcatel-Lucent USA Inc., its affiliates and subsidiaries, its directors, officers and employees (“Company”) as Additional Insured. All such insurance should be primary and non-contributory and is required to respond and pay prior to any other insurance or self-insurance available. Any other coverage available to the Company shall apply on an excess basis. Subcontractor agrees that Subcontractor, Subcontractor’s insurer(s) and anyone claiming by, through, under or in Subcontractor’s behalf shall have no claim, right of action or right of subrogation against Company and its customers based upon any loss or liability insured against under the foregoing insurance.

Subcontractor and all Subcontractor’s subcontractors shall furnish prior to the start of work, Certificates of Insurance or adequate proof of the foregoing insurance including, if specifically requested by Company, copies of the Endorsements and Insurance Policies. Current Certificates of Insurance should be obtained prior to the commencement of work and be maintained on file for the duration of the contract. Company shall be notified in writing by Subcontractor at least thirty (30) days prior to cancellation of or change in a policy. Insurance Companies providing coverage will be rated by A.M. Best with at least an A- VII rating.

Subcontractor and all Subcontractor’s subcontractors are responsible for all losses within their deductibles or self-insured retentions.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 37 of 110

Section 17:FORCE MAJEURE

No Party shall be liable for any default or delay in the performance of its obligations under this Agreement (i) if and to the extent such default or delay is caused, directly or indirectly, by Force Majeure Condition, and (ii) provided the non-performing Party is without fault in causing or contributing to such default or delay.

Section 18:TERMINATION RIGHTS

18.1TERMINATION FOR BREACH

18.1.1Either Party may terminate this Agreement if, within thirty (30) days of receiving notice by registered mail of a material breach of this Agreement, the notified Party fails to meet its obligations by remedying the breach. Termination shall take effect forthwith without prior recourse to any legal authority and without prejudice to any damages that the terminating Party may claim from the other.

18.1.2If this Agreement is terminated or expires, Subcontractor shall continue to take good care of any Apparatus and/or Equipment in its possession on that date and shall continue to do so until it is collected by Alcatel-Lucent. Alcatel-Lucent shall collect the Apparatus and/or Equipment within thirty (30) days from the date of termination or such other period of time of which Alcatel-Lucent notifies Subcontractor in writing, which shall, in no event, be more than ninety (90) days from the date of termination.

18.1.3In the above-mentioned cases of termination, Subcontractor shall be entitled to payment for the Services performed and accepted by Alcatel-Lucent and the End User Customer up to the effective date of termination which, in the case of Alcatel-Lucent, shall not be unreasonably withheld.

18.2TERMINATION FOR CONVENIENCE

18.2.1Alcatel-Lucent may at any time, and for any or no reason, terminate this Agreement or a Project Agreement and/or cancel or terminate a Purchase Order or Service Order, in whole or in part, by providing ***** written notice to Subcontractor designating the applicable cancellation or termination date. In such case, Alcatel-Lucent’s liability shall be limited to payment of the amount due for Service(s) provided and accepted, up to and including the date of termination and/or cancellation, including work in progress authorized by Alcatel-Lucent in its written notice of termination.

18.2.2*****.

18.3OTHER TERMINATION BY PARTIES

18.3.1Either party may terminate this Agreement by notice in writing if the other Party makes an assignment for the benefit of creditors (other than solely an assignment of moneys due).

18.3.2If a proceeding is commenced under any provision of the bankruptcy laws of the applicable country, voluntary or involuntary, by or against either party, and this Agreement has not been terminated, the non-debtor party may file a request with the bankruptcy court to have the court set a date within sixty (60) days after the commencement of the case, by which the debtor party will assume or reject this Agreement, and the debtor party shall cooperate and take whatever steps necessary to assume or reject the Agreement by such date.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 38 of 110

18.4NO EARLY TERMINATION BY SUBCONTRACTOR

In the event that Subcontractor stops work and fails to continue within ten (10) days from the date Alcatel-Lucent notifies Subcontractor it is in breach, Subcontractor shall compensate Alcatel-Lucent for any incremental amount that is reasonably incurred to have the work completed by Alcatel-Lucent or a third party. Subcontractor shall also be liable for damages as described herein. For the avoidance of doubt, in the event Subcontractor stops work based on a legitimate concern related to risk to Subcontractor Personnel safety, an End User Customer’s network, or similar issue, such work stoppage would not be considered a breach under this section.

Section 19:GENERAL TERMS

19.1ATTENDANCE AT SUBCONTRACTOR’S FACILITY

Alcatel-Lucent reserves the right to place, at any time, one or more Alcatel-Lucent personnel in Subcontractor’s facility to carry out functions Alcatel-Lucent may deem necessary related to this Agreement. Compensation of said Alcatel-Lucent personnel shall be borne by Alcatel-Lucent. Subcontractor agrees to furnish such Alcatel-Lucent personnel with reasonable working facilities, as necessary, to perform their work, and if needed, provide office space and support services as required at no charge to Alcatel-Lucent. (Subcontractor will make suitable arrangements so that such Alcatel-Lucent personnel will have access to the areas where Material is stored and where Services are performed or managed.)

19.2ASSIGNMENT

Except for moneys due, neither Party shall assign this Agreement, a Project Agreement or an Order, in whole or in part, without the prior written consent of the other Party. However, either Party may make such an assignment to a present or future Affiliate, subsidiary or successor of the business, in whole or in part, without such consent provided the assignee is not a competitor of the non-assigning party. Upon acceptance of the assignment and delegation and assumption of the duties under this Agreement, PAs or an Order, the assigning Party shall be released and discharged, to the extent of the assignment and delegation, from all further duties and obligations under this Agreement, the Project Agreement and/or the Order as to the Materials, Deliverables and/or Services so assigned.

19.3PERIODIC REVIEWS AND ISSUE RESOLUTION

19.3.1PERIODIC REVIEWS

Responsible representatives of Alcatel-Lucent and Subcontractor set forth on Attachment F – Periodic Review should meet on a regular basis, as set forth therein, to discuss and resolve any issues associated with this Agreement or any PA. Meeting notes, decisions and actions should be clearly documented for all meetings. No changes to the terms of this Agreement or any PA are valid unless documented in writing and signed by duly authorized signatories of both Parties.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 39 of 110

19.3.2ISSUE RESOLUTION

Either Party may identify an issue arising under this Agreement for discussion with the other Party. Issues should always be raised for discussion between the Parties at the lowest level of responsibility possible that can effectively investigate and attempt to resolve the issue. After sufficient analysis and review of any issue by both Parties, Alcatel-Lucent and Subcontractor will attempt to reach a mutual decision on the issue. If Alcatel-Lucent and Subcontractor are unable to come to a mutual agreement on the decision within thirty (30) days (or such other timeframe as the Parties may agree), the issue will be escalated in writing to the next management level of each Party. In the event Subcontractor and Alcatel-Lucent are unable to reach agreement on the issue within fifteen (15) days following such escalation, they will engage in the Dispute Resolution Process set forth in Section 19.4.2. No changes to the terms of this Agreement or any PA are valid unless documented in writing and signed by duly authorized signatories of both Parties.

19.4APPLICABLE LAW AND SETTLEMENT OF DISPUTES

19.4.1APPLICABLE LAW

This Agreement shall be construed in accordance with and governed by the laws of the State of New York, excluding its conflicts of laws rules. The UN Convention on the sales of Goods shall not apply.

19.4.2DISPUTE RESOLUTION PROCESS

19.4.2.1In the event of a dispute, prior to taking any other legal actions, an aggrieved Party shall provide written notice to the other Party of its intention to engage in informal discussions to resolve the dispute pursuant to this Section. For a period of no more than thirty (30) days from the date of such notice, unless otherwise extended by mutual agreement, authorized representatives of both Parties will endeavor, in good faith, to settle the dispute.

19.4.2.2If the Parties’ authorized representatives are not able to resolve the dispute within 30 days from the meeting and unless otherwise agreed upon, either Party may bring a claim relating to such dispute in a court of competent jurisdiction in New York, New York.

19.4.2.3All defenses based on passage of time will be suspended pending the conclusion of this dispute resolution process.

19.4.3OTHER RELIEF

Nothing in this Section will be construed to preclude either Party from seeking injunctive relief in a court of competent jurisdiction in order to protect its rights during the dispute resolution process.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 40 of 110

19.5COMPLIANCE WITH LAWS

19.5.1Each Party and its respective agents and Subsidiaries shall, and shall cause their respective employees to, comply at their own expense with all applicable local, national, regional and international laws, ordinances, regulations, codes, standards, directives and international conventions, rules and agreements to the extent that any of the foregoing have the force of law by being directly enforceable by a governmental authority, a court or other proper tribunal, (collectively “Laws”), including, as applicable, but not limited to anti-bribery and records keeping laws, conventions and/or directives of each country in which such party conducts business as it relates to this Agreement including, but not limited to, (a) the U.S. Foreign Corrupt Practices Act (“FCPA”), (b) national laws implementing the Organization for Economic Cooperation and Development Convention on Combating Bribery of Foreign Public Officials (“OECD”) and (c) national laws implementing the Organization of American States (“OAS”) convention bilateral anti-corruption treaty (also known as the Inter-American Convention Against Corruption), and including but not limited to offering of payment or transfer of anything of value as defined in the FCPA and other laws implementing the Convention on Combating Bribery of Foreign Public Officials in International Business Transactions and the International Chamber of Commerce Rules on Combating Corruption (the “Rules”).

19.5.2In addition, each Party and its respective agents and Subsidiaries shall, and each shall cause its respective employees to, comply at their own expense with all laws, ordinances and/or directives of countries in which the Parties conduct business as they relate to the Universal Declaration of Human Rights, child labor laws, data privacy laws, criminal reporting laws, environmental, health and safety laws, anti-trust laws, anti-competition laws or any similar laws, including, but not limited to identifying and filing or purchasing (as applicable) any and all required permits, certificates, licenses, insurance, approvals and inspections required in performance of its obligations under this Agreement, a Project Agreement and/or Orders.

19.5.3Each party shall comply with such regulations, laws and/or directives as may be applicable to, but not limited to, the place(s) of (1) manufacture of the Materials, Apparatus and/or Equipment, (2) intended use of the Materials, Apparatus and/or Equipment, (3) travel/pass through of the Materials, Apparatus and/or Equipment, (4) final destination of the Materials, Apparatus and/or Equipment, and/or (5) place of delivery of Services.

19.5.4Where applicable, Subcontractor shall implement reasonable internal controls (i.e., automated or manual controls (or both) that facilitate Subcontractor’s issuance of accurate and complete invoices to Alcatel-Lucent, in order to support Alcatel-Lucent’s compliance with the Sarbanes Oxley Act of 2002, as it may be amended from time to time.

19.5.5In addition to the foregoing, Subcontractor agrees to comply with all of the requirements set forth on Attachment E - NSA Compliance Requirements.

19.5.6In the event Subcontractor has knowledge or reason to believe that there has been a violation of an Alcatel-Lucent policy or a law by an Alcatel-Lucent employee or contractor, Subcontractor shall report such incident to Alcatel-Lucent at the Alcatel-Lucent Compliance Hotline:

+1 908-582-0183

1-888-267-7732 (Toll Free: US and Canada

+1 972-249-0343 (Text Telephone for Hearing Impaired)

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 41 of 110

Such incidents can also be reported online through the secure web-site: www.alcatel-lucent.ethicspoint.com. Please note, local laws may limit the types of matters for which the Hotline and online web-site may be used in certain countries. Regardless of location, a suspected violation of law or policy may be reported by sending an email to: compliancehotline@alcatel-lucent.com. Alcatel-Lucent has a strict non-retaliation policy. There will be no reprisal against any person who reports, in good faith, a suspected violation of company policy or law.

19.5.7Alcatel-Lucent reserves the right to audit Subcontractor’s compliance with this Compliance with Laws section on an annual basis or upon reasonable suspicion of non-compliance, either through questionnaires to be sent to Subcontractor or through Alcatel-Lucent’s own investigative processes. Upon Alcatel-Lucent’s reasonable request, Subcontractor shall permit Alcatel-Lucent or a third party on behalf of Alcatel-Lucent to, at Alcatel-Lucent’s expense, audit any records that Subcontractor may have related to such compliance. Alcatel-Lucent shall disclose the results of the audit with Subcontractor and Subcontractor shall implement any reasonably required improvements to bring Subcontractor in compliance, if applicable. Notwithstanding the aforementioned, upon Alcatel-Lucent’s request and on an annual basis, Subcontractor shall provide Alcatel-Lucent a certification that Subcontractor is in compliance with this Compliance with Laws section.

19.5.8Subcontractor shall be responsible, at its own expense, to perform or provide, for all its employees (and authorized subcontractors, if any) assigned to provide or support the Services or provide products and services under this Agreement, at a minimum, training on the Alcatel-Lucent compliance program according to the materials Alcatel-Lucent may deliver to Subcontractor or as may be organized by Alcatel-Lucent from time to time. An awareness certificate for all Subcontractor’s (or its authorized subcontractors, as the case may be) permanent employees working for Alcatel-Lucent or assigned to an Alcatel-Lucent customer site should be signed before performance of the Services.

19.6INDEPENDENT CONTRACTOR/NO AGENCY

Each party to this Agreement is an independent contractor and not an agent of the other.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 42 of 110

19.7NOTICES

Any notice or demand which under the terms of this Agreement or under any statute must or may be given or made by Subcontractor or Alcatel-Lucent shall be in writing and shall be given or made by confirmed facsimile, or similar communication or by certified or registered mail addressed to the respective Parties as follows:

TO Alcatel-Lucent :

Legal Notices:	General Counsel
Law Division
600-700 Mountain Ave,
Murray Hill, NJ 07974

With copy to:
Managing Corporate Counsel
Law Division
Room 3A204
600-700 Mountain Ave,
Murray Hill, NJ 07974

All Notices:	Procurement and Design to Cost
Senior Director, Project Sourcing
1960 Lucent Lane, 9F-545
Naperville, IL 60563-1594
Fax +1 630 979 9904

To Goodman Networks, Inc.

Attn: Contracts Manager

6400 International Parkway, Suite 1000

Plano, TX 75093

with copy to: General Counsel

In addition to the foregoing, notices to Alcatel-Lucent shall be sent to the personnel identified in an SOW.

The effective dates of such notice shall be (i) by (a) facsimile - the date of such facsimile as evidenced in the successful facsimile transmission report or (b) email, the date the email is sent; provided such facsimile or email must be followed up in a hard copy mail delivery within five (5) days from the date such facsimile or email is transmitted/sent; (ii) five (5) days following the date mailed for certified or registered letters; (iii) two (2) days following the date mailed for overnight letters; or (iv) when delivered, if in person.

The above addresses may be changed at any time by giving prompt written notice as provided above.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 43 of 110

19.8DIVESTITURE BY ALCATEL-LUCENT

In the event of divestiture of any part of Alcatel-Lucent, the divested portion may continue to acquire Services under this Agreement for twelve (12) months after the divestiture, provided the divested entity agrees to be bound by the terms of this Agreement and subject to Subcontractor’s prior written consent, which shall not be unreasonably withheld. Subcontractor shall look only to the divested business for performance of contractual obligations, including payment provided the divested entity is subject to the terms of this Agreement.

19.9NONEXCLUSIVE MARKET RIGHTS – SERVICES

It is expressly understood and agreed that this Agreement neither grants to Subcontractor an exclusive right or privilege to provide Alcatel-Lucent any or all Services of the type described in this Agreement which Alcatel-Lucent may require, nor requires the purchase of any Services or other services from Subcontractor by Alcatel-Lucent. It is, therefore, understood that Alcatel-Lucent may contract with other subcontractors for the procurement of service(s) comparable or identical to the Services provided under this Agreement. In addition, Alcatel-Lucent shall at its sole discretion, decide the extent to which Alcatel-Lucent will market, advertise, promote, support, or otherwise assist in further offerings of the Service(s). Subcontractor agrees that purchases by Alcatel-Lucent under this Agreement shall neither restrict the right of Alcatel-Lucent to cease purchasing nor require Alcatel-Lucent to continue any level of such purchases.

19.10NON-SOLICITATION

*****.

19.11RIGHT OF ENTRY

Each Party shall have the right to enter the premises of the other Party during normal business hours with respect to the performance of this Agreement (i.e. audit, inspection or a quality review, provide or receive Services, etc.) subject to all rules and regulations, clearances, security regulations and procedures, for such party’s premises as applicable. Each Party shall provide safe and proper facilities for such purpose. Neither Party shall require (i) waivers or releases of any personal rights expect as required for security purposes or (ii) execution of documents which conflict with the terms of this Agreement, from employees, representatives or customers of the other in connection with visits to its premises. Both Parties agree that no such releases, waivers or documents shall be pleaded by them or third persons in any action or proceeding.

19.12ALCATEL-LUCENT’S AUTHORIZED REPRESENTATIVES

All Services rendered under this Agreement are subject to inspection and acceptance by the individual designated in the Project Agreement as Alcatel-Lucent’s Project Representative or, in the Project Representative’s absence, by an individual so designated as a delegate (“Delegate”). All other matters related to this Agreement must be addressed to Alcatel-Lucent’s Agreement Representative, or Delegate, unless otherwise set forth herein.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 44 of 110

19.13GOVERNMENT CONTRACT PROVISIONS

The following clauses from the United States Federal Acquisition Regulation (“FAR”), title 48 of the U.S. Code of Federal Regulations (“48 CFR”), shall apply to work performed by and product provided by Subcontractor under this Agreement in support of Alcatel-Lucent’s U.S. Federal Government contracts and subcontracts, subject to any limitations on applicability of the following clauses as set forth in 48 CFR 52.244-6(c) and any applicable U.S. Federal Government agency supplements thereto. For purposes of Agreement, the term “contractor” in the clauses set forth below shall mean Subcontractor:

(i)	48 CFR 52.203-13, Contractor Code of Business Ethics and Conduct (Apr 2010).
(ii)	48 CFR 52.203-15, Whistleblower Protections Under the American Recovery and Reinvestment Act of 2009.
(iii)	48 CFR 52.219-8, Utilization of Small Business Concerns (May 2004).
(iv)	48 CFR 52.222-26, Equal Opportunity (Mar 2007).
(v)	48 CFR 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Sep 2006).
(vi)	48 CFR 52.222-36, Affirmative Action for Workers with Disabilities (Jun 1998).
(vii)	48 CFR 52.222-50, Combating Trafficking in Persons (Feb 2009).
(viii)	48 CFR 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006).
(ix)	48 CFR 252.225-7009, Restriction on Acquisition of Certain Articles Containing Specialty Metals.
(x)	48 CFR 252.236-7013, Requirement for Competition Opportunity for American Steel Producers, Fabricators, and Manufacturers.
(xi)	48 CFR 252.246-7003, Notification of Potential Safety Issues.
(xii)	48 CFR 252.247-7023, Transportation of Supplies by Sea.
(xiii)	48 CFR 252.247-7024 Notification of Transportation of Supplies by Sea.

In addition, Orders placed under this Agreement containing a notation that the products and/or Services are intended for use under Alcatel-Lucent’s U.S. Federal Government contracts and subcontracts shall contain those FAR and agency FAR supplement clauses, in addition to those set forth above, that are required for performance in accordance with the provisions of such contracts and subcontracts and that are otherwise required by the U.S. Federal Government or applicable law. In the event that Subcontractor does not accept an Order received from Alcatel-Lucent due to the inclusion of a FAR or agency FAR supplement clause that is not set forth above, Subcontractor shall immediately inform Alcatel-Lucent. Notwithstanding anything to the contrary contained in this Agreement, if Subcontractor disputes the inclusion of a FAR or agency FAR supplement clause not set forth above in an Order hereunder, Subcontractor shall immediately contact Alcatel-Lucent and the Parties shall work in good faith to resolve the dispute. If the Parties are unable to resolve the dispute within five (5) business days of the dispute first arising, Alcatel-Lucent is under no obligation to purchase the products and/or Services from Subcontractor and such disagreement shall not be subject to the dispute resolution obligations under this Agreement.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 45 of 110

19.14SUPPLIER DIVERSITY

Alcatel-Lucent is committed at the highest levels of the company to maximize the purchases of goods and services from diversity suppliers - businesses owned by certified minorities, women, service disabled veterans, veterans and other protected class businesses. In keeping with its corporate supplier diversity objectives, Alcatel-Lucent is requiring Subcontractor to achieve ***** percent (*****%) in its supplier diversity participation pertaining to Alcatel-Lucent’s spend with Subcontractor in the U.S. Subcontractor shall also deliver to Alcatel-Lucent, on an annual basis, a supplier diversity plan defining Subcontractor’s diverse supplier purchasing goals, which shall include a commitment to a minimum threshold of ***** percent (*****%) supplier diversity inclusion and plans to meet its commitment. In order to permit the monitoring of such purchases, within ten (10) business days after the end of each calendar quarter, Subcontractor agrees to submit the Alcatel-Lucent Supplier Diversity Quarterly Results Report along with any documentation and information, regarding purchases of goods and services by Subcontractor from certified diversity business enterprises. Subcontractor shall designate a representative to administer the foregoing and deliver to Alcatel-Lucent notice to such effect. Upon request, Subcontractor shall cause such representative to meet with representatives of Alcatel-Lucent’s Supplier Diversity Department to review and discuss your purchases from such business enterprises.

The commitment to supplier diversity does not alleviate any other requirements contained in this Agreement.

19.15AFFIRMATIVE ACTION NOTICE

Suppliers, vendors, service providers, sellers, contractors, licensors and subcontractors are hereby notified that they may be subject to the provisions of: 41 CFR Section 60-300.5(a); 41 CFR Section 60-741.5(a); 41 CFR Section 60-1.4(a) and (c); 41 CFR Section 60-1.7(a); 48 CFR Section 52.222-54(e); and 29 CFR Part 471, Appendix A to Subpart A with respect to affirmative action program and posting requirements.

Subcontractor shall abide by the requirements of 41 CFR 60-741.5(a). This regulation prohibits discrimination against qualified individuals on the basis of disability, and requires affirmative action by covered prime contractors and subcontractors to employ and advance in employment qualified individuals with disabilities.

Subcontractor shall abide by the requirements of 41 CFR 60-300.5(a). This regulation prohibits discrimination against qualified protected veterans, and requires affirmative action by covered prime contractors and subcontractors to employ and advance in employment qualified protected veterans.

19.16SEVERABILITY

If any of the provisions of this Agreement shall be held invalid or unenforceable by law or a court of competent jurisdiction, such invalidity or unenforceability shall not invalidate or render unenforceable this entire Agreement, but rather this entire Agreement shall be construed as if not containing the particular invalid or unenforceable provision(s) and the rights and obligations of the parties shall be construed and enforced accordingly.

19.17SURVIVAL OF OBLIGATION

The obligations of the Parties under this Agreement, which by their nature, would continue beyond the termination, cancellation or expiration of this Agreement, shall survive termination, cancellation or expiration of this Agreement. In particular, and in addition to the foregoing, with respect to any Services which have been performed and accepted as of the effective date of termination, cancellation or expiration of this Agreement, but for which an invoice has not been submitted as of such effective date, the provisions of this Agreement applicable to invoicing for such Services, including those pertaining to Volume Discounts, shall survive such termination, cancellation or expiration.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 46 of 110

19.18ATTACHMENTS

The following Attachments are hereby made part of this Agreement and incorporated by reference hereof. To the extent there is a conflict between this Agreement and an Attachment, the Attachment shall take precedence.

Attachment A	Project Agreement Template
Attachment B	Travel and Living Expenses
Attachment C	EICC Code of Conduct
Attachment D	Alcatel-Lucent Supplier EH&S Manual
Attachment E	NSA Compliance
Attachment F	Periodic Reviews
Attachment G	Additional Provisions Applicable to Nonemployee Workers

19.19ENTIRE AGREEMENT

The provisions of this Agreement, the Project Agreement and all Orders issued pursuant to this Agreement, shall supersede all prior and current oral and written communications, agreements, and understandings of the Parties with respect to the subject matter of this Agreement and shall constitute the entire agreement between the Parties. This Agreement shall not be modified or rescinded, except by a writing signed by both Parties. Provisions on the reverse side of Alcatel-Lucent’s Purchase Orders issued pursuant to this Agreement and all provisions on Subcontractor’s forms shall be deemed deleted. Estimates or forecasts furnished by Alcatel-Lucent shall not constitute commitments.

Agreement accepted on the respective dates indicated by each signatory.

ALCATEL-LUCENT USA INC.		GOODMAN NETWORKS, INC.

By:	/s/ Laurie Donahue	By:	/s/ Cari Shyiak
Name (print):	Laurie Donahue	Name (print):	Cari Shyiak
Title:	Senior Director America	Title:	COO
Date:	July 15, 2014	Date:	June 18, 2014

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 47 of 110

ATTACHMENT A: PROJECT AGREEMENT TEMPLATE

PROJECT AGREEMENT

For

BETWEEN

ALCATEL-LUCENT USA INC.	GOODMAN NETWORKS INC.
600-700 Mountain Ave,
Murray Hill, NJ 07974
USA

PROJECT AGREEMENT NUMBER

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 48 of 110

This Project Agreement, (hereinafter “PA”) is entered into by and between Alcatel-Lucent USA Inc., having a place of business at 600-700 Mountain Avenue, Murray Hill, NJ 07974 USA (“Alcatel-Lucent”), and Goodman Networks Inc., having a place of business at                                       USA (“Subcontractor”).

INCORPORATION BY REFERENCE

This PA incorporates by reference the terms and conditions as set forth in the Master Services Agreement No. XXXXXXXXX, entered into by and between Subcontractor and Alcatel-Lucent (the “Agreement”). If any of the terms and conditions of the Agreement are in conflict or inconsistent with this PA, the terms and conditions of this PA shall take precedence with respect to the subject matter thereof. In the event the Alcatel-Lucent Agreement expires or is terminated prior to the expiration of this PA, the terms and conditions of the PA together with the Agreement, as modified herein, shall survive the expiration or termination of the Agreement, but only for the remainder of the then current Term of this PA.

WITNESSETH:

WHEREAS, Alcatel-Lucent desires to engage Subcontractor to provide telecommunication related services in support of the                      (the “Project”).

NOW, THEREFORE, the Parties hereby agree as follows

SECTION 1

DEFINITIONS

1.1

Each term set forth below shall have the meaning given to it below when used in this PA with initial capital letters. Capitalized terms in this PA not defined in this section shall have the meaning provided in the Agreement.

1.2	“End User Customer” means .
1.3	“Prime Contract” means the .
1.4

“Project Agreement” (“PA”) shall have the meaning given to it in the introductory paragraph of this document and shall include (a) all exhibits, schedules and other attachments to the PA; (b) the non-conflicting terms and condition of the Agreement, and (c) all addenda and amendments separately executed and delivered by the Parties relating to this PA.

1.5	“Services” shall mean the services set forth in the Statement of Work attached to this PA, to be performed by Subcontractor for the Project.
1.6	“Statement of Work” shall mean the Statement of Work attached hereto as Exhibit A.

SECTION 2

TERM OF PA

Term: The terms and conditions of this PA shall be effective as of                  , 201X (“Effective Date”), and shall, except as otherwise provided in this PA continue in effect for a period of              (X) years from such Effective Date (“Initial Term”).

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 49 of 110

Renewal: Alcatel-Lucent and Subcontractor may extend the Initial Term as defined in the clause for up to twelve (12) months (“Renewal Term”) by reaching mutual agreement to extend, in writing, at least thirty (30) days prior to the expiration of the Initial Term or Renewal Term; provided, however, that no renewal or extension shall be permissible unless the Agreement is currently in force and effect. For the purposes of this PA the word “Term(s)” shall mean collectively the Initial Term and any Renewal Term(s).

SECTION 3

SCOPE OF PA

Pursuant to the terms and conditions of this PA, Subcontractor will provide the Services set forth in the Statement of Work (“SOW”), attached hereto as Exhibit A. The Services will be performed in strict accordance with this PA and no deviations from the requirements will be made without the prior written approval of Alcatel-Lucent. This PA is not a commitment contract, and work shall be provided on an as-ordered basis. Subcontractor will provide work as may be authorized by Purchase Orders and Service Orders issued pursuant to this PA. [Service Order descriptions shall address:]

•	Form of communication; i.e., written document, signal for required action in a system, etc.
•	Mechanism for Subcontractor accepting/rejecting
•	Scope of services to be performed
•	End customer/locations
•	Reference to Project Agreement/MSA
•	Projected value based on agreed upon pricing or should take hour totals
•	Network numbers, if available or applicable
•	Projected schedule
•	Service acceptance criteria (if not sufficiently detailed in applicable SOW)

SECTION 4

MATERIALS AND INTELLECTUAL PROPERTY

In connection with Subcontractor’s performance of the Services hereunder, the Parties shall use the Materials and/or Intellectual Property set forth on Exhibit D - Materials and Intellectual Property hereto, in accordance with the terms of Section 14.1 of the Agreement.

SECTION 5

SERVICE LEVELS, KEY PERFORMANCE INDICATORS AND

LIQUIDATED DAMAGES

Subcontractor shall meet the SLAs and KPIs set forth an Exhibit C – SLAs, KPIs and Liquidated Damages, attached hereto and incorporated herein, by reference. Subcontractor shall be liable for the Liquidated Damages set forth on such Exhibit C in the event Subcontractor fails to meet such SLAs and/or KPIs.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 50 of 110

SECTION 6

PRICING

Prices shall be as shown in Exhibit B - Pricing attached hereto. Such prices shall remain in effect during the Term. Travel, accommodations, subsistence and sundry expenses incurred by Subcontractor Personnel in connection with their performance of the Services hereunder [are or are not] included in the pricing.

SECTION 7

INVOICING AND PAYMENT

Unless the Parties otherwise agree in writing, Subcontractor will render invoices for Purchase Orders following completion and acceptance of certain performance milestones pursuant to the SOW and/or Service Order or Discrete Purchase Order. Alcatel-Lucent shall not be responsible for making any milestone payment unless Subcontractor has completed the Services or work related to such milestone, as set forth in the SOW, to the satisfaction of Alcatel-Lucent. Payment shall be made pursuant to the Payment Terms clause in the Agreement. Invoicing and payments shall otherwise be in accordance with the terms and conditions of Article 5 of the Agreement.

SECTION 8

CUSTOMER FLOW DOWN TERMS

[Requirements of applicable ALU customers should be described here, or referred to an Exhibit.]

[If a customer requires a performance bond for Services on the Project, this should be clearly documented here.]

SECTION 9

PARTIES’ REPRESENTATIVES

Alcatel-Lucent’s Project Representative hereunder is                 . Subcontractor’s Project Representative hereunder is                 .

SECTION 10

NSA COMPLIANCE

Note: this section must be accurately completed and reviewed and approved by ALU NSA Compliance personnel before each Project Agreement is completed and executed.

The following table summarizes the scope of Services described in this PA:

Services In-Scope	Products/Technologies In-Scope
Service 1
Service 2

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 51 of 110

The following table shows specific Alcatel-Lucent systems that are impacted by the NSA compliance requirements with regard to the Services described in this PA:

Alcatel-Lucent System/Application	Service 1	Service 2
System/Application A	X
System/Application B	X
System/Application C		X
System/Application D		X
System/Application E	X	X
System/Application F	X	X

SECTION 11

EXHIBITS

The following Exhibits are hereby made part of this PA and incorporated by reference hereof. To the extent there is a conflict between this PA and the Exhibit, the Exhibit shall take precedence.

EXHIBIT A – Statement of Work

EXHIBIT B – Pricing

EXHIBIT C – Service Levels, Key Performance Indicators and Liquidated Damages

EXHIBIT D – Materials and Intellectual Property

SECTION 12

ENTIRE AGREEMENT

The provisions of this PA, and all Orders issued pursuant to this PA, shall supersede all prior and current oral and written communications, agreements, and understandings of the parties with respect to the subject matter of this PA and shall constitute the entire agreement between the parties. This PA shall not be modified or rescinded, except by a writing signed by authorized representatives of both parties. Provisions on the reverse side of Alcatel-Lucent’s Purchase Orders issued pursuant to this PA and all provisions on Subcontractor’s forms shall be deemed deleted.

Accepted on                  20

ALCATEL-LUCENT USA INC.	GOODMAN NETWORKS INC.

By:	By:
Name (Print):	Name (Print):
Title:	Title:

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 52 of 110

Exhibit A

Statement of Work

Introduction

This Statement of Work (SOW) describes the deliverables, respective responsibilities and other conditions applicable to the delivery of xxx services. This SOW is attached to the Project Agreement (PA), which is governed by the terms of Master Services Agreement (MSA) Number XXX between Subcontractor and Alcatel-Lucent. In the event of a conflict between the terms of the MSA or the PA and this SOW, the terms of this SOW shall prevail with respect to the subject matter contained herein. Subcontractor’s performance of the services described below is subject to the assumptions, exclusions and other conditions identified in this document.

It is the responsibility of the Subcontractor to provide a solution that will meet or exceed the requirements outlined in this document. Any tasks, operations, processes, or responsibilities not specifically described in this SOW that are, by their very nature, reasonably required for the proper performance and provision of the Services shall be deemed to be implied by and included within the scope of the Services to the same extent and in the same manner as if specifically described in SOW.

The Services described in this SOW will be performed by Subcontractor for Alcatel-Lucent. The terms of the SOW are confidential and proprietary to Alcatel-Lucent, are subject to the provisions of Section 14.3 of the Agreement, and should not be disclosed by Subcontractor to any third party, including the End User Customer.

Services Description

Provide a detailed description of the services to be delivered by the Subcontractor (not individuals).

Requirements

Alcatel-Lucent Responsibilities

[Examples of information to be provided in this section: whether ALU will provide equipment (i.e. PC, testing tools, phones), inputs to be provided by ALU (i.e. a report, access to ALU systems or labs), travel pre-approval, policy, building access, etc.]

Supplier Responsibilities

[Examples of information to be provided: activities expected from the Subcontractor , hours of the day the service must be provided in, reviews/meetings that will be required, change management, travel, reporting and communication requirements]

Service Deliverables

[List the deliverables expected from the Subcontractor. Deliverables should be specific and measurable. Include any subtasks required to complete the deliverables. Include required completion dates or intervals for deliverables, or how this information will be provided once available.]

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 53 of 110

Deliverable Acceptance

[Clearly describe how each deliverable will be deemed complete and who will validate completion (End User Customer signoff, Alcatel-Lucent responsible manager approval).]

Service Level Agreements, Key Performance Indicators and Liquidated Damages

Service Level Agreements, Key Performance Indicators and Liquidated Damages are set forth in Exhibit C of the PA.

Assumptions

[State any assumptions related to delivery of the described services. Examples: services delivery location, use of proprietary tools.]

Projected Schedules

Delivery of Services will begin on a mutually agreed date after acceptance of Alcatel-Lucent’s Service Order or Discrete Purchase Order. Projected schedules are subject to change by Alcatel-Lucent based on End User Customer request or other relevant factors.

[Insert projected schedule(s) for Services.]

Estimated Volume

Estimated volumes are subject to change due to End User Customer or Alcatel-Lucent factors. Any estimates provided by Alcatel-Lucent are for planning purposes only and do not represent a commitment or guarantee.

[Document estimated volume in terms of the quantity of specific Services or deliverables expected to be required.]

Pricing

Pricing for Services and/or deliverables is outlined in Exhibit B of the PA.

[Describe invoicing process including triggers and frequency.]

General Terms

Unless otherwise stated in previous sections of this SOW, the following terms apply to all Services.

•	Subcontractor is responsible for delivering the Services and for managing and directing the daily activities of its Personnel.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 54 of 110

•

Subcontractor reserves the right to determine which personnel to assign to perform Services. Subcontractor Personnel shall at all times be subject to the employment conditions of Subcontractor and not those of Alcatel-Lucent. If Subcontractor personnel are present on Alcatel-Lucent’s or End-Customer’s premises, those Subcontractor personnel shall respect Alcatel-Lucent’s or End Customer’s on-site conditions.

•	Unless otherwise required by Alcatel-Lucent, Subcontractor may use its proprietary tools and software for providing the Services.
•

Subcontractor and Alcatel-Lucent acknowledge that not every specific task, function, or other service has been, or could be, specifically identified. Accordingly, the Parties agree that the scope of the Services includes the performance of such other Services that are consistent with, and reasonably inferable to be within the scope described.

•

Subcontractor agrees to provide its expertise, Personnel, and the professional, technical and project management services required by this SOW or as otherwise necessary and appropriate to carry out the purpose and intent of this SOW.

•

In the case of any Subcontractor-initiated replacement of Subcontractor Personnel, Subcontractor will use commercially reasonable efforts to provide overlapping Services, with replaced Subcontractor Personnel, at no additional cost to Alcatel-Lucent, to ensure continuity and prevent duplication of efforts.

•

Subcontractor will replace any Subcontractor Personnel that Alcatel-Lucent requests to have replaced under Section 15.1 of the Agreement. Any replacement Personnel will possess experience, qualifications, and credentials necessary to perform the functions identified in this SOW. If Alcatel-Lucent requests removal of a Subcontractor Personnel individual, Subcontractor will use its commercially reasonable efforts to replace that individual within xx business days of the request. Alcatel-Lucent is not obligated to pay for any costs associated with replacement of Subcontractor Personnel, including transportation or per diem costs.

•	Subcontractor will be expected to comply with Alcatel-Lucent’s standard background check policy, which includes drug testing and, if applicable, End User Customer’s background check policy.
•

Subcontractor shall not assign any former Alcatel-Lucent employee to this Project unless there has been at least a six (6) months since the termination or resignation of such Former Employee’s employment at Alcatel-Lucent.

Change Management

The pricing in this SOW is based on the deliverables specifically defined herein. Requests for additional deliverables require a new quotation and mutual agreement of the Parties. Changes should be documented in writing via Change Order in accordance with the change management process set forth in the Agreement to confirm the schedule impact and Subcontractor’s authorization to perform and bill for such work activities.

Exhibit B

Pricing

[Clearly define the price to be paid in $US for each completed and accepted deliverable or Service.]

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 55 of 110

VOLUME DISCOUNTS

As used in this section, “ALU Quarterly Spend” means the total amount Alcatel-Lucent spends with Subcontractor in a given calendar quarter under this Project Agreement, as measured by undisputed Subcontractor invoices and reflecting applicable volume discounts as set forth below. The invoice date will determine the quarter to which Alcatel-Lucent expenditures apply.

Calculation and Application of Volume Discount

Beginning in the third quarter following the Effective Date of this Project Agreement, ALU Quarterly Spend will be calculated to determine if Alcatel-Lucent is eligible for volume discounts. If the amount of the ALU Quarterly Spend for two consecutive calendar quarters is within any of the ranges described in Column 1 of Table 1 (below), Alcatel-Lucent shall be entitled to a discount in the amount shown in Column 2 that corresponds to the spend range met in Column 1. Subcontractor shall apply the volume discount for which Alcatel-Lucent is eligible to all Subcontractor invoices for Services performed in the current calendar quarter under this Project Agreement.

TABLE 1
COLUMN 1	COLUMN 2
ALU Quarterly Spend in 2 Consecutive Quarters	Volume Discount
TBD*	TBD*

* Parties to negotiate volume spend thresholds and corresponding discounts in each Project Agreement

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 56 of 110

Exhibit C

Service Levels, Key Performance Indicators and Liquidated Damages

SLA.	Provide the following for each SLA:

a clear definition

a clear standard that the Subcontractor must meet

frequency of reporting

responsibility for measurement and reporting

KPI.	Provide the following for each KPI:

a clear definition

a clear standard that the Subcontractor must meet

frequency of reporting

responsibility for measurement and reporting

LDs.	Provide the following:

Which SLAs or KPIs have LDs associated with them.

Clear description of the LD amount ($US, % fee reduction)

ALU final decision on assessment of LDs.

Consequence for repeated misses

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 57 of 110

Exhibit D

Materials and Intellectual Property

MATERIALS

Alcatel-Lucent Materials

Subcontractor Materials

INTELLECTUAL PROPERTY

The following are subject to Sections 14.1.6 of the Agreement:

Alcatel-Lucent Intellectual Property

Subcontractor Intellectual Property

The following are subject to Sections 14.1.7 of the Agreement:

Third-Party Intellectual Property

The following are subject to Sections 14.4 of the Agreement:

Alcatel-Lucent Systems

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 58 of 110

ATTACHMENT B: TRAVEL AND LIVING GUIDELINES

TRAVEL AND LIVING GUIDELINES FOR SERVICE PROVIDERS, SELLERS, CONTRACTORS, SUBCONTRACTORS, SUPPLIERS AND CONSULTANTS (“SUBCONTRACTOR”) PERFORMING WORK FOR ALCATEL-LUCENT

Preamble

Travel and living expenses submitted must be strictly related to the performance of the Services or Work. Teleconferencing or other telecommunication means should be used instead of travel whenever possible.

Unless otherwise specified in writing by Alcatel-Lucent, such expenses are subject to the rules defined in this Attachment. All expenses should be pre-agreed with Alcatel-Lucent and invoiced against receipts otherwise travel and living costs are borne by the Subcontractor.

1.TRAVEL TIME

Travel should occur on Subcontractor’s own time, and Alcatel-Lucent shall not be billed an hourly rate or other fee for such time unless authorized by Alcatel-Lucent Representative prior to the trip.

2.BOOKING CHANNELS

The Subcontractor shall be solely responsible for managing the travel requirements of its employees. In some cases, it might be possible to take advantage of the terms & conditions negotiated with the travel suppliers by Alcatel-Lucent for its own employees and to use the same booking channels. Contact Alcatel-Lucent for details (possibilities in USA and Europe).

3.ADVANCE BOOKING

Each time possible and compatible with the performance of the Services or Work, travel bookings shall be made at least 15 days prior to the departure date.

4.TRAVEL MODIFICATION/CANCELLATION AFTER THE INITIAL BOOKING

Any change affecting the purpose, the date, the itinerary or the cost of a trip shall be submitted to Alcatel-Lucent for approval.

5.SPECIFIC RULES

(i)Air Travel

Unless otherwise agreed, all air trips shall be in Economy Class, selecting in priority restricted or semi-restricted fares each time possible and compatible with the performance of the Services or Work.

(ii)Rail Travel

Unless otherwise agreed, all rail trips shall be in Economy Class, selecting in priority restricted or semi-restricted fares each time possible and compatible with the performance of the Services or Work.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 59 of 110

(iii)Hotel bookings

Subcontractor shall select accommodation compatible with the Performance of the Services or Work. Mid-range hotels shall be privileged, in the limits of the City or Country room caps defined by Alcatel-Lucent for its own employees. Contact Alcatel-Lucent for details.

Extended stay properties offer lower rates than traditional hotels and are strongly recommended for any trip that exceeds seven (7) days each time possible.

Requests for suites, club level rooms or other similar high-priced lodging are prohibited.

(iv)Short term car rental

Compact or sub-compact cars are authorized for individuals or groups of two, intermediate cars are authorized for three or more. Larger or specialized vehicles such as vans or mini-buses must be approved in advance by Alcatel-Lucent Representative. Rental cars must be refueled before returning.

(v)Other ground transportation

Hotel courtesy vans, taxicabs, airport limousines and other inexpensive modes of transportation should be used whenever appropriate.

(vi)Personal car

Reimbursement is based on a rate per mile/kilometer. Tolls and Parking fees are reimbursable.

(vii)Meals

Only mid-range restaurants are authorized. Any charge above the reasonably-normal cost shall be subject to pre-approval by Alcatel-Lucent’s representative.

If a meal charge is for several people, it is required to list the details of all individuals involved.

(viii)Telecommunication expenses

When traveling on Alcatel-Lucent business, Subcontractor should use personal or Subcontractor’s company calling card for all toll calls to minimize extra surcharges by hotels. Alcatel-Lucent shall not reimburse Subcontractor for any calls which are unrelated to the performance of the Work. Subcontractor shall reimburse Alcatel-Lucent for calls made from Alcatel-Lucent work stations by Subcontractor’s employees which are unrelated to the performance of the Work for Alcatel-Lucent.

6.LIST OF DISALLOWED & NON-REIMBURSABLE ITEMS

•	Unauthorized trips, entertainment, gifts or donations.
•	In-Flight/In-Room Movies and/or Headsets
•	Cable or Satellite TV Service
•	Theater or personal amusements

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 60 of 110

•	Mini bar or refreshments not associated with a business meal or conference
•	Use of facilities such as gym, sauna, steam bath, etc.
•	Meals after flight lands at home destination unless due to a significant delay of the flight
•	Clothing/Toiletries/ Personal Care Items.
•	Laundry and valet services unless trip exceeds 5 business days or emergency situation
•	Shoe Shines
•	Membership fees for Airline clubs
•	Personal credit card membership dues.
•	Credit Card Late Fees/Finance Charges (Personal or Corporate Card)
•	Personal reading materials or services.
•	Airline stopover charges (lodging, etc.) when made for personal convenience.
•	Telephone calls that are personal in nature
•	Fines for Traffic & Parking Violations
•	Car Wash (except company fleet)

7.REIMBURSEMENTS

All travel and living expenses agreed by Alcatel-Lucent shall be reimbursed at actual cost, against presentation of receipts.

Note: The above guidelines attempt but do not guarantee to address all possible issues concerning travel and living for Subcontractors performing Work for Alcatel-Lucent. For any issues not covered, contact Alcatel-Lucent.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 61 of 110

ATTACHMENT C: EICC CODE OF CONDUCT

EICC Code of Conduct v4.0 1 Version 4.0 (2012)

ELECTRONIC INDUSTRY CITIZENSHIP COALITION® CODE OF CONDUCT

The Electronic Industry Citizenship Coalition® (EICC®) Code of Conduct establishes standards to ensure that working conditions in the electronics industry supply chain are safe, that workers are treated with respect and dignity, and that business operations are environmentally responsible and conducted ethically.

Considered as part of the electronics industry for purposes of this Code are all organizations that may design, market, manufacture or provide goods and services that are used to produce electronic goods. The Code may be voluntarily adopted by any business in the electronics sector and subsequently applied by that business to its supply chain and subcontractors, including providers of contract labor.

To adopt the Code and become a participant (“Participant”), a business shall declare its support for the Code and actively pursue conformance to the Code and its standards in accordance with a management system as herein.

Participants must regard the Code as a total supply chain initiative. At a minimum, Participants shall also require its next tier suppliers to acknowledge and implement the Code.

Fundamental to adopting the Code is the understanding that a business, in all of its activities, must operate in full compliance with the laws, rules and regulations of the countries in which it operates.1 The Code encourages Participants to go beyond legal compliance, drawing upon internationally recognized standards, in order to advance social and environmental responsibility and business ethics.

The EICC is committed to obtaining regular input from stakeholders in the continued development and implementation of the Code of Conduct.

The Code is made up of five sections. Sections A, B, and C outline standards for Labor, Health and Safety, and the Environment, respectively. Section D adds standards relating to business ethics; Section E outlines the elements of an acceptable system to manage conformity to this Code.

1	The Code is not intended to create new and additional third party rights, including for workers.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 62 of 110

A. LABOR

Participants are committed to uphold the human rights of workers, and to treat them with dignity and respect as understood by the international community. This applies to all workers including temporary, migrant, student, contract, direct employees, and any other type of worker. The recognized standards, as set out in the annex, were used as references in preparing the Code and may be a useful source of additional information.

The labor standards are:

1) Freely Chosen Employment

Forced, bonded (including debt bondage) or indentured labor, involuntary prison labor, slavery or trafficking of persons shall not to be used. This includes transporting, harboring, recruiting, transferring or receiving vulnerable persons by means of threat, force, coercion, abduction or fraud for the purpose of exploitation. All work must be voluntary and workers shall be free to leave work at any time or terminate their employment. Workers must not be required to surrender any government-issued identification, passports, or work permits as a condition of employment. Excessive fees are unacceptable and all fees charged to workers must be disclosed.

2) Child Labor Avoidance

Child labor is not to be used in any stage of manufacturing. The term “child” refers to any person under the age of 15 (or 14 where the law of the country permits), or under the age for completing compulsory education, or under the minimum age for employment in the country, whichever is greatest. The use of legitimate workplace apprenticeship programs, which comply with all laws and regulations, is supported. Workers under the age of 18 shall not perform work that is likely to jeopardize the health or safety of young workers.

3) Working Hours

Studies of business practices clearly link worker strain to reduced productivity, increased turnover and increased injury and illness. Workweeks are not to exceed the maximum set by local law. Further, a workweek should not be more than 60 hours per week, including overtime, except in emergency or unusual situations. Workers shall be allowed at least one day off per seven-day week.

4) Wages and Benefits

Compensation paid to workers shall comply with all applicable wage laws, including those relating to minimum wages, overtime hours and legally mandated benefits. In compliance with local laws, workers shall be compensated for overtime at pay rates greater than regular hourly rates. Deductions from wages as a disciplinary measure shall not be permitted. The basis on which workers are being paid is to be provided in a timely manner via pay stub or similar documentation.

5) Humane Treatment

There is to be no harsh and inhumane treatment including any sexual harassment, sexual abuse, corporal punishment, mental or physical coercion or verbal abuse of workers; nor is there to be the threat of any such treatment. Disciplinary policies and procedures in support of these requirements shall be clearly defined and communicated to workers.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 63 of 110

6) Non-Discrimination

Participants should be committed to a workforce free of harassment and unlawful discrimination. Companies shall not engage in discrimination based on race, color, age, gender, sexual orientation, ethnicity, disability, pregnancy, religion, political affiliation, union membership or marital status in hiring and employment practices such as promotions, rewards, and access to training. In addition, workers or potential workers should not be subjected to medical tests that could be used in a discriminatory way.

7) Freedom of Association

Open communication and direct engagement between workers and management are the most effective ways to resolve workplace and compensation issues. The rights of workers to associate freely, join or not join labor unions, seek representation, and join workers’ councils in accordance with local laws shall be respected. Workers shall be able to openly communicate and share grievances with management regarding working conditions and management practices without fear of reprisal, intimidation or harassment.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 64 of 110

B. HEALTH and SAFETY

Participants recognize that in addition to minimizing the incidence of work-related injury and illness, a safe and healthy work environment enhances the quality of products and services, consistency of production and worker retention and morale. Participants also recognize that ongoing worker input and education is essential to identifying and solving health and safety issues in the workplace.

Recognized management systems such as OHSAS 18001 and ILO Guidelines on Occupational Safety and Health were used as references in preparing the Code and may be a useful source of additional information.

The health and safety standards are:

1) Occupational Safety

Worker exposure to potential safety hazards (e.g., electrical and other energy sources, fire, vehicles, and fall hazards) are to be controlled through proper design, engineering and administrative controls, preventative maintenance and safe work procedures (including lockout/tagout), and ongoing safety training. Where hazards cannot be adequately controlled by these means, workers are to be provided with appropriate, well-maintained, personal protective equipment. Workers shall not be disciplined for raising safety concerns.

2) Emergency Preparedness

Potential emergency situations and events are to be identified and assessed, and their impact minimized by implementing emergency plans and response procedures including: emergency reporting, employee notification and evacuation procedures, worker training and drills, appropriate fire detection and suppression equipment, adequate exit facilities and recovery plans.

3) Occupational Injury and Illness

Procedures and systems are to be in place to prevent, manage, track and report occupational injury and illness including provisions to: encourage worker reporting; classify and record injury and illness cases; provide necessary medical treatment; investigate cases and implement corrective actions to eliminate their causes; and facilitate return of workers to work.

4) Industrial Hygiene

Worker exposure to chemical, biological and physical agents is to be identified, evaluated, and controlled. Engineering or administrative controls must be used to control overexposures. When hazards cannot be adequately controlled by such means, worker health is to be protected by appropriate personal protective equipment programs.

5) Physically Demanding Work

Worker exposure to the hazards of physically demanding tasks, including manual material handling and heavy or repetitive lifting, prolonged standing and highly repetitive or forceful assembly tasks is to be identified, evaluated and controlled.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 65 of 110

6) Machine Safeguarding

Production and other machinery shall be evaluated for safety hazards. Physical guards, interlocks and barriers are to be provided and properly maintained where machinery presents an injury hazard to workers.

7) Sanitation, Food, and Housing

Workers are to be provided with ready access to clean toilet facilities, potable water and sanitary food preparation, storage, and eating facilities. Worker dormitories provided by the Participant or a labor agent are to be maintained to be clean and safe, and provided with appropriate emergency egress, hot water for bathing and showering, adequate heat and ventilation, and reasonable personal space along with reasonable entry and exit privileges.

C. ENVIRONMENTAL

Participants recognize that environmental responsibility is integral to producing world class products. In manufacturing operations, adverse effects on the community, environment and natural resources are to be minimized while safeguarding the health and safety of the public.

Recognized management systems such as ISO 14001 and the Eco Management and Audit System (EMAS) were used as references in preparing the Code and may be a useful source of additional information.

The environmental standards are:

1) Environmental Permits and Reporting

All required environmental permits (e.g. discharge monitoring), approvals and registrations are to be obtained, maintained and kept current and their operational and reporting requirements are to be followed.

2) Pollution Prevention and Resource Reduction

Waste of all types, including water and energy, are to be reduced or eliminated at the source or by practices such as modifying production, maintenance and facility processes, materials substitution, conservation, recycling and re-using materials.

3) Hazardous Substances

Chemicals and other materials posing a hazard if released to the environment are to be identified and managed to ensure their safe handling, movement, storage, use, recycling or reuse and disposal.

4) Wastewater and Solid Waste

Wastewater and solid waste generated from operations, industrial processes and sanitation facilities are to be characterized, monitored, controlled and treated as required prior to discharge or disposal.

5) Air Emissions

Air emissions of volatile organic chemicals, aerosols, corrosives, particulates, ozone depleting chemicals and combustion by-products generated from operations are to be characterized, monitored, controlled and treated as required prior to discharge.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 66 of 110

6) Product Content Restrictions

Participants are to adhere to all applicable laws, regulations and customer requirements regarding prohibition or restriction of specific substances, including labeling for recycling and disposal.

D. ETHICS

To meet social responsibilities and to achieve success in the marketplace, Participants and their agents are to uphold the highest standards of ethics including:

1) Business Integrity

The highest standards of integrity are to be upheld in all business interactions. Participants shall have a zero tolerance policy to prohibit any and all forms of bribery, corruption, extortion and embezzlement (covering promising, offering, giving or accepting any bribes). All business dealings should be transparently performed and accurately reflected on Participant’s business books and records. Monitoring and enforcement procedures shall be implemented to ensure compliance with anti-corruption laws.

2) No Improper Advantage

Bribes or other means of obtaining undue or improper advantage are not to be offered or accepted.

3) Disclosure of Information

Information regarding business activities, structure, financial situation and performance is to be disclosed in accordance with applicable regulations and prevailing industry practices. Falsification of records or misrepresentation of conditions or practices in the supply chain are unacceptable.

4) Intellectual Property

Intellectual property rights are to be respected; transfer of technology and know-how is to be done in a manner that protects intellectual property rights.

5) Fair Business, Advertising and Competition

Standards of fair business, advertising and competition are to be upheld. Appropriate means to safeguard customer information must be available.

6) Protection of Identity

Programs that ensure the confidentiality and protection of supplier and employee whistleblower2 are to be maintained.

7) Responsible Sourcing of Minerals

Participants shall have a policy to reasonably assure that the tantalum, tin, tungsten and gold in the products they manufacture does not directly or indirectly finance or benefit armed groups that are perpetrators of serious human rights abuses in the Democratic Republic of the Congo or an adjoining country. Participants shall exercise due diligence on the source and chain of custody of these minerals and make their due diligence measures available to customers upon customer request.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 67 of 110

8) Privacy

Participants are to commit to protecting the reasonable privacy expectations of personal information of everyone they do business with, including suppliers, customers, consumers and employees. Participants are to comply with privacy and information security laws and regulatory requirements when personal information is collected, stored, processed, transmitted, and shared.

9) Non-Retaliation

Participants should have a communicated process for their personnel to be able to raise any concerns without fear of retaliation.

2	Whistleblower definition: Any person who makes a disclosure about improper conduct by an employee or officer of a company, or by a public official or official body.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 68 of 110

E. MANAGEMENT SYSTEM

Participants shall adopt or establish a management system whose scope is related to the content of this Code. The management system shall be designed to ensure: (a) compliance with applicable laws, regulations and customer requirements related to the participant’s operations and products; (b) conformance with this Code; and (c) identification and mitigation of operational risks related to this Code. It should also facilitate continual improvement.

The management system should contain the following elements:

1) Company Commitment

A corporate social and environmental responsibility policy statements affirming Participant’s commitment to compliance and continual improvement, endorsed by executive management.

2) Management Accountability and Responsibility

The Participant clearly identifies company representative[s] responsible for ensuring implementation of the management systems and associated programs. Senior management reviews the status of the management system on a regular basis.

3) Legal and Customer Requirements

A process to identify, monitor and understand applicable laws, regulations and customer requirements, including the requirements of this Code.

4) Risk Assessment and Risk Management

A process to identify the environmental, health and safety3 and labor practice and ethics risks associated with Participant’s operations. Determination of the relative significance for each risk and implementation of appropriate procedural and physical controls to control the identified risks and ensure regulatory compliance.

5) Improvement Objectives

Written performance objectives, targets and implementation plans to improve the Participant’s social and environmental performance, including a periodic assessment of Participant’s performance in achieving those objectives.

6) Training

Programs for training managers and workers to implement Participant’s policies, procedures and improvement objectives and to meet applicable legal and regulatory requirements.

7) Communication

A process for communicating clear and accurate information about Participant’s policies, practices, expectations and performance to workers, suppliers and customers.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 69 of 110

8) Worker Feedback and Participation

Ongoing processes to assess employees’ understanding of and obtain feedback on practices and conditions covered by this Code and to foster continuous improvement.

9) Audits and Assessments

Periodic self-evaluations to ensure conformity to legal and regulatory requirements, the content of the Code and customer contractual requirements related to social and environmental responsibility.

10) Corrective Action Process

A process for timely correction of deficiencies identified by internal or external assessments, inspections, investigations and reviews.

11) Documentation and Records

Creation and maintenance of documents and records to ensure regulatory compliance and conformity to company requirements along with appropriate confidentiality to protect privacy.

12) Supplier Responsibility

A process to communicate Code requirements to suppliers and to monitor supplier compliance to the Code.

3

Areas to be included in a risk assessment for environmental health and safety are production areas, warehouse and storage facilities, plant/facilities support equipment, laboratories and test areas, sanitation facilities (bathrooms), kitchen/cafeteria and worker housing/dormitories.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 70 of 110

 REFERENCES

The following standards were used in preparing this Code and may be a useful source of additional information. The following standards may or may not be endorsed by each Participant.

Dodd-Frank Wall Street Reform and Consumer Protection Act http://www.sec.gov/about/laws/wallstreetreform-cpa.pdf

Eco Management & Audit System www.quality.co.uk/emas.htm

Ethical Trading Initiative www.ethicaltrade.org/

ILO Code of Practice in Safety and Health www.ilo.org/public/english/protection/safework/cops/english/download/e000013.pdf

ILO International Labor Standards www.ilo.org/public/english/standards/norm/whatare/fundam/index.htm

ISO 14001 www.iso.org

National Fire Protection Agency www.nfpa.org/catalog/home/AboutNFPA/index.asp

OECD Due Diligence Guidance http://www.oecd.org/document/36/0,3746,en_2649_34889_44307940_1_1_1_1,00.html

OECD Guidelines for Multinational Enterprises www.oecd.org

OHSAS 18001 www.bsi-global.com/index.xalter

Universal Declaration of Human Rights www.un.org/Overview/rights.html

United Nations Convention Against Corruption www.unodc.org/unodc/en/crime_convention_corruption.html

United Nations Global Compact www.unglobalcompact.org

SA 8000 www.cepaa.org/

SAI www.sa-intl.org

DOCUMENT HISTORY

Version 1.0 - Released October 2004.

Version 1.1 - Released May 2005. Converted document to EICC format, minor page layout revisions; no content changes.

Version 2.0 - Released October 2005 with revisions to multiple provisions.

Version 3.0 – Released June 2009 with revisions to multiple provisions.

Version 4.0 – Released April 2012 with revisions to multiple provisions.

☐☐☐☐☐☐

The EICC Code of Conduct was initially developed by a number of companies engaged in the manufacture of electronics products between June and October 2004. Companies are invited and encouraged to adopt this Code. You may obtain additional information from www.eicc.info.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

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ATTACHMENT D: ALCATEL-LUCENT SUPPLIER EH&S MANUAL

Document Summary
Document Title: Alcatel-Lucent Subcontractor EHS Manual
Edition: 4.0 Effective Date: November 8th 2013 Document Owner: Barry Dambach
Document Author(s)/Editor(s): Shashi Kini
Document Approver(s): Richard Quick, Ong Wee Liang, Robert Nolan, Carlos Ortiz, Alexis Mendoza PDC Representatives Ronald Vodicka, Pierre-Louis Frouein, Jean-Christophe Verdier
Distribution and approvals are maintained in the Document Control System.
Disclaimers It is the responsibility of the user of this document to verify that it is the most current edition. Any document printed from the Document Control System is an uncontrolled copy.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

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Document Change History

Edition Number	Reason and Description of Change	Affected Pages	Effective Date
1.0	New	All	18 December 2007
2.0

Updated Document Title, Owner, Author and Approvers on Title page, Updated Purpose and scope to expand the manual beyond the Services BG as detailed in the scope. Added definition of Touch potential and modified definition of Electronic scrap. Verbiage modifications overall in sections 4 and 5 and added section 5.15 on Motor Vehicle Safety. Revised Appendix 1 with contact Regional contact information

		All	14 December 2010
3.0

Added a paragraph on “zero tolerance” in the Purpose section. Replaced word Alcatel Lucent with Alcatel-Lucent throughout the document. Revised definition of Authorized list and Subcontractor. Added definition for critical lift, receive only antenna, stand-off distances. Additions – 4.4 c; 5.5 last statement in first paragraph; 5.6 c; 5.8 b; 5.11 b i; 5.17 a. vii and d. v; Added new section on Crane Operation Requirements (5.9) and Elevated Work Restrictions (5.12).

		All	12 December 2012
4.0

Added Zero Tolerance Principles in Section 1 Purpose; added definitions on Lost and No lost workday, Near miss accidents and Supplier Personnel; modified section Site Inspections/Corrective Actions (4.6 b); modified section Excavation and Trenching (5.10); added first aid and CPR requirement to Section 5.11 (vi); added Section 5.18 – Lightning Safety; Updated CALA Representative to Martha Montes in Section 7.

		All	8 November 2013

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

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Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

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1. Purpose

The subcontractor (defined below) shall meet these Environment, Health and Safety (“EHS”) requirements when conducting work under contract to or on behalf of any entities related to or affiliated with Alcatel-Lucent (“Alcatel-Lucent Entity”). These requirements do not supersede any other requirements, such as those described in applicable contracts between Alcatel-Lucent and the supplier or in the applicable national or local law and/or regulation, but are intended to enhance and complement them.

As part of the EHS Policy, and overall EHS Management System, Alcatel-Lucent requires that its Subcontractors:

➢	Comply with all applicable EHS laws, regulations, and industry standards; and
➢

Comply with all EHS requirements contained in the contract with the applicable Alcatel-Lucent Entity and this manual. In the event of a conflict between the terms and conditions of any such contract and this document, the terms and conditions of such contract shall prevail.

Subcontractors are responsible for the health and safety of their employees and its subcontractors, and for the safe and environmentally acceptable performance of their work. Nothing in this document is intended to alter that responsibility in any way, or to shift that responsibility, in whole or in part, to Alcatel-Lucent or its subsidiaries, or their respective customers.

This manual sets out Alcatel-Lucent’s EHS expectations of all subcontractors of Alcatel-Lucent Entities as defined in the scope and provides guidance in how these expectations can be met. All EHS documentation associated with the requirements of any work to be performed by a Subcontractor must be provided to the applicable Alcatel-Lucent Entity upon request.

Alcatel-Lucent has implemented a “zero tolerance” approach with respect to safety while performing work for us. All subcontractors and their subsequent tiers are required to strictly observe legal safety requirements, any Alcatel-Lucent EHS requirements, and any mandated safety requirements of the end customer, without exception. This requirement extends to all levels of subcontracting done by the subcontractor and its subsequent tiers. Circumventing safety procedures and not utilizing safety equipment or personal protective equipment will not be tolerated. The consequences for subcontractors and their employees that fail to observe safety requirements will be disciplinary in nature up to and including dismissal / termination. A breach of safety requirements will be deemed to be a breach of contract with Alcatel-Lucent.

Subcontractors shall ensure that EHS risks and hazards are properly assessed, appropriate controls put in place, and only competent, experienced and, if required, appropriately certified employees may perform certain specified activities [1].

The following 7 zero tolerance principles highlight the highest risk activities identified for the Telecommunications sector and for ALU Operations (driving, working at heights, and working in the proximity of electrical power).

•	Always use personal protective equipment and fall arrest systems (Always wear approved harnesses/restraints when working at heights, attaching these devices 100% of the time.) [5.11,a];
•	Never work on or in the vicinity of energized equipment unless qualified [5.7, d];
•	Always have a lift plan when using cranes and hoists [5.9,e,i];
•	Never exceed speed limits or travel at speeds which are dangerous for the type of road, vehicle, or conditions [5.17,a,ii];
•	Always wear seat belts when travelling in, or operating, motor vehicles [5.17,a,iv];
•	Never use a hand held phone or text while driving [5.17,a,iv]; and

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

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•	Never work under the influence of alcohol or drugs [5.17, b,iii].

Subcontractor’s failure to comply with any clauses of this EHS manual including the above listed “ 7 Zero Tolerance Principles” and to require its subcontractors to do so will constitute a material breach of Agreement. Alcatel-Lucent shall have the right to audit Subcontractor’s compliance with this section. Upon Alcatel-Lucent’s request, Subcontractor shall certify, in writing to Alcatel-Lucent, Subcontractor’s commitment to and compliance with this section and the Alcatel-Lucent “Zero Tolerance Principles”.

2. Scope

The requirements outlined in this document apply to subcontractors hired to perform services and can be used as a guidance document for the services including, but not limited to, construction activities, equipment installation or de-installation, maintenance or repair activities, or managed services for or on behalf of any Alcatel-Lucent Entity.

3. Definitions and Acronyms

The following definitions apply to this document:

Alcatel-Lucent Entity – Alcatel-Lucent or the Alcatel-Lucent Entity or Entities for which the Subcontractor is working.

Authorized – Those people permitted in a work area by any Alcatel-Lucent Entity or the Subcontractor because they are aware of the potential hazards and the precautions to be taken and possesses the needed certifications as per Regulatory, Customer and ALU Requirements (i.e. Electricians, Riggers, and Lift Truck Operators).

CAS – Chemical Abstract Service - The CAS REGISTRY is a database of chemical substance information in the world (view current numbers).

Chemical - Any solid, liquid, or gas that can be a hazard to employees or the environment under normal conditions of use or in emergencies, as well as any material specifically regulated by import or export regulations. Consumer products are not included under this definition.

Competent Person – An individual who, by way of training and experience, is knowledgeable of applicable standards, capable of identifying workplace hazards or environmental aspects relating to the specific operation, designated by the employer, and has the authority to take appropriate actions.

Confined Space - An area that has limited or restricted means of entry or exit, is large enough for a person to enter and perform work, and is not designed for continuous occupancy. Such area may have an atmosphere that contains potentially harmful levels of a contaminant, may not have a safe oxygen level, or may cause engulfment.

Critical Lift - A critical lift is a hoisting or lifting operation that has been determined to present an increased level of risk beyond normal lifting operations, such as:

•	The weight of the hoisted load approaches the crane’s maximum capacity (70% to 90%).
•	Two or more cranes simultaneously lift the same load.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

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•	Personnel are being hoisted.
•	Nonstandard or specially modified crane configurations are used.
•	The crane is located inside a building.
•	The lifting operation is within a boom length of power lines or over occupied areas such as buildings, sidewalks and roadways.
•	High winds or other adverse environmental conditions are present

Electronic Scrap - .Electrical scrap refers to electronic equipment which has been discarded, become obsolete, ceased to function, is no longer wanted by its owner or for any other reason has become available for recycling or disposal. Electronic equipment means equipment that is dependent on electric current or electromagnetic fields in order to work and typically contains one or more printed circuit boards. It includes all components, subassemblies and consumables which are part of the product at the time of discarding and is a concern since components of such equipment may contain toxic materials and are not biodegradable

Hazardous Energy - Includes, but is not limited to, electrical, chemical, electromagnetic, pneumatic, mechanical, thermal, hydraulic, spring activation, and gravitational that could cause injury if released inadvertently.

Hazardous Waste - Materials deemed hazardous waste in the country of origin or generation, or by international convention or treaty, which are being discarded, sent off site for recycle/recovery, treated, or stored. Hazardous waste requires special handling as prescribed, mandated, and/or regulated by the country in which the material is being generated and/or the country to which it is being shipped for final disposition.

Hot work - Any work involving burning, welding, torch cutting, grinding where sparks are produced, soldering, or brazing in construction, maintenance and fabrication.

Lost Workday Accidents - It is an occupational injury or illness resulting in lost workdays. Lost workdays is the number of working days lost due to an occupational injury or illness, with a minimum of one full day lost beyond the day of the occupational accident. (The day of the occupational accident is not counted as a lost workday).

No Lost Workday - No Lost Workday Incidents is one or more of the following:

•	Incidents which did not result in Lost Workday Accidents and for which first aid and/or medical treatment was administered.
•	Near Miss – It is an incident that does not result in any business interruption, fatality, occupational injury or illness but had the potential to do so.

Optical Fiber Communication Systems (OFCS) - Class 1 laser systems that can be embedded with higher classes of lasers. There is no access to the embedded laser because of protective housings; therefore it is an enclosed system. During installation, test and maintenance, OFCS are considered unenclosed systems.

Radio Frequency (RF) - The form of electromagnetic emissions that may present an environmental or health impact from radio technologies and, more specifically, mobile telephony.

Receive-only antenna - is one that receives, but does not transmit, electromagnetic energy

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

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Service - Any service provided to or on behalf of an Alcatel-Lucent Entity that includes, but is not limited to, construction activities, equipment installation or de-installation, repair and maintenance activities, or managed services.

Shall - A requirement for compliance that must be followed.

Should - A recommendation that is not required, but would help to improve EHS performance.

Safety Data Sheets - is an important component of product stewardship and Occupational safety and health. It is intended to provide workers and emergency personnel with procedures for handling or working with that substance in a safe manner, and includes information such as physical data (melting point, boiling point, flash point, etc.), toxicity, health effects, first aid, reactivity, storage, disposal, protective equipment, and spill-handling procedures. SDS formats can vary from source to source within a country depending on national requirements.

Stand-off distances - are distances that workers should maintain from potentially energized transmitting antennas to ensure that exposure to RF energy remains well below appropriate MPEs.

  Subcontractor – Subcontracting is where the expected deliverables / deadlines are under the full responsibility of the subcontractor and where Alcatel-Lucent has no consideration (FCT16). It is a third party from whom the Alcatel-Lucent Entity or Entities acquire services for internal use or resale to customers. The Subcontractor is sometimes referred to as a “contractor,” “supplier,” or “seller” when viewed from the perspective of an Alcatel-Lucent customer.

Supplier Personnel - Supplier Personnel includes, but is not limited to, Supplier’s direct, full time, part-time, temporary and contracted employees, consultants, subcontractors and any other third parties hired or used by Supplier to provide the services or perform the work at the Alcatel- Lucent assigned work sites (“Supplier Personnel”).

Tools - All tools, equipment, and materials (“Tools”) including Personal Protective Equipment (“PPE”).

Touch Potential - It is the voltage between the energized object and the feet of a person in contact with the object. It is equal to the difference in voltage between the object (which is at a distance of 0 feet) and a point some distance away.

4. Requirements for all Projects

4.1	General Requirements
a.

As noted above in Section 1, the requirements set forth in this manual are the minimum expectation of all Alcatel-Lucent Entities. No Alcatel-Lucent Entity may make representations, guarantees, or warranties that these requirements, by themselves, represent appropriate safety practices as may be reasonable and customary in the industry, nor shall any statements by any Alcatel-Lucent Entity’s employees or agents be interpreted as making any such representation, guarantee, or warranty. Subcontractor remains liable for the safe performance of the work and the Alcatel-Lucent Entity reserves all rights and does not waive any claims regarding the safe performance of the work.

b.	The Subcontractor shall take all reasonable actions to prevent personal injuries and environmental incidents associated with the work to be performed.
c.

The Subcontractor must designate an EHS representative who will be responsible for ensuring that EHS requirements are followed at all work sites including monitoring, inspection and supervision of next tier subcontractors. The Subcontractor may designate one of its subcontractors’ employees as the EHS Representative,

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

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but the Subcontractor will remain directly responsible for the EHS performance and compliance with this manual and all applicable laws and regulations. In short, compliance with this manual and all applicable laws and regulations, as well as any additional contractual obligations are non-delegable duties that must remain with the Subcontractor directly contracting with the Alcatel-Lucent Entity.

d.	Subcontractors shall hold a safety briefing (daily tool box safety meeting) covering the precautions to take for that day’s work.
e.	Safe access and egress to the work site must be maintained at all times.
4.2	Training and Qualifications
a.

The Subcontractor shall ensure that Subcontractor’s employees and the employees of Subcontractor’s subcontractors, if any, receive appropriate training and instructions and are both competent and able to perform the work in a safe and environmentally acceptable manner.

b.

Subcontractor shall provide acceptable proof of qualifications, safety training or certifications for all such employees to the applicable Alcatel-Lucent Entity upon request. For example – Certifications are required for Electricians, Riggers and Lift/Truck Operators.

4.3	Emergency Response
a.

The Subcontractor shall immediately respond to emergency situations involving Subcontractor’s personnel and those activities directly under the Subcontractor’s control (including the control of any of the Subcontractor’s subcontractors) commensurate to the event.

b.	On any Alcatel-Lucent Entity premises, the Subcontractor shall become familiar with and follow the appropriate local emergency response plan and notification procedures.
c.	On an Alcatel-Lucent customer’s premises, the Subcontractor shall become familiar with and follow the emergency response plan and notification procedures prescribed by such customer.
d.

In the absence of a customer emergency response plan, the Subcontractor shall develop and follow its own Emergency Response Plan, which plan shall include the appropriate on-site response to emergencies and the notification of the appropriate external authorities and emergency response personnel in a timely manner.

e.

The Emergency Response Plan shall address the actions to be taken by the Subcontractor’s personnel or subcontractors in response to fire, evacuations, accidents, injuries, work-induced illnesses and any other event that creates or could reasonably create an emergency situation.

4.4	Notification
a.

The Subcontractor shall make all legally required accident notifications including “lost workday” and “No Lost Workday” accidents to the appropriate authorities and Alcatel-Lucent EHS Representatives within the time limits prescribed by such authorities.

b.

The Subcontractor shall notify the applicable Alcatel-Lucent Entity representative as soon as reasonably possible after personal injuries, fatalities, environmental incidents, property damage or regulatory inspections, but only after the appropriate response actions, commensurate with the emergency, have been taken so that such notification does not, in any way, delay handling the emergency response time.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

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c.

The Subcontractor shall work with Alcatel-Lucent local teams as required to ensure a complete investigation including root cause analysis with appropriate corresponding corrective actions and a written report (acceptable in any format).

4.5	Pre-Job Risk Assessment
a.

Prior to commencing services, the Subcontractor shall conduct and document, with all involved parties, a pre-job risk assessment of the operations, facilities, and equipment applicable to the work to be performed.

b.

The Subcontractor must promptly notify the applicable Alcatel-Lucent Entity representative of any defect, unsafe, unhealthful, or environmentally unsound condition that prevents or may prevent the proper performance of the Subcontractor following the pre-job risk assessment.

4.6	Site Inspections/Corrective Actions
a.	The Subcontractor shall conduct and document periodic site inspections to identify and correct any observed or potentially unsafe or environmentally unacceptable conditions.
b.

Documented periodic site inspections must be made available to the applicable Alcatel-Lucent Entity or any of their representatives upon request. The Subcontractor shall promptly correct any observed or potentially hazardous conditions at the Subcontractor’s expense if the condition is of their making and notify Alcatel-Lucent if the condition was not caused by the Subcontractor.

5. Programs & Specific Requirements

5.1	Banned Substances

Subcontractor shall follow Alcatel-Lucent’s minimum requirements on Banned/Restricted Materials as applicable to work being performed (Reference: Alcatel-Lucent Banned Substances List). The following substances shall not be used at any Alcatel-Lucent location or customer premises.

a.	Hexavalent chromium-containing water treatment chemicals (CAS# 15930-94-6, and others).
b.	Lead containing paint (CAS# 7439-92-1, and others).
c.	Asbestos (CAS# 1332-21-4 and others) / asbestos-containing materials.
d.	Polychlorinated biphenyls (PCBs) (CAS# 1336-36-3, and others).
e.

Chlorofluorocarbons (CFCs) Note: CFCs may be used by individuals certified/licensed in accordance with applicable EHS laws and regulations as refrigerants for chillers or refrigeration systems that are original, integral components of existing facility equipment (e.g., cooling system refrigerant).

f.	Organo-Tin compounds.
g.	Polychlorinated terphenyls (PCTs) (CAS# 61788-33-8)
5.2	Chemical Management
a.	All chemicals used in the course of the work shall be included in the risk assessment.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

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b.	The Subcontractor is responsible for ensuring that all users are properly trained in the safe use and disposal of any hazardous material or chemical involved in or related to the project.
c.	Chemicals and other hazardous materials must be properly labeled with the name of the chemical or material and its environmental, safety, and/or health hazards.
d.	Appropriate personal protective equipment shall be used when handling chemicals, including, but not limited to, hazardous materials or chemicals.
e.	Chemicals and other hazardous materials shall be properly stored according to the manufacturer’s recommendations and any applicable law or regulation.
f.

Except for materials intended to be left as part of a project deliverable chemicals and other hazardous materials shall be removed from an Alcatel-Lucent Entity or customer premises upon completion of the work activities.

g.

Safety Data Sheets (“SDSs”) shall be readily available to the Alcatel-Lucent Entity and the individuals working on the site for any hazardous materials and chemicals as applicable and provided upon request.

5.3	Barricades, Signs, & Perimeter Guarding
a.

Signs and temporary guarding, such as cones, tape, and posting guards shall be used to warn individuals of potentially hazardous situations caused by or relating to the work being performed. Such work shall include, but not be limited to, excavation, trenching, electrical, building construction, tower erection or climbing, antenna installation, and cable work. All barricades shall be appropriate for the application, visible, legible, and able to withstand any adverse conditions present at the work site and comply with all applicable laws and regulations.

b.

If the work restricts traffic on a roadway, warnings such as signs, cones, flags, sign/traffic worker(s), or other means of communication as appropriate shall be provided. Proper precautions should be taken to communicate the restrictions and re-direct the traffic accordingly. The initial warning sign shall be located and maintained at least 300 meters, (1,000 feet), ahead of the work at all times. All applicable EHS work zone laws and regulations must be followed.

5.4	Confined Space Entry & Rescue
a.	The Subcontractor shall establish and maintain a Confined Space Entry & Rescue Program if required to enter confined spaces.
b.

All confined spaces encountered during the course of the work shall be evaluated for hazards before entry is allowed. Classification of the space shall be documented (e.g., entry permit required) and enforced.

c.

Atmospheric monitoring shall be performed to detect hazardous atmospheric conditions in confined spaces (such as manholes and vaults) prior to entry and such monitoring shall be documented. These spaces shall be properly ventilated prior to and during entry in accordance with applicable EHS laws and regulations. One person shall stand guard outside the confined space whenever another person enters it, and shall be appropriately trained and ready to implement emergency procedures without putting themselves at risk in order to help that person if necessary. During a confined space entry, a mechanical means to extract a worker from the space must be available and in use in the event an emergency situation arises.

d.	No entry shall be allowed into a confined space that has an atmosphere that is immediately dangerous to life or health.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

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5.5	Appropriate Dress & Personal Protective Equipment (“PPE”)

Subcontractor is responsible for ensuring that PPE identified during the pre-job risk assessment is available to and worn by employees who will perform the work. Employees shall be appropriately trained in the proper use, maintenance and storage of PPE.

a.	Subcontractor’s employees shall dress appropriately for the work being performed.
b.

Safety glasses must include attached side shields and shall be worn whenever there is a potential eye hazard from flying objects or when specified as a requirement at the site (whether under the contract or by law or regulation governing the work site).

c.	Appropriate footwear shall consist of, at a minimum, sturdy work boots or shoes. Note: Athletic shoes (e.g., sneakers) are not considered adequate work footwear.
d.	Steel-toe safety shoes may be required if identified in the risk assessment or if it is an onsite customer requirement.
e.

Hard hats shall be worn whenever there is a danger of being struck by falling objects, striking the head on a hard or sharp surface, or whenever it is an onsite customer requirement. Non-conductive hard hats shall be utilized when performing electrical work.

f.	Neckties, loose fitting clothing, chains, watchbands, rings, and earrings should not be worn when working near equipment with rotating parts.
g.	Metal jewelry should not be worn while working on “live” electrical equipment.
h.	Long hair should be appropriately restrained so it does not present a hazard from moving parts of equipment and machinery.
i.	Reflective vests shall be worn when working on or near public roads, railways, or highways and whenever high visibility is required.
5.6	Electrical Safety
a.

The Subcontractor shall develop and follow its own Electrical Safety procedures for ensuring that any requirements applicable to the type of job being done are addressed in accordance with applicable EHS laws and regulations (i.e. training, certificates/licenses/permits, etc).

b.	The Subcontractor’s procedures shall include steps for ensuring that equipment with hazardous energy is not inadvertently released while someone is working on it.
c.	Subcontractor shall provide evidence of the certification, either academic or issued by government or duly recognized institution as related to its electricians.
d.

Ground fault circuit interrupter (“GFCI”) [also known by the term, residual current circuit breaker or ELCB (earth leakage circuit breaker)] shall be used on all portable tools and equipment utilized on outdoor construction/installation sites or when requested by the customer. Low voltage tools or isolating transformers must be used if required by local regulations.

e.	Portable electrical hand tools shall be double-insulated or grounded.
f.	Extension cords shall not be damaged, taped, or repaired.
g.	The Subcontractor shall not place any materials such that they limit access to electrical panels (ie.~1 meter or 36 inches) on any Alcatel-Lucent Entity’s or any customer’s premises.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 82 of 110

h.	Electrically insulated tools, fire retardant clothing, or insulating matting may be required, depending on the job requirements and local regulations.
i.	Before commencing work, when possible, systems should be de-energized and appropriate lock-out/tag-out procedures followed.
5.7	Overhead Power Lines
a.

The Subcontractor’s and its subcontractors’ employees shall exercise extreme caution when working with aerial lift devices, cranes, and other equipment that is operating near overhead electrical lines.

b.

The Subcontractor’s EHS Representative shall be made aware of any site-specific hazards such as voltage of electrical utility overhead power lines, adverse weather conditions, vehicle and pedestrian traffic, etc. No changes to work plans shall be made without the prior approval of the Subcontractor’s EHS Representative.

c.	The work site shall be barricaded with appropriate signage and perimeter guarding in accordance with Section 5.3.
d.

A minimum distance of 4.5 meters or 15 feet from electrical utility overhead power lines and un-insulated, exposed and energized parts (e.g., transformers and capacitors) shall be maintained at all times.

e.	An appropriate safe distance defined by the electrical utility company must be maintained.
f.	If the minimum distance listed above cannot be maintained, the Subcontractor’s EHS Representative shall specify the appropriate procedures and precautions that may include:
1.

A pre-job meeting shall be held before each work shift to make sure all options to ensure safety are covered and that all personnel on the work site are informed as to the work safety plan and understand how to comply with it.

2.	The use of insulating gloves, blankets, or covers.
3.	An observer when equipment is within touch potential of exposed energized overhead lines.
g.

When the voltage of electrical utility overhead power lines (high voltage power line) is greater than 20,000 volts to ground, the electrical utility company shall be notified and requested to take appropriate protective measures. Any other necessary related actions as identified in the pre-job risk assessment must also be taken.

5.8	Safe Operations of Mechanical & Electrical Equipment
a.

The Subcontractor shall instruct and train its employees in the safe operating procedures and hazards of all mechanical and electrical equipment. Training must be documented and conducted in accordance with applicable EHS laws and regulations.

b.	Subcontractor shall provide evidence of the certification, either academic or issued by government or duly recognized institution as related to its Lift Truck Operators.
c.	All mechanical and electrical equipment shall be operated and maintained according to the manufacturer’s recommendations.
d.	All mechanical and electrical equipment shall be inspected before each use. The equipment shall not be used unless it is found to be free of defects that would affect its safe use.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 83 of 110

5.9	Crane Operation Requirements
a.

Crane operators must be trained and also licensed/certified in country, state and local jurisdictions where licensing/certification is required. Documentation of required training and licensing/certification shall be made available upon request.

b.	The crane operator shall inspect the crane, rigging and the area of the lift before commencing operation. Both daily and annual crane inspection documentation shall be made available upon request.
c.	Power lines
i.

Take precautions to maintain clearance distances from power lines as required by country, state and local standards. The crane operator shall identify the work zone by demarcating boundaries (such as with flags, or a device such as a range limit device or range control warning device) and not operate the equipment past those boundaries.

ii.

Equipment operations within minimum clearance distances of a power line are strictly prohibited except where the mobile crane supplier demonstrates that all country, state and local regulations are met.

d.	Communication
i.

A pre-lift meeting shall be held so all parties involved in the lift, including crane operator(s), riggers, signal persons, employees on personnel lift platforms and supervisors have a thorough understanding of how communication will take place. A single person should be designated to direct all operations during the lift.

ii.	A mobile crane supplier signal person shall be provided where:
o	The load travel or the area at load placement is not in full view of the operator.
o	When the equipment is traveling, the view in the direction of travel is obstructed.
o	Due to site specific safety concerns, either the operator or the person handling the load determines it is necessary.
o	Signal persons shall be trained and documentation of that training shall be made available upon request.
e.	Lift Plan
i.

A lift plan must be written and available for critical lifts. Lift plans shall include items necessary to address the special conditions of each lift. These items shall include but not be limited to: the total weight to be lifted, crane placement location, required crane configuration, sling and rigging selection, and diagrams of lifting area dimensions.

f.	Personal Lifting Systems utilizing either suspended or boom-attached personnel platforms shall comply with country, state and local requirements for Personnel Lifting Systems
i.

A trial lift with the unoccupied personnel lift platform loaded at least to the anticipated lift weight must be made from ground level, or any other location where employees will enter the platform, to each location at which the platform is to be hoisted and positioned.

ii.	Both daily and annual inspections of personnel lift platforms shall be made available upon request.
iii.	Prepare and document a Personnel Lift Plan as required by country, state and local requirements.
g.

The crane’s load chart must be available. The load chart specifies the rated (maximum) capacity of that machine for every permissible configuration as well as the machine’s operational limitations and conditions necessary for safe operation.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 84 of 110

h.	Loads are never to be hoisted or moved over workers within the crane’s swing radius.
i.	The area within the swing radius of the crane’s superstructure shall be barricaded.
5.10	Excavation and Trenching
a.

The Subcontractor shall identify any potential hazards, including, but not limited to, the location of existing underground utilities, and obtain all required approvals before beginning any excavation, trenching, or other digging operations. This requirement includes following all of the applicable national, state, and local laws, including, but not limited to, any notice requirements and securing the services of location services.

b.

In the absence of national, state, or local laws or industry standards, the following shall apply to all excavations or trenches greater than 1.5 meters (5 feet) deep into which workers will enter shall:

i.	The trench or excavation must be shored, sloped, braced, or otherwise supported to prevent cave-ins, unless the excavation is in stable rock.
ii.	Ladders must be placed no more than 8 meters (25 feet) apart, for immediate egress.
iii.	Tools, machines, or excavated material must be placed no closer than 60 centimeters (2 feet) from the edge.
iv.	Adequate ventilation must be ensured when operating equipment with internal combustion engines.
c.

For Mechanical Trenching specific documented Safety Controls shall be developed and implemented to protect the ground employees working in close proximity to the Chain or Rock Wheel of the Trenching Equipment.

d.	For Horizontal Directional Drilling it is mandatory to understand and have knowledge of the locations of underground utilities.
i.	A clear communication between the Crew Leader and Drilling Operators shall be established to avoid impacting existing utilities infrastructure.
ii.	The crew shall adopt an electromagnetic tracking device to avoid disrupting existing utilities.
iii.	Additionally, particular attention to pipe coupling and decoupling shall be implemented.
e.

Dropping Cable inside the piping is frequently performed with the assistance of Compressed Air; Safety directives on working with compressed air shall be documented and adopted by Subcontractor Crews performing this task.

f.	Appropriate warning signs, barricades, and other perimeter guarding shall be used to prevent workers and members of the public from falling into the excavation.
g.

If, during excavation, unknown materials are unearthed, the Subcontractor must stop the work immediately, notify their EHS representative, determine the nature of the materials, and take the appropriate measures to protect human health and the environment before proceeding. Measures taken must be in accordance with applicable EHS laws and regulations.

5.11	Fall Protection, Tower Climbing, & Ladder Safety
a.

Fall protection shall be utilized whenever workers are exposed to the potential of falling 2 meters (6 feet) or more to a lower level, when working above dangerous equipment, or operating certain equipment, unless otherwise prescribed in a national, state, or local law or regulation.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 85 of 110

b.

Fall protection may be accomplished by using appropriately supported guardrails, parapets 1 meter (39 inches) or more high, safety nets, or personal fall arrest systems. Examples of jobs where fall protection shall be used includes, but is not limited to:

i.	Tower climbing - no free climbing is ever permitted; 100% tie off is required at all times.
ii.	Roof top work within 2 meters (6 feet) of an unprotected edge;
iii.	Aerial lifts such as scissor lifts, boom lifts, and bucket trucks;
iv.	Climbing unprotected (i.e. no protective cage), fixed ladders greater than 7 meters (20 feet) in length.
c.

Anyone found not wearing a personal fall arrest system where one is required shall be immediately removed from the work site. The Subcontractor site supervisor may also be removed from the project, depending on the circumstances.

d.	Where personal fall arrest systems are required, the Subcontractor shall provide:
i.	A competent person on the work site who is able to recognize fall hazards and take necessary corrective actions;
ii.	A full body harness, shock absorber, lanyard or lifeline, double-locking hardware, and other equipment suitable for the nature of the work;
iii.	Training to all fall protection system users;
iv.

Tower climbers with appropriate training and evidence on request (ie. training certificates, training rosters, etc). Contact an Alcatel-Lucent EHS Representative ( see Appendix 1) for a list of companies that offer tower climbing certification;

v.	Inspection of Personal Fall Arrest System components prior to each day’s use; defective equipment shall not be used; and
vi.

A second person to be permanently available for surveillance and be able to call for emergency services in case of an accident. Note: Personnel supporting such operations will be required to be certified in First Aid and CPR by a recognized training vendor.

vii.	An Emergency Action Plan applicable to the operation requiring the need to wear Fall Protection Equipment.

Climbing under adverse weather conditions such as rain, snow, wind, etc., shall be avoided unless an emergency exists.

e.	When using ladders, the following practices shall be followed:
i.	All ladders shall be inspected and shall be in good condition prior to each use;
ii.

Ladders must be nonconductive (wood, or fiberglass with a plastic top) if being used where the person on the ladder or the ladder could come in contact with energized parts of equipment, fixtures or circuit conductors;

iii.	Stepladders shall be used only in the fully opened, locked position;
iv.	All ladder feet shall be positioned on secure, even surfaces; and
v.	All employees that use ladders shall be instructed in the proper use of ladders.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 86 of 110

5.12	Elevated Work Restrictions

The Subcontractor shall engage only properly trained and certified climbers who are fully aware of and knowledgeable about the inherent danger of climbing or working above ground level, especially with regard to tower structures.

The climber’s training and knowledge shall include

i.	The nature of fall hazards in the work area;
ii.	The correct procedures for erecting, maintaining, disassembling, and inspecting the fall protection systems to be used;
iii.	The correct procedures for inspecting fall protection equipment for wear, damage, defect or deterioration;
iv.	Climbing safety procedures;
v.	The use and operation of the fall protection systems utilized by the Contractor/lower tier contractor;
vi.	The role of each employee in the safety monitoring system used;
vii.	The correct procedures for handling and storage of equipment and materials and the erection of overhead protection;
viii.	The role of employees in fall protection plans; and
ix.	The compatibility of fall protection equipment and fall protection systems

The performance of any Elevated Work by any subcontractor’s or its lower tier contractor’s employee’s or agents (i) who have not made the above representations, and (ii) who have not been properly trained as qualified climbers in accordance with this subsection, shall constitute a material breach of this Agreement. Upon such material breach Alcatel-Lucent shall have the right to immediately terminate this Agreement and the subcontractor shall be liable to Alcatel-Lucent for any damages and costs it incurred as the result of said termination.

5.13	Fire Protection
a.	Suitable fire extinguishers shall be available for work operations capable of starting a fire, such as welding, cutting torches, fuel powered machinery, cut-off saws, etc.
b.

Fire extinguishers should be inspected regularly and maintained and used as per manufacturer’s recommendations and applicable EHS laws and regulations. Training in the use of fire extinguishers may be required by applicable EHS laws and regulations.

c.	Access to wall mounted fire extinguishers and fire alarm/pull stations shall be maintained and unobstructed.
d.

Keeping fire doors open and disabling fire alarms/panels, smoke detectors, heat detectors and sprinkler systems is not permitted unless authorized by an Alcatel-Lucent and/or customer premises representative.

e.	A hot work permit system is required for hot work.
5.14	Waste, Hazardous Waste & Contaminated Scrap
a.	Waste generated on Alcatel-Lucent and customer premises must be managed in compliance with applicable regulatory provisions.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 87 of 110

b.

If the work being performed requires the applicable Alcatel-Lucent Entity to take ownership or arrange for the disposal of hazardous waste or electronic scrap, Subcontractor should contact the Alcatel-Lucent EHS representative (see Appendix 1) for guidance in selecting Alcatel-Lucent approved waste/scrap processing facilities.

5.15	Radio Frequency (“RF”) Safety
a.	The Subcontractor or Subcontractor’s personnel shall have and maintain an RF Safety Program, including RF training, if workers are operating in an RF environment.
b.	The pre-job risk assessment should include evaluating potential exposure to RF.
c.	Only trained workers may operate around transmitting antennas.
d.

Visually assess types and mounting location of transmitting antennas on operating site and identify transmitting antennas when possible, taking into account that there is no RF risk associated with “Receive Only” or non-operational antennas.

e.	Instructions on all RF warning signs/labels/placards must be obeyed.
f.	Whenever possible, never work directly in the compliance boundary or in front of an active antenna or within the “Stand-Off Distance.”
g.

If operations need to be performed within the compliance boundary, within the “Stand-Off Distance,” or on or in front of a transmitting antenna, request the customer to switch off transmission following the customer’s lock-out/tag-out procedures.

h.

If the above-mentioned lock-out/tag-out is not possible, a dosimetric assessment shall be performed to determine if the exposure can be maintained within allowable limits during the worker’s operation. The EHS Representative may allow the worker to operate under certain conditions provided exposure can be maintained within allowable limits recognized by applicable EH&S laws and regulations. This dosimetric assessment shall be made available to the applicable Alcatel-Lucent Entity on request.

5.16	Laser Safety
a.	Subcontractors or the Subcontractor’s personnel shall have and maintain a Laser Safety Program, including Optical Fiber Communications Systems (OFCS) training, if workers are operating an OFCS.
b.	The Subcontractor should refer to the product installation guide as applicable to product.
5.17	Motor Vehicle Safety
a.	While driving motor vehicles on company business such as cars, off road vehicles or motorcycles, all Subcontractor employees operating vehicles shall
i.	Possess a valid driver’s license.
ii.	Comply with all applicable local traffic laws and regulations;
iii.	Wear safety belts while driving or riding in a motor vehicle and ensure that all passengers wear safety belts (if provided for all seats)
iv.	Not use a mobile phone unless the vehicle is parked or in hands free mode where allowed by local laws.
v.	Not engage in texting/messaging unless parked.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 88 of 110

vi.	Not to drive a vehicle if fatigued, in order to prevent drowsy driving.
vii.	Not to transport passengers in the box of pick-up trucks
b.	And shall not drive a motor vehicle:
i.	That is found to be potentially unsafe.
ii.	That does not have all of the required documents on board.
iii.	While under the influence of drugs or alcohol.
o	With a medical condition or while taking medications that may impair driving.
c.	All supervisors of employees who drive motor vehicles on company business shall:
i.	Ensure supervised employees are familiar with these Motor Vehicle Safety Provisions;
ii.

Ensure that their supervised employees complete Driver Safety Training or local equivalent (if required by EHS laws and regulations) before driving on company business; Ensure drivers designated to operate regular or commercial vehicles requiring special training, license and/or medical surveillance applicable to vehicles size and use are up-to-date.

iii.	Ensure all required vehicle documents are updated (e.g., vehicle registration and insurance) and on board.
iv.	Ensure that all vehicles are preventively maintained according to the manufacturer’s specifications, ensure that all deficiencies are corrected and keep records.
d.	All motor vehicles assigned or provided by ALU for a specific project that are being operated by subcontractors shall be provided at least with the following safety features:
i.	Safety belts (front and back).
ii.	Replacement tire, unless car is equipped with run flat tire.
iii.	Jumper cables.
iv.	Safety Signs (2 reflective triangles) in addition to whatever else may be required by local or country regulations.
v.	Air bags as required by local or country regulations but as a minimum for both front seats.
vi.	Properly installed cargo barrier between passenger and equipment compartments (if vehicle used to transport tools and/or equipment).
vii.	A first aid kit and fire extinguisher (if locally required by transit or insurance requirements).
viii.	Valid insurance as required by law.
5.18	Lightning Safety
a)	During Lightning Storms
i.	Keep away from antennas, masts, guy wires and all grounding and lightning protection equipment, including ground rods, during electrical storm activity.
ii.	Don’t work on conductive materials such as electrical lines, tower structure or pipelines.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 89 of 110

iii.	If in a vehicle, stay in the vehicle and until the lightning ends. Avoid touching metal or other surfaces in or outside the vehicle that conduct electricity.
iv.	If in a cell hut (BTS Shelter), stay in the hut until the lightning ends. Avoid touching metal or other surfaces inside the cell hut that conduct electricity.
v.	Climbers will not be allowed to access towers in adverse weather conditions, including lightning or rain.
vi.

Lightning tends to strike the highest electrically conductive object. Stay away from natural lightning rods such as tall, isolated trees and telecommunications towers in an open area or the top of a hill, and metal objects such as wire fences and metal tools.

b)	After a Thunderstorm with Lightning Strike

After the storm passes:

i.	Notify your supervisor or Site in Charge if you observed that lightning struck or damaged structures or equipment.
ii.	Once the thunderstorm and lightning have passed, you should wait at least 30 minutes before resuming work.

6. Subcontractors

The Subcontractor shall inform Alcatel-Lucent when they in turn subcontract work out. They shall also use reasonable efforts to pre-qualify their subcontractors at any tier. EHS performance requirements shall be considered in the selection criteria. Selection should be based upon acceptable responses. Once selected, the requirements outlined in this manual shall be communicated and the subcontractor’s performance monitored and inspected on the job. Such documentation should be provided to Alcatel-Lucent upon request.

7. Appendix 1 – Alcatel-Lucent EHS Contact Information

REGION	NAME	EMAIL
North America and Canada	*****	*****
Caribbean and Latin America	*****	*****
Europe, Middle East and Africa	*****	*****
Asia Pacific (APAC)	*****	*****

End of Document Text

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 90 of 110

ATTACHMENT E:NSA COMPLIANCE

NSA AND CARRIER COMPLIANCE REQUIREMENTS

This document describes the additional requirements Subcontractor must meet in order to ensure Alcatel-Lucent’s compliance with the National Security Agreement (“NSA”) between Alcatel-Lucent and the U.S. Government (and the NSA Security Policy put in place to implement it) and with certain requirements of Alcatel-Lucent’s contracts with certain Carriers. *****.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 91 of 110

▪	ATTACHMENT F:PERIODIC REVIEWS

Review Type	Recommended Frequency	Suggested Participants	Scope and Objectives
Operations Review	Every other week	Operational Leads Senior Managers	Scope: Individual PA level Objectives - Review operation status of project - Resolve project related issues - Investigate Project/process improvements
Program Steering Reviews (overall business level between the Parties)	Every other month	Director/VP

Scope: overall business level
between the Parties (all PAs combined)

Objectives

-      Review and resolve problems.

-      Look for and implement
new business opportunities,
process improvements and cost
reductions.

Supplier Business Reviews	Semi-annual	Senior NAR Regional Executives

Scope: overall business level
between the Parties (all PAs combined)

Objectives

-      Review business relationship status

-      Review Corporate health, strategic
direction and initiatives.

       Investigate opportunities for growth

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 92 of 110

ATTACHMENT G:ADDITIONAL TERMS AND CONDITIONS FOR NON-EMPLOYEE WORKERS

Subcontractor may provide some Services to Alcatel-Lucent during which Subcontractor Personnel (defined below) may be authorized to work in Alcatel-Lucent’s facilities, and/or given access to Alcatel-Lucent’s internal networks, and/or those of Alcatel-Lucent’s customers, where such Subcontractor Personnel will be designated as “Non-Employee Workers” or Contract Employees by Alcatel-Lucent. The following additional terms and conditions shall apply to such Subcontractor Personnel and the provision of such Services. If there is a conflict between the terms of this Exhibit and the terms of the Agreement, the terms of this Exhibit shall control.

1.0	STANDARDS FOR SUBCONTRACTOR PERSONNEL

Subcontractor, consistent with local law, shall perform background checks of Subcontractor Personnel by engaging the services of a background check agency designated and approved by Alcatel-Lucent, and shall certify to Alcatel-Lucent, prior to placement of such Subcontractor Personnel, that each of Subcontractor Personnel meets all of Alcatel-Lucent’s background check requirements. Except where otherwise noted, the pre-placement background check applies to all Subcontractor Personnel who are to work on Alcatel-Lucent’s or Alcatel-Lucent’s customer’s premises, work sites, networks, or business and includes all regular, term, and temporary full-time and part-time employees of Subcontractor, and all of Subcontractor’s subcontractors’ regular, term, and temporary full-time and part-time employees (including all services workers and consultants) (collectively referred to in this Attachment G as “Subcontractor Personnel”). Subcontractor shall be responsible for payment of all fees related to background checks.

Subcontractor understands that under certain circumstances and for certain projects, Subcontractor Personnel may be required to undergo additional background checks and screening as required by the United States government. Such background checks will be conducted by an independent third party selected by Alcatel-Lucent. Subcontractor Personnel assign to such project will undergo this additional background screening. Subcontractor shall obtain the consent of the applicable Subcontractor Personnel to release the details of the background check to Alcatel-Lucent upon Alcatel-Lucent’s request.

When Federal, state, country or local law contains mandatory requirements or prohibitions that are more stringent than the provisions of this section, the more stringent legal requirements and prohibitions prevail for affected locations. When state or local law contains mandatory requirements or prohibitions that are more stringent than this protocol’s provisions and are not pre-empted by Federal or country law, the most stringent legal requirements and prohibitions prevail for affected locations.

Subcontractor shall provide documentation to Alcatel-Lucent upon Alcatel-Lucent’s reasonable request in order to verify Subcontractor’s compliance with this section.

2.0	NATIONAL SECURITY AGREEMENT REQUIREMENTS

Alcatel-Lucent has in place a National Security Agreement (NSA) with the U.S. Government pursuant to which Alcatel-Lucent is subject to requirements that affect the selection and assignment of personnel performing certain functions for Alcatel-Lucent. The NSA also requires that personnel performing certain functions be listed on an Itemized Positions List (“IPL”) maintained by Alcatel-Lucent.

Services involving US network access: Only Subcontractor Personnel who have been approved by Alcatel-Lucent following the background screening requirements as described in paragraph (3) below may be assigned to perform Services that involve Access, as defined herein, to the U.S. domestic communications infrastructure. For this purpose, “Access” means the ability to physically or logically undertake any of the following actions: (i) read, divert or otherwise obtain non-public information or technology from or about, software, hardware, a system or a network; (ii) add, edit or alter information or technology stored on or by software, hardware, a system or a network; and (iii) alter the physical or logical state of software, hardware, a system or a network (e.g., turning it on or off, changing configuration, removing or adding components or connections).

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 93 of 110

Services also requiring IPL listing: If Subcontractor Personnel are required by Alcatel-Lucent to perform functions that are reserved to persons listed on the IPL (referred to here as “IPL Services”), Alcatel-Lucent will inform Subcontractor, in which case the requirements set forth in paragraphs (1) through (7), below, shall be applicable.

As used in the following paragraphs, the term “NSA Protected Services” applies collectively to IPL Services as well as non-IPL services that involve Access to the U.S. domestic communications infrastructure.

(1)Subcontractor Personnel must be approved by Alcatel-Lucent for listing on the IPL before commencing the provision of any IPL Services and must maintain the requirements as needed to remain listed on the IPL throughout any period such Subcontractor Personnel is assigned to perform IPL Services. To be approved for listing on the IPL: (a) the Subcontractor Personnel must be a U.S. citizen or Permanent Resident (i.e., “Green card” holder), (b) the Subcontractor Personnel must be screened in accordance with Alcatel-Lucent’s NSA background screening requirements, (c) Subcontractor Personnel must complete all mandatory training courses specified by Alcatel-Lucent for the IPL code(s) in question and (d) an application for placement on the IPL, proof that the required training was completed, the background screening results and any other information requested on the application forms, must be submitted for Subcontractor Personnel.

(2)As a potential, and on a case by case basis, exception to the requirement that all IPL candidate for provision of IPL Services must be either US citizens or Permanent Residents (“Green Card” holders), Subcontractor may propose, for Alcatel-Lucent’s approval, an IPL candidate who is in the process of applying for Permanent Resident status by submitting a written request for approval together with details of the stage of completion of the IPL candidate in the application process.

(3)For all NSA Protected Services, NSA background screening must cover (1) identity verification (2) criminal convictions; (3) employment history, including any history of disciplinary action; (4) military service history; (5) education, certifications and professional license verification; (6) prohibited parties screening (against the export screening lists of the U.S. Departments of Commerce, State and Treasury, e.g. the Specially Designated Nationals list); and (7) solely if the job function involves operation of a motor vehicle, driving records; all in accordance with and covering the time periods required under Alcatel-Lucent’s background screening policies. Such screenings will be at Subcontractor’s expense using an Alcatel-Lucent approved vendor. Subcontractor will arrange for the candidate to sign such written consents as may be required under applicable law for the performance of the background screening and the receipt and storage of the resulting information by Alcatel-Lucent in the United States and its disclosure to the US Government if required.

(4)Alcatel-Lucent reserves the right to deny approval for personnel to be assigned for NSA Protected Services, and to revoke such approval and remove persons from the IPL if Alcatel-Lucent, in its sole discretion, determines it is necessary or advisable to do so for purposes of its NSA compliance obligations or for reasons of security. Alcatel-Lucent requires re-screening of Subcontractor Personnel every three (3) years to for such Subcontractor Personnel to remain eligible for NSA Protected Services.

(5)The requirements in this section are in addition to any other requirements that may apply for premises or system access under Alcatel-Lucent’s or its end user customer’s security policies that may apply at the applicable work locations.

(6)Subcontractor acknowledges that all proprietary information concerning Alcatel-Lucent’s products and the end user customers disclosed to or accessed in the course of performance of NSA Protected Services is required to be held in confidence by Subcontractor’s personnel. Subcontractor Personnel are not authorized to disclose such information to other Subcontractor Personnel, and Subcontractor agrees not to require or request Subcontractor Personnel to do so.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 94 of 110

(7). Subcontractor shall provide prompt notice to Alcatel-Lucent upon becoming aware that any Subcontractor Personnel who is or was assigned to perform NSA Protected Services has (a) disclosed Alcatel-Lucent’s proprietary and confidential information to other Subcontractor personnel or unauthorized third parties, or (b) committed a criminal offense, violated Subcontractor’s or Alcatel-Lucent’s compliance policies, (c) submitted materially false information in connection with the background screening process or (d) if the person ceases to be Subcontractor Personnel. In the case of (d), if the person was terminated for cause, the notice shall indicate such.

3.0	DRUG AND ALCOHOL TESTING

Subcontractor, consistent with local law, shall perform a ten panel drug/alcohol testing of Subcontractor Personnel assigned to perform Services for Alcatel-Lucent within the scope of this Agreement and shall verify to Alcatel-Lucent prior to placement that each of Subcontractor Personnel meets all of Alcatel-Lucent’s requirements. Subcontractor also shall require Subcontractor Personnel to submit to and pass substance abuse (drug or alcohol) testing for reasonable suspicion, post accident, post rehabilitation return to work, and post rehabilitation random. Except where otherwise noted, the pre-placement drug testing and other substance abuse (drug and alcohol) testing applies to all Subcontractor employees who are to work on Alcatel-Lucent’s premises, work sites, or business and includes all: Regular, term, and temporary full-time and part-time employees of Subcontractor, and all of Subcontractor’s sub-contractors’ regular, term, and temporary full-time and part-time employees (including all services workers and consultants) (collectively referred to as “Subcontractor Personnel”).

When Federal, country, state or local law contains mandatory requirements or prohibitions that are more stringent than the provisions of this clause, the more stringent legal requirements or prohibitions prevail for affected locations. When state or local law contains mandatory requirements or prohibitions that are more stringent than this protocol’s provisions and are not pre-empted by federal or country law, the most stringent legal requirements or prohibitions prevail for affected locations. Subcontractor shall be responsible for all drug testing related fees.

Subcontractor shall provide reasonable documentation to Alcatel-Lucent upon request in order to verify Subcontractor’s compliance with this clause.

4.0	ASSIGNING FORMER ALCATEL-LUCENT EMPLOYEES

Subcontractor agrees, and shall cause Subcontractor’s subcontractors to agree, that neither Subcontractor or Subcontractor’s subcontractors shall assign a former Alcatel-Lucent employee to an Alcatel-Lucent project, or to provide Services pursuant to this Agreement/Order, that has been terminated by or from Alcatel-Lucent’s employment, either voluntary or involuntary, less than six (6) months before the start date of such assignment or Services, where such employee performed the same type of work contemplated under such assignment while employed at Alcatel-Lucent. In the event that Subcontractor, or Subcontractor’s subcontractors make such an assignment, Alcatel-Lucent shall have the right to terminate such assignment with such former Alcatel-Lucent employee, immediately, without Alcatel-Lucent having any liability to Subcontractor or Subcontractor’s subcontractors, and Subcontractor shall indemnify and hold Alcatel-Lucent harmless from any claims, damages, losses or liability as a result of Subcontractor’s breach of this section or not assigning such employee to the Alcatel-Lucent Services.

5.0	TENURE

Subcontractor understands and agrees, and shall cause Subcontractor’s subcontractors to understand and agree, that there is a maximum tenure/assignment limitation of up to twenty-four (24) months for all Subcontractor Personnel provided to Alcatel-Lucent under this Agreement or an Order. Subcontractor and Subcontractor’s subcontractors shall manage its workforce to ensure that Subcontractor Personnel do not exceed Alcatel-Lucent’s twenty-four (24) month tenure/assignment limitation. Thirty (30) days prior to the expiration of a 24-month tenure/assignment, Subcontractor will be responsible for any knowledge transfer within Subcontractor

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 95 of 110

replacement personnel required from Subcontractor Personnel reaching the 24-month tenure/assignment date and assignment termination thereof. Subcontractor shall not assign any Subcontractor Personnel who have reached the 24-month tenure/assignment limitation to any other work or assignments for Alcatel-Lucent until after six (6) months from the date of the 24-month limit tenure/assignment termination. Alcatel-Lucent shall have no liability to Subcontractor or Subcontractor Personnel upon such termination. Subcontractor shall, and shall cause its subcontractors to, indemnify and hold Alcatel-Lucent harmless from any and all claims or liability related to Subcontractor and Subcontractor’s subcontractors’ acts and failure to act pursuant to this clause.

6.0	TIME RECORDS AND PAYMENT

Subcontractor shall ascertain and pay Subcontractor Personnel in compliance with all applicable Federal, state, provincial, territorial, country and local employment statutes and regulation, including, without limitation, minimum wage laws and laws relating to hours of work.

Subcontractor agrees to pay and shall require its subcontractors to pay their respective employees according to the terms of employment between itself and its employees, without regard to receipt of payment for Services from Alcatel-Lucent.

7.0	ADDITIONAL WARRANTIES AND REPRESENTATIONS
(1)

For purposes of assigning non-employee workers to an Alcatel-Lucent facility, Subcontractor shall only assign Subcontractor employees (for tax reporting purpose to federal, state, and local authorities) and shall warrant and represent to Alcatel-Lucent that the Subcontractor Personnel are such employees of Subcontractor and are under no contractual restriction that would prohibit them from performing Services for Alcatel-Lucent.

(2)

Notwithstanding the above, if any of Subcontractor Personnel are subcontracts or are not employees of Subcontractor, Subcontractor shall indemnify Alcatel-Lucent from any failure on the part of the subcontractor to pay required income and social taxes for the assigned Subcontractor Personnel as required by Federal, country, state and local law.

(3)

Subcontractor represents and warrants that all Subcontractor Personnel used to provide the Services are either citizens of the United States or have a current authorization to work in the United States.

8.0	MANAGEMENT OF SUBCONTRACTOR RESOURCES

Subcontractor shall be responsible for all resource management of its employees, especially in the areas of career management, coaching, employee retention, performance management, and salary administration for all Subcontractor Personnel assigned to an Alcatel-Lucent.

9.0	SUBCONTRACTOR PERSONNEL REPORTS

Upon request by Alcatel-Lucent, Subcontractor shall provide Subcontractor Personnel Reports to Alcatel-Lucent on a regular basis, detailing all Subcontractor Personnel who are involved in delivering Services to Alcatel-Lucent and that are Non-Employee Workers of Alcatel-Lucent. Such reports shall include, but not be limited to, the Non-Employee Worker’s first and last name, work assignment start date, work location, project name, billing rate if Time & Material, and Alcatel-Lucent Project Manager if known. Alcatel-Lucent may specify a report be delivered in a certain format/template using publically available shrink wrap software formats.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 96 of 110

10.0	AUTHORIZATION AND COMPLIANCE FORMS

Subcontractor acknowledges and agrees that no Services shall begin before the following documents are reviewed and accepted (signed) by the applicable Subcontractor Personnel performing Services under this Agreement/Order:

•	An ACKNOWLEDGMENT OF TEMPORARY WORK ASSIGNMENT (in the form of Schedule A)
•	An “Agreement between Non-Employee Worker and Alcatel-Lucent Regarding Intellectual Property” (in the form shown in Schedule B)
•	Alcatel-Lucent “ALCATEL-LUCENT CODE OF CONDUCT FOR ALL NON-EMPLOYEE WORKERS” (in the form shown in Schedule C)
•	Data Privacy and Protection Agreement – Individuals and Consultants (in the form shown in Schedule D)
•

Compliance with the US Foreign Corrupt Practices Act (FCPA), OECD (Organization for Economic Co-operation and Development) Convention on Combating Bribery of Foreign Public Officials and Corresponding Laws (In the form shown in Schedule E)

Said agreements shall be signed by the Subcontractor Personnel assigned pursuant to this Agreement/Order and prior to commencement of the Services and maintained by Subcontractor. Subcontractor shall advise each Non-Employee Worker of the substance of each agreement. Such agreements shall be executed by Non-employee Workers assigned to Alcatel-Lucent and shall be delivered to Alcatel-Lucent prior to commencement of work by such Non-employee Workers and will provide Alcatel-Lucent’s authorized representative, or delegate, a copy of each such signed agreement. Subcontractor will, for a period of seven (7) years after expiration or termination of any assignment of a Non-employee Work assigned hereunder hold the originals and make such agreements available to Alcatel-Lucent for its review upon request.

If Subcontractor fails to do so, Subcontractor will be liable for all damages sustained by Alcatel-Lucent resulting from such failure.

Subcontractor shall be responsible, at its own expense, to perform or provide, for all its staff (and authorized subcontractors, if any) assigned to the Services, at a minimum, training on the Alcatel-Lucent compliance program and according to the material Alcatel-Lucent will deliver to Subcontractor or as may be organized by Alcatel-Lucent from time to time. An awareness certificate for all Subcontractor’s (or its authorized subcontractors, as the case may be) permanent employees working for Alcatel-Lucent or assigned to a customer site should be signed before performance of the Services. Failure to perform such training may be considered a breach of this Agreement.

End of Body of Attachment G (Schedules to Attachment G are as follows)

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 97 of 110

SCHEDULE A TO ATTACHMENT G

ACKNOWLEDGMENT OF TEMPORARY WORK ASSIGNMENT

I, the undersigned, an employee of Subcontractor named below, agree to accept a temporary work assignment to Alcatel-Lucent (Company). As a precondition to receiving such work assignment, I acknowledge, the following:

1)	I understand that I am an employee of the Subcontractor and not of Company and that I will be paid directly by the Subcontractor.
2)	I understand that the work assignment is a temporary one for a defined period of time, the length of which may be increased or decreased.
3)

I understand that if I do not perform to the complete satisfaction of Company, or leave my assignment prior to the completion of my assigned work, I may not be assigned any continuing or additional temporary work by Company.

4)	I understand that any problems or complaints I may have regarding the work assignment must be directed to my Subcontractor Supervisor and not to Company.
5)

I understand that my rate of pay from the Subcontractor may be greater or lesser than that received by other individuals who are performing similar services for Company, regardless of whether they are employees of Company or other agencies.

6)

I understand that there have been and will be no representations as to any assurance or possibility of being hired as a regular employee of Company, and that since I am not an employee of Company, no promotions or other forms of advancements or transfer by Company are available now or in the future.

7)	I understand that my work assignment is contingent upon execution of the Subcontractor Employee Non-Disclosure Agreement and I have read and signed same.

Print Name:

Signature:

Date:

Name of Subcontractor:

Agreement Number:

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 98 of 110

SCHEDULE B TO ATTACHMENT G

AGREEMENT BETWEEN NON-EMPLOYEE WORKER AND ALCATEL-LUCENT

REGARDING INTELLECTUAL PROPERTY

In consideration of payment for the performance of work or assignments for Alcatel-Lucent or any of its affiliates (hereinafter “COMPANY”), and other good and valuable consideration, including the use on behalf of COMPANY of its facilities, material, private or proprietary information owned by COMPANY or owned by any of COMPANY’s suppliers or Customers, I agree to the following provisions:

A.

I hereby assign and agree to assign to COMPANY all my right, title and interest in and to all inventions, discoveries, improvements, ideas, computer or other apparatus program and related documentation, and other works of authorship (hereinafter each designated “Intellectual Property”) to which COMPANY may be entitled under its agreement with Goodman Networks, Inc. pursuant to Section 14.2 of Master Services Agreement No. 4480027351, whether or not patentable, copyrightable or subject to other forms of protection, made, created, developed, written or conceived by me during the period of such work or performance of assignments, whether during or outside of regular working hours, either solely or jointly with another, in whole or in part, either

1.	in the course of such work or assignment, or
2.	which are suggested by or result from any task assigned to me or work performed for or on behalf of COMPANY relating to my assignment, or
3.	with the use of COMPANY’s time, material, private or proprietary information, or facilities;
B.

I will, without charge to COMPANY but at its expense, execute a specific assignment of title to COMPANY and do anything else reasonably necessary to enable COMPANY, to secure a patent, copyright or other form of protection of said Intellectual Property anywhere in the world;

C.	I further agree that this Agreement does not constitute a contract of employment, nor does it confer any rights by license or otherwise in any Intellectual Property to which I may have access; and
D.

COMPANY and I agree that, notwithstanding that I may not be COMPANY’s employee for other purposes, the copyrights in Intellectual Property created within the scope of my work or assignment shall be considered a work made for hire to the extent it qualifies as such under the copyright law.

E.

In the event that either my employer or I have previously executed an agreement with COMPANY relating to the work which I am about to undertake, it is understood and agreed that any terms and provisions of this Agreement will supersede any conflicting terms and conditions of such previously executed agreement.

F.

I agree that I will keep in confidence and will not, except as required in the conduct of COMPANY’s business or as authorized in writing on behalf of COMPANY, publish, disclose or use, during and after the period of my work or assignment, any private or proprietary information; including but not limited to, specifications, drawings, sketches, models, samples, tools, computer or other apparatus programs, technical or business information or data, written, oral or otherwise; which I may in any way acquire, learn, develop or create by reason of such work or assignment, whether such private or proprietary information belongs to COMPANY or any of COMPANY’s suppliers or Customers;

G.	I further agree that, upon request by COMPANY, I will exercise reasonable effort to return all Intellectual Property received in tangible form to COMPANY or destroy all such Intellectual Property.
H.

I further agree that I will not disclose to COMPANY or to COMPANY’s suppliers or Customers or any of their employees any information which I consider to be proprietary or confidential, or any information that is or may be proprietary or confidential to any of my employers or other clients. Except for information owned by COMPANY or COMPANY’s Service Providers or

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 99 of 110

Customers under this Agreement, all specifications, drawings, sketches, models, samples, tools, computer or other apparatus programs, technical or business information or data, written, oral or otherwise, furnished by me to COMPANY under this Agreement, or in contemplation of this Agreement shall not be considered by me to be confidential or proprietary.

I.	The obligations of the parties under this Agreement shall survive termination, cancellation or expiration of this Agreement.
J.

I further agree that I will keep in confidence and will not, except as required in the conduct of COMPANY’s business or as authorized in writing on behalf of COMPANY, publish, disclose or use, during and after the period of my work or assignment, any private or proprietary information which I may in any way acquire, learn, develop, or create by reason of such work or assignment;

K.

I agree that I will not disclose to COMPANY or any of its employees any information which I consider to be proprietary or confidential, or any information that is or may be proprietary or confidential to any of my employers or other clients. Except for information owned by COMPANY under this Agreement, all specifications, drawings, sketches, models, samples, tools, computer or other apparatus programs, technical or business information or data written, oral or otherwise, furnished by me to COMPANY under this Agreement, or in contemplation of this Agreement shall not be considered by me to be confidential or proprietary.

L.

If my work or assignment involves photographic, visual, and/or audio recording of my presentation, lecture, or demonstration, including my name, picture, likeness, statement, or voice, I agree that it may be used, either alone or in combination with any other material, by COMPANY or anyone acting under COMPANY’s authority or permission, whether or not COMPANY has any copyright interest in such recording in accordance with this Agreement, and COMPANY shall have the royalty-free right to copy, perform, edit, combine, distribute, exhibit, broadcast, display, and use said recording and any copies made thereof and to permit others to do so.

(DATE)	(SIGNATURE)

(NAME OF SERVICE PROVIDER)	(TYPED OR PRINTED NAME)

(AGREEMENT NUMBER)	(Subcontractor ID NUMBER)

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 100 of 110

SCHEDULE C TO ATTACHMENT G

ALCATEL-LUCENT CODE OF CONDUCT FOR ALL NON-EMPLOYEE WORKERS

Introduction: This Code of Conduct provides specific information about the standards of conduct and integrity that are expected while assigned to perform work on behalf of Alcatel-Lucent. While it is primarily aimed at those workers under contract who may be working inside a Alcatel-Lucent owned or managed facility, it also applies to those workers who may be performing work for Alcatel-Lucent on a full time or interim basis, whether on or off Alcatel-Lucent premises. It does not address every situation or set forth every rule and does not attempt to substitute the exercise of good judgment. Any specific questions regarding these standards should be addressed to your employer or his/her representative. All personnel must read, sign and date this document prior to performing services for Alcatel-Lucent.

ID Badges/Electronic Access Cards: Photo ID Badges which may be issued must be continuously worn and visibility displayed at all times when working in Alcatel-Lucent owned/controlled locations. In connection with performing work on behalf of Alcatel-Lucent you may be issued Electronic Access cards or an ID Badge credential combined with an electronic access card to be used for gaining admittance to Alcatel-Lucent facilities. These cards cannot be lent to anyone or used to assist another person to enter any Alcatel-Lucent controlled area or building, Lost ID Badges/Access Cards must be immediately reported to the local Alcatel-Lucent representative. These cards and badges are the property of Alcatel-Lucent and must be returned the day your assignment to Alcatel-Lucent ends or immediately upon Alcatel-Lucent’s request.

Access to Alcatel-Lucent Computer Systems, Data Networks or any Alcatel-Lucent Computerized Resources: In the course of providing your services to Alcatel-Lucent, if you are provided access to any Alcatel-Lucent computer systems, you are required to protect that access using the established system of passwords and other security measures, such as Secure Token Access. Passwords and Secure Token may not be shared with anyone and reasonable measures should be used to protect them. Secure Tokens must be returned to the authorized Alcatel-Lucent manager upon completion of your assignment. Computer and Network resources are exclusively for Alcatel-Lucent business purposes. Non-Alcatel-Lucent business use or personal use is strictly prohibited. Unauthorized access, loss, damage, theft or misuse of computerized or network resources must be reported to Alcatel-Lucent Corporate Security.

Property Use and Removal: No property may be removed from Alcatel-Lucent owned/managed premises without written authorization from the local Alcatel-Lucent representative. The local Property Removal Procedures must be followed which provides a record of persons removing property. “Scrap” or waste materials are Alcatel-Lucent property and may not be removed under any circumstances. Alcatel-Lucent has the right to have its authorized security personnel conduct package inspections of items which might reasonably be expected to be used for carrying Alcatel-Lucent property. All property must be returned immediately upon Alcatel-Lucent request. Alcatel-Lucent property and/or resources can only be used in the performance of the services covered by your employer’s contact with Alcatel-Lucent.

Treatment and Respect for others while assigned to Alcatel-Lucent: The work environ-ment while assigned to Alcatel-Lucent must be free from discrimination based on race, color, religion, national origin, sex, age, disability, sexual preference or orientation, marital status, or any unlawful factor. All laws and regulations shall be strictly complied with. Alcatel-Lucent will not permit any conduct that creates an intimidating or offensive work environment. This includes, but is not limited to racist, sexist, ethnic, or homophobic comments or jokes; sexual advances, inappropriate physical contact; or sexually oriented gestures, pictures, jokes or statements.

Potential Business Conflicts: Unless specifically stated in your employer’s contact with Alcatel-Lucent, during the hours you are performing services for Alcatel-Lucent, you are prohibited from marketing or selling any products or services to Alcatel-Lucent or others.

Protecting Alcatel-Lucent’s Information: You must sign an Intellectual Property Agreement which defines your responsibilities for protection information assets which are owned and controlled by Alcatel-Lucent. Compromise or loss of Alcatel-Lucent’s Intellectual property assets must be reported to the authorized Alcatel-Lucent management representative.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 101 of 110

Parking and Vehicle Operation: All parking and local speed limit regulations shall be followed when operating a vehicle on Alcatel-Lucent owned or controlled properties. If you operate a motorized vehicle as a normal part of your work assignment at Alcatel-Lucent, you may be provided with special training/rules which must be followed.

Personal Behavior Standards/Conduct which is specifically prohibited: Theft, neglect or abuse of Alcatel-Lucent tools/equipment. Possession of a firearm (even if unloaded), fighting, gambling, possession of narcotics or illegal substances. Consumption or being under the influence of intoxicating beverages or illicit drugs or substances.

Reporting Security Related Incidents and Violations of this Code of Conduct: You are encouraged to report suspected or observed instances of unethical business conduct, security related incidences, violations of Alcatel-Lucent policy, Code of Conduct or the commission of any dishonest, destructive or illegal act to the Compliance Hotline at 1-888-267-7732.

Safety and Environmental Conditions: While assigned to Alcatel-Lucent, you may be provided with material or have occasion to view video tapes regarding safety and environmental health matters. All local safety rules and regulations must be followed. Incidents must be reported per local procedures.

Name (Print)

Signature

Date

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 102 of 110

SCHEDULE D TO ATTACHMENT G

Data Privacy and Protection

ALCATEL-LUCENT DATA PROTECTION AND PRIVACY AGREEMENT

(INDIVIDUALS or CONTRACTORS ASSIGNING INDIVIDUALS)

This Alcatel-Lucent Data Protection Agreement (“DPPA”) is entered into by and between [ALCATEL-LUCENT ENITY] (“Alcatel-Lucent”), a company organized under the laws of the [STATE/PROVINCE/COUNTRY] and located at [STREET ADDRESS, CITY, PROVINCE, STATE, COUNTRY] and [INDIVIDUAL’S NAME OR COMPANY NAME] (“Subcontractor”), whose business address is [LEGAL ADDRESS], each a “Party” and collectively the “Parties”.

This DPPA is a supplement and addition to the [NAME OF OFFICIAL AGREEMENT COVERING THE SERVICES] (“Agreement”) entered into by and between the Parties dated [EFFECTIVE DATE OF THE ORIGINAL AGREEMENT’].

WHEREAS, pursuant to the Agreement, Alcatel-Lucent has contracted with Contractor for certain Subcontractor services (“Services”);

WHEREAS, in providing such Services, Subcontractor or Subcontractor employees or other third parties provided by Subcontractor (“Subcontractor Personnel”) may have access to and management, processing, transferring and/or use (“Processing”) of certain Alcatel-Lucent employee, vendor, customer and/or customer’s customer data (“Alcatel-Lucent Data”) through Alcatel-Lucent provided systems and/or equipment or Contractor provided systems and/or equipment;

WHEREAS, as required by law and Alcatel-Lucent policies, Subcontractor and Subcontractor Personnel are required to hold in confidence, respect the privacy of and protect such Alcatel-Lucent Data; and

WHEREAS, the Parties agree that Subcontractor’s and Subcontractor Personnel’s Processing of such Alcatel-Lucent Data shall be pursuant to this DPPA, the Agreement and the nondisclosure agreement (“NDA”) executed between the Parties dated [EFFECTIVE DATE OF NDA}.

NOW THEREFORE , the Parties agree as follows:

1.0	SCOPE

This DPPA shall be effective as of [START DATE FOR ACCESS TO/PROCESSING OF ALCATEL-LUCENT DATA] (“Effective Date”) and shall continue in effect during the period in which Subcontractor is performing work at or on behalf of Alcatel-Lucent and Subcontractor Personnel are working at Alcatel-Lucent’s premises and have access to and/or possession of any Alcatel-Lucent Data, as defined herein.

2.0	ALCATEL-LUCENT DATA AND PROCESSING PURPOSE

2.1	Subcontractor directly or through the Subcontractor Personnel shall Process the following Alcatel-Lucent Data:

(“Alcatel-Lucent Data”).

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 103 of 110

2.2	Subcontractor and Subcontractor Personnel shall Process the Alcatel-Lucent Data for the following purpose only:

(“Purpose”).
3.0	WARRANTIES AND OBLIGATIONS OF SUBCONTRACTOR
3.1

Subcontractor shall use, and restrict the Subcontractor Personnel to use, the Alcatel-Lucent Data solely for the Purpose defined in paragraph 2.2 and to the exclusion of any other purposes except where there is a legal and/or regulatory obligation to do otherwise, or where Subcontractor is responding to a request from a legal or regulatory body, in which case Alcatel-Lucent and/or the data owner (“Data Subject”) must, where permitted by such law, be informed prior to such disclosure.

3.2

Subcontractor warrants and represents that it will not Process the Alcatel-Lucent Data, and will require the Subcontractor Personnel not to do so, except as otherwise provided in this DPPA and/or any additional instructions or authorization from Alcatel-Lucent as may be provided in writing from time to time.

3.3

Subcontractor warrants and represents that Subcontractor will not disclose or transfer the Alcatel-Lucent Data to a third party except with the expressed written authorization of Alcatel-Lucent (“Authorized Third Party”), and will instruct the Subcontractor Personnel as such, and any such authorized transfer shall be pursuant to the terms and conditions of this DPPA.

4.0	COMPLIANCE WITH ALCATEL-LUCENT INSTRUCTIONS
4.1

Unless otherwise instructed by Alcatel-Lucent and as applicable, Subcontractor shall not deny the Data Subject the rights of access, corrections, blocking, suppression or deletion of such Data Subject’s Alcatel-Lucent Data of which Subcontractor may have access.

4.2

When applicable, Subcontractor and Subcontractor Personnel shall comply with all instructions from Alcatel-Lucent to rectify, delete and update any Alcatel-Lucent Data and shall confirm to Alcatel-Lucent within a reasonable time, but no more than thirty (30) days from the request, that it has done so.

4.3

Subcontractor acknowledges that it has received and read and will provide to and require any Subcontractor Personnel to read the “Alcatel-Lucent Global Privacy and Data Protection Policy” (“Policy”) provided in Exhibit 1, and agrees to comply and have such Subcontractor Personnel agree to comply with such Policy.

5.0	DATA SECURITY

Subcontractor shall, and shall require Subcontractor Personnel to, comply with Alcatel-Lucent’s instructions as it relates to the Processing of Alcatel-Lucent Data and adhere to Alcatel-Lucent’s requirements for data protection and security, which includes, but is not be limited to:

5.1	Access

Subcontractor shall, and require the Subcontractor Personnel to, only access the computer, applications and/or processing systems as authorized by Alcatel-Lucent and shall use Alcatel-Lucent Data solely for the Purpose as identified in this DPPA, paragraph 2.2. Subcontractor shall, and require the Subcontractor Personnel to, use commercially reasonable efforts to prevent unauthorized persons from gaining access to the computer, applications and/or processing systems where the Alcatel-Lucent Data is stored and/or Processed.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 104 of 110

5.2	Alcatel-Lucent Data Media

Subcontractor shall, and require the Subcontractor Personnel to, prevent the unauthorized reading, copying, alteration or removal of the data media that contains the Alcatel-Lucent Data. Subcontractor shall, and require the Contractor Personnel to, use encryption for any Alcatel-Lucent Data transmitted to Alcatel-Lucent or any Authorized Third Party and such Alcatel-Lucent Data must be password protected when stored and/or transmitted. Subcontractor shall, and require the Subcontractor Personnel to, identify the person(s) to whom the Alcatel-Lucent Data is to be transmitted and ensure that such person(s) is the sole recipient of such transmission or transfer.

5.3	Access to Data Processing Systems

Subcontractor shall, and require the Subcontractor Personnel to, not attempt to, and not assist any other party in its attempt to, access, manage and/or use Alcatel-Lucent’s systems (or Alcatel-Lucent provided computer, application or processing system) or other data processing system on which the Alcatel-Lucent Data resides, is or will be Processed and/or transferred and shall only Process the Alcatel-Lucent Data within the scope of this DPPA, the Agreement and NDA, and to the extent covered by its access permission (authorization). Subcontractor shall use current and up to date industry acceptable measures to prevent the unauthorized access, reading, alteration or deletion of the Alcatel-Lucent Data including, but not limited to, encryption and password protection media when in Subcontractor’s possession or on Subcontractor’s systems or equipment.

5.4	Transport Control

Subcontractor shall, and require the Subcontractor Personnel to, follow Alcatel-Lucent’s written instructions as such relates to the use of commercially acceptable measures designed to prevent the Alcatel-Lucent Data from being read, copied, altered or deleted by unauthorized parties during the transmission thereof or during the transport of the data media containing such Alcatel-Lucent Data.

5.5	Notice of Unauthorized Use, Access, Processing, Transfer of Alcatel-Lucent Data

In the event Subcontractor and/or Subcontractor Personnel have actual knowledge of or reason to believe that there has been any unauthorized disclosure, use, transfer, processing of, access to and/or loss of Alcatel-Lucent Data, or the media containing such Alcatel-Lucent Data (“Security Breach”), Subcontractor shall, and require the Subcontractor Personnel to, immediately notify Alcatel-Lucent of such Security Breach and use commercially reasonable efforts to contain such Security Breach and to prevent any further Security Breach.

6.0	LIMITATION OF LIABILITY AND INDEMNIFICATION
6.1

Subcontractor shall be strictly liable for any losses, damages and claims that result from Subcontractor’s or Subcontractor Personnel’s unauthorized use misuse, abuse, theft, loss, destruction, unauthorized access, transfer, process and disclosure of the Alcatel-Lucent Data or Subcontractor’s or Subcontractor Personnel’s aiding and abetting a third party’s unauthorized use, misuse, abuse, theft, loss, destruction, unauthorized access, transfer, processing and/or disclosure of the Alcatel-Lucent Data.

6.2

Subcontractor shall indemnify, defend and/or settle, and hold Alcatel-Lucent harmless from any claims, losses, damages and/or expenses (including reasonable attorney fees) related to any breach of this DPPA and/or any unauthorized use, transfer, disclosure, processing and/or access to the Alcatel-Lucent Data (Security Breach) that results from Subcontractor’s or Subcontractor Personnel’s acts or omissions.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 105 of 110

7.0	COMPLIANCE WITH LAWS

Subcontractor shall, and require the Subcontractor Personnel to, at Subcontractor’s own expense, comply with all applicable laws, ordinances, regulations and codes, including, but not limited to, data privacy laws, FCPA and/or HPPA, as applicable, and including the identification and procurement of required permits, certificates, licenses, insurance, approvals, security systems and inspections in Subcontractor’s and Subcontractor Personnel’s performance under this DPPA and the Agreement, and as such relates to the protection, security, use, access, management, transfer and/or disclosure of Alcatel-Lucent Data or similar personal identifiable information of individuals and/or entities.

8.0	EXPORT CONTROL

Subcontractor shall, and require the Subcontractor Personnel to, not use, distribute, transfer or transmit any Alcatel-Lucent Data and/or media containing such Alcatel-Lucent Data (even if incorporated into other media, software or information) provided to it by Alcatel-Lucent or a Data Subject, or other third parties on behalf of Alcatel-Lucent and/or the Data Subject, under this DPPA, the Agreement and/or NDA except in compliance with all applicable export laws and regulations (the “Export Laws”) of the applicable country of the Data Subject. The obligations stated in this paragraph shall survive the expiration, cancellation or termination of this DPPA, the Agreement, NDA or any other related agreement(s).

9.0	CHOICE OF LAW

This DPPA shall be governed by the laws of the State of New York. No effect will be given to any conflict of laws rules. The United Nations Convention on Contracts for the International Sale of Goods shall not be applicable to this DPPA, or any of the transactions contemplated by this DPPA.

10.0	CHANGES AND TERMINATION OF THE AGREEMENT

If either Party terminates the Agreement, NDA and/or this DPPA, Subcontractor shall, and require Subcontractor Personnel to, immediately destroy or return, if requested by Alcatel-Lucent, all such Alcatel-Lucent Data provided pursuant to this DPPA, the Agreement and/or the NDA, in Subcontractor’s or Subcontractor Personnel’s possession or control, and certify in writing to Alcatel-Lucent that it has done so. Subcontractor shall, and shall require Contractor Personnel to, immediately surrender any password or other means of accessing any Alcatel-Lucent system to which Subcontractor or Subcontractor Personnel have access and shall cease accessing such system immediately.

11.0	SURVIVAL OF AGREEMENT AND PRECEDENCE

This DPPA shall survive termination of the Agreement, and to the extent that there is a conflict between the Agreement and this DPPA, this DPPA shall prevail. In the event of a conflict between the NDA, the Agreement and this DPPA, this DPPA shall take precedence as it relates to the Alcatel-Lucent Data.

12.0	ENTIRE AGREEMENT

This DPPA, along with the Agreement and NDA, represent the complete understanding between the Parties as it relates to the Alcatel-Lucent Data and supersedes any previous understanding, communications and/or agreement between the Parties as it relates to this DPPA or the subject matter hereof. This DPPA can only be modified in writing and must be signed by authorized representatives of both Parties.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 106 of 110

ACCEPTED AND ACKNOWLEDGED:

ALCATEL-LUCENT ENTITY	SUBCONTRACTOR

BY:	BY:
Signature	Signature

Printed/Typed Name	Printed/Typed Name

Title	Title

Date	Date

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 107 of 110

EXHIBIT 1 to Schedule D of Attachment G – ALCATEL-LUCENT GLOBAL PRIVACY AND DATA PROTECTION POLICY

	Global Privacy and Data Protection Policy (Internal)	Edition: Final 04 February 2009

Effective Date: 27 February 2009

Global Compliance Policy	Approved By: James Cocito Chief Compliance Officer and Chief Privacy Officer	Functional Owner: Compliance

Alcatel•Lucent Global Privacy and Data Protection Policy

Alcatel-Lucent recognizes that, in order to conduct a successful business in an increasingly global and electronic economy, the processing of personal data, which includes, but is not limited to, collecting, using, retaining/storing, accessing and/or disclosing, by Alcatel-Lucent is often necessary. In addition, Alcatel-Lucent recognizes the legal rights and expectations of its employees and third-party workers, or similar personnel, and other third parties conducting business with or on behalf of Alcatel-Lucent (“Individuals” or “Data Subjects”) as they relate to the privacy and protection of the Individual’s personal data. Personal data is defined as information that is, or can be, about or related to an identifiable individual or used, directly or indirectly, to identify an individual. Information collected by Alcatel-Lucent entities about Individuals, to a large extent, is likely to be considered personal data. Some examples of personal data are name, home or email address, identification number (social security number, HRID, Social Insurance Number), physical characteristics as well as information about performance and/or behavior when combined with other personal data.

It is Alcatel-Lucent’s goal to balance the benefits of a global and centralized business with the Individual’s right to privacy and having his or her personal data protected. Alcatel-Lucent is committed to respecting the Individual’s privacy rights and expectations and to protecting the Individual’s personal data collected by Alcatel-Lucent from unauthorized access, use, retention/storage and/or disclosure. Meeting this commitment is a primary management objective and the individual and collective responsibility of all Alcatel-Lucent entities and employees as well as third parties conducting business with or on behalf of Alcatel-Lucent. To that end, Alcatel-Lucent is committed to:

➢

Assigning and supporting the management and accountability of its Global Privacy and Data Protection Policies and associated procedures. The Global Privacy and Data Protection Organization, under the Compliance organization, the Chief Privacy Officer and the Chief Privacy and Data Protection Counsel have been assigned the sole responsibility for defining, documenting, promoting and communicating the Alcatel-Lucent Global Privacy and Data Protection policies and programs, and developing and implementing processes and procedures to ensure global compliance with those policies and procedures as well as the applicable privacy and data protection laws. Every Alcatel-Lucent entity and employee is responsible for complying with the Alcatel-Lucent Global Privacy and Data Protection policies as well as the applicable privacy and data protection laws.

➢

Providing required notices to Individuals relating to the processing of his or her personal data by Alcatel-Lucent entities, employees and third parties acting on behalf of Alcatel-Lucent. Alcatel-Lucent will provide required notices to its employees and all interested third parties about the Alcatel-Lucent Global Privacy and Data Protection policies and associated procedures, and disclose to Data Subjects the purpose(s) for which such Individual’s personal data is being collected, used, retained/stored, disclosed or otherwise processed.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 108 of 110

➢

Informing Individuals of the available choices they may have relating to the processing of their personal data and, when required, obtaining the required consent of such Individuals, either implicit or explicit. Whenever and wherever personal data is to be collected, used, retained or disclosed, Individuals will be informed of their available choices in providing such personal data (e.g., “opt-in” or “opt-out”). In addition, Alcatel-Lucent will seek to obtain, where required, the implicit or explicit consent of such Individuals with respect to the collection, use, retention and disclosure of their personal data.

➢

Collecting personal data only for the specific purpose(s) as provided in the notices to the Individuals, and proportional to the applicable purpose(s). Notices at the point of collection will describe, to the extent possible, the purpose for which the personal data is being collected, and such personal data will be collected at such point for no other purpose. Alcatel-Lucent entities will collect, only, the necessary personal data required to fulfill the stated purpose(s).

➢

Using personal data only for the purpose(s) for which it has been collected and of which the Data Subject has been notified and, when required, provided implicit or explicit consent, as applicable. Alcatel-Lucent entities will retain such personal data only for the period of time required to fulfill the purpose(s), subject to local laws. Prior to the collection, use, retention and disclosure of the personal data, the Data Subject will be provided notification of the purpose for which his or her personal data is being collected, used, retained and disclosed. This policy requires that those who collect, use, retain/store, disclose or otherwise process personal data do so only for the described purpose(s), of which the Data Subject has been notified, and for which implicit or explicit consent has been obtained, when required. Personal data may be retained only as long as necessary to fulfill the stated purpose(s) and in compliance with the retention period(s) permitted by the applicable country’s laws and as may be defined in Alcatel-Lucent’s global records retention policy.

➢

Providing Data Subjects with access to their personal data for review and updates. Individuals will have the right to review their personal data and make corrections or updates. Individuals also may have the right to withdraw their consent, if needed, to the collection, use, retention and disclosure of their personal data. Alcatel-Lucent shall have processes in place to ensure that the Individual requesting review or updates to his or her personal data is the correct person.

➢

Disclosing personal data to third parties only for a legitimate and identified purpose(s) and, where required by law, with the implicit or explicit consent of the Data Subject. Alcatel-Lucent entities and employees will disclose personal data to third parties only for valid business reasons. The Individual’s implicit or explicit consent will be obtained when required. In addition to the execution of a non-disclosure agreement for the protection of confidential information, Alcatel-Lucent entities will require a commitment by third parties receiving personal data to adhere to the Alcatel-Lucent Global Privacy and Data Protection policies and all related procedures, as well as the data privacy and protection law(s) of the applicable countries.

➢	Securing personal data from unauthorized access and use. Both physical and electronic personal data, in any format or media, will be protected against unauthorized access and use.
➢

Working to ensure the quality of the personal data collected, used, retained and disclosed. Alcatel-Lucent entities will have in place processes and procedures to ensure that the personal data collected remains accurate, complete and relevant for the purpose(s) described in the applicable notice made available to Individuals at the point of collection. Individuals will be provided the opportunity to access, review and update their respective personal data.

➢

Monitoring and enforcing compliance with the Alcatel-Lucent Global Privacy and Data Protection Policies and the data privacy and protection laws of the applicable countries. It is the responsibility of all Alcatel-Lucent entities, employees and affiliated third parties to comply with the Alcatel-Lucent Global Privacy and Data Protection Policies, and associated procedures, and the applicable laws providing for the privacy rights of Individuals and protection of their personal data. In addition, Alcatel-Lucent entities will have processes and procedures in place to handle complaints and disputes relating to the collection, use, retention and disclosure of personal data.

This Global Privacy and Data Protection Policy apply to all Alcatel-Lucent entities, subsidiaries, affiliates and joint ventures over which Alcatel-Lucent has management control, and their respective employees.

This Alcatel Lucent Global Privacy and Data Protection Policy was last updated February 4, 2009.

If you have any questions regarding the implementation of this policy, contact the Chief Privacy and Data Protection Counsel or the Alcatel-Lucent Global Privacy and Data Protection Team at Dataprivacyteam@alcatel-lucent.com.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 109 of 110

SCHEDULE E OF ATTACHMENT G

compliance with the US Foreign Corrupt Practices Act, principles of OECD Convention on Combating Bribery of Foreign Public Officials and corresponding laws

The Alcatel-Lucent Business Guidelines require Subcontractor and each Subcontractor employee to comply with all applicable laws and regulations combating corruption and bribery, such as the U.S. Foreign Corrupt Practices Act (the “FCPA”), the principles of the OECD Convention on Combating Bribery of Foreign Public Officials (the “OECD Convention”), and corresponding laws of all other countries in which Alcatel-Lucent does business.

While working for Alcatel-Lucent, Subcontractor and each Subcontractor employee may not enter into any transaction that is a violation of either the FCPA, the principles of the OECD Convention, or the local anti-bribery laws of any country in which Service Provider provides services to Alcatel-Lucent

Among other things, the FCPA prohibits offering, promising, authorizing or giving, directly or indirectly, anything of value, including money or gifts, to “government officials” or political parties in order to obtain or retain business or to secure any improper advantage. A “government official” means an employee or officer of any government, including any national, regional or local department, agency or enterprise owned or controlled by a government, any official of a political party, any official or employee of a public international organization, any person acting in an official capacity for or on behalf of such entities, and candidates for political office.

In order to prevent intentional or unintentional violations of the FCPA, the principles of the OECD Convention or related Alcatel-Lucent policies, the following principles of conduct and business practices must be adhered to by Subcontractor and each Subcontractor employee:

1. No employee or consultant, agent or representative/distributor acting on behalf of Subcontractor shall give, offer, promise, authorize or make, directly or indirectly, a payment of anything of value (in the form of cash payment, compensation, gift, contribution, or otherwise) to:

a. Any individual or firm with the intention to influence an official act or decision by that individual or firm or to otherwise secure an improper advantage for Subcontractor or a Subcontractor employee or Alcatel-Lucent in order to obtain or retain business;

b. Any individual or firm employed by, or acting for or on behalf of, any government, any agency/organization thereof, or any company or organization controlled or owned by a government agency, or any public international organization, with the intention to influence an official act or decision or to secure an improper advantage for Subcontractor or a Subcontractor employee or Alcatel-Lucent in order to obtain or retain business; or

c. Any governmental official, political party or official of such party or any candidate for political office, for the purposes of influencing an official act or decision or securing an improper advantage for Alcatel-Lucent in order to obtain or retain business.

2. No employee or consultant, agent, or representative/distributor acting on behalf of Subcontractor may give, offer, promise, authorize or make a payment or anything of value to a third party while “knowing” or having reason to know that any portion of such payment might be passed on to any of the individuals or for any purpose listed in item 1 a) through 1 c), above. The term knowing is broadly defined to include any conscious disregard or deliberate ignorance of circumstances which may suggest that a payment is an indirect bribe, and therefore would constitute a violation of the FCPA, the principles of the OECD Convention as implemented by the local legislation of its signatories or corresponding local law.

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement Number 4480027351

Page Number 110 of 110

Acknowledged and agreed:

(Date)	(Signature)

(Name of Service Provider)	(Typed or Printed Name)

(Agreement Number)	(Identification or Passport Number)

Master Subcontracting Agreement - Telecom

Alcatel-Lucent - Confidential and Proprietary

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.